Exhibit 10.3

EXECUTION VERSION

CORESITE, L.P.

$175,000,000 3.91% Senior Notes due April 20, 2024

NOTE PURCHASE AGREEMENT

Dated April 20, 2017

i

SCHEDULE A	—	Defined Terms

SCHEDULE 1	—	Form of 3.91% Senior Note due April 20, 2024

SCHEDULE 2.3	—	Form of Subsidiary Guaranty

SCHEDULE 4.4(a)(i)	—	Form of Opinion of Special Counsel for the Parent, the Issuer and the Initial Subsidiary Guarantors

SCHEDULE 4.4(a)(ii)	—	Form of Opinion of Special Counsel for the Parent

SCHEDULE 4.4(b)	—	Form of Opinion of Special Counsel for the Purchasers

SCHEDULE 4.9	—	Changes in Corporate Structure

SCHEDULE 5.3	—	Disclosure Materials

SCHEDULE 5.4	—	Subsidiaries of the Issuer and Ownership of Subsidiary Stock

SCHEDULE 5.5	—	Financial Statements

SCHEDULE 5.15	—	Existing Indebtedness

SCHEDULE 10	—	Eligible Real Estate

SCHEDULE 11	—	Existing Credit Facilities

PURCHASER SCHEDULE	—	Information Relating to Purchasers

v

CORESITE, L.P.

1001 17th Street, Suite 500

Denver, Colorado 80202

$175,000,000 3.91% Senior Notes due April 20, 2024

April 20, 2017

TO EACH OF THE PURCHASERS LISTED IN

THE PURCHASER SCHEDULE HERETO:

Ladies and Gentlemen:

Each of CORESITE, L.P., a Delaware limited partnership (the “Issuer”), and CORESITE REALTY CORPORATION, a Maryland corporation (the “Parent”) (in respect of Sections 22.6, 22.7 and 23 hereof), agrees with each of the Purchasers as follows:

SECTION 1.                                          AUTHORIZATION OF NOTES.

The Issuer will authorize the issue and sale of $175,000,000 aggregate principal amount of its 3.91% Senior Notes due April 20, 2024 (the “Notes”).  The Notes shall be substantially in the form set out in Schedule 1.  Certain capitalized and other terms used in this Agreement are defined in Schedule A and, for purposes of this Agreement, the rules of construction set forth in Section 22.4 shall govern.

SECTION 2.                                          SALE AND PURCHASE OF NOTES.

Section 2.1.                                Notes.  Subject to the terms and conditions of this Agreement, the Issuer will issue and sell to each Purchaser and each Purchaser will purchase from the Issuer, at the Closing provided for in Section 3, Notes in the principal amount specified opposite such Purchaser’s name in the Purchaser Schedule at the purchase price of 100% of the principal amount thereof.  The Purchasers’ obligations hereunder are several and not joint obligations and no Purchaser shall have any liability to any Person for the performance or non-performance of any obligation by any other Purchaser hereunder.

Section 2.2.                                Parent Guaranty.  The payment by the Issuer of its obligations hereunder and under the Notes and the performance by the Issuer of its obligations under this Agreement will be unconditionally guaranteed by the Parent, pursuant and subject to the terms of the parent guaranty contained in Section 23 hereof (the “Parent Guaranty”).

Section 2.3.                                Subsidiary Guaranties.  The payment by the Issuer of all amounts due on the Notes and all of its other payment obligations under this Agreement may from time to time be absolutely and unconditionally guaranteed by the Subsidiary Guarantors pursuant to and subject to the terms of the Subsidiary Guaranty of each Subsidiary Guarantor, which shall be substantially in the form of Schedule 2.3 attached hereto (as amended, modified or supplemented from time to time, each a “Subsidiary Guaranty,” and collectively, the “Subsidiary Guaranties”), and otherwise in accordance with the provisions of Section 9.8 hereof.

SECTION 3.                                          CLOSING.

The sale and purchase of the Notes to be purchased by each Purchaser shall occur at the offices of Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, at 10:00 a.m., Central time, at a closing (the “Closing”) on April 20, 2017 or on such other Business Day thereafter on or prior to April 24, 2017 as may be agreed upon by the Issuer and the Purchasers.  At the Closing the Issuer will deliver to each Purchaser the Notes to be purchased by such Purchaser in the form of a single Note (or such greater number of Notes in denominations of at least $100,000 as such Purchaser may request) dated the date of the Closing and registered in such Purchaser’s name (or in the name of its nominee), against delivery by such Purchaser to the Issuer or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Issuer set forth in the funding instructions delivered by the Issuer in accordance with Section 4.11.  If at the Closing the Issuer shall fail to tender such Notes to any Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to such Purchaser’s satisfaction, such Purchaser shall, at its election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Purchaser may have by reason of such failure by the Issuer to tender such Notes or any of the conditions specified in Section 4 not having been fulfilled to such Purchaser’s satisfaction.

SECTION 4.                                          CONDITIONS TO CLOSING.

Each Purchaser’s obligation to purchase and pay for the Notes to be sold to such Purchaser at the Closing is subject to the fulfillment to such Purchaser’s satisfaction, prior to or at the Closing, of the following conditions:

Section 4.1.                                Representations and Warranties.  The representations and warranties of the Issuer in this Agreement and of each Initial Subsidiary Guarantor in the Subsidiary Guaranty shall be correct when made and at the Closing.

Section 4.2.                                Performance; No Default.  The Parent and the Issuer shall have performed and complied with all agreements and conditions contained in this Agreement, and each Initial Subsidiary Guarantor shall have performed and complied with all agreements and conditions contained in the Subsidiary Guaranty, in each case, required to be performed or complied with by it prior to or at the Closing.  Before and after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by Section 5.14), no Default or Event of Default shall have occurred and be continuing.  None of the Parent, the Issuer nor any Subsidiary shall have entered into any transaction since the date of the Parent’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 that would have been prohibited by Section 10 had such Section applied since such date.

Section 4.3.                                Compliance Certificates.

(a)                                 Officer’s Certificate.  The Parent, on behalf of the Issuer and each Initial Subsidiary Guarantor, shall have delivered to such Purchaser an Officer’s Certificate, dated the date of the Closing, certifying that the conditions specified in Sections 4.1, 4.2 and 4.9 have been fulfilled.

(b)                                  Secretary’s Certificate.  The Parent, on behalf of the Issuer and each Initial Subsidiary Guarantor, shall have delivered to such Purchaser a certificate of its Secretary or Assistant Secretary, dated the date of the Closing, certifying as to (i) the resolutions attached thereto and other corporate, limited partnership or limited liability company proceedings, as applicable, relating to the authorization, execution and delivery of the Notes, this Agreement and the Subsidiary Guaranty, as applicable, and (ii) such entity’s organizational documents as then in effect.

Section 4.4.                                Opinions of Counsel.  Such Purchaser shall have received opinions in form and substance satisfactory to such Purchaser, dated the date of the Closing (a) from (i) Latham & Watkins LLP, special counsel for the Parent, the Issuer and the Initial Subsidiary Guarantors, covering the matters set forth in Schedule 4.4(a)(i) and covering such other matters incident to the transactions contemplated hereby as such Purchaser or its counsel may reasonably request and (ii) Venable LLP, special Maryland counsel for the Parent, covering the matters set forth in Schedule 4.4(a)(ii) and covering such other customary matters incident to the transactions contemplated hereby as such Purchaser or its counsel may reasonably request (and the Parent, the Issuer and the Initial Subsidiary Guarantors hereby instruct their counsels to deliver such opinions to the Purchasers) and (b) from Chapman and Cutler LLP, the Purchasers’ special counsel in connection with such transactions, substantially in the form set forth in Schedule 4.4(b) and covering such other matters incident to such transactions as such Purchaser may reasonably request.

Section 4.5.                                Purchase Permitted by Applicable Law, Etc.  On the date of the Closing such Purchaser’s purchase of Notes shall (a) be permitted by the laws and regulations of each jurisdiction to which such Purchaser is subject, without recourse to provisions (such as section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (b) not violate any applicable law or regulation (including Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (c) not subject such Purchaser to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof.  If requested by such Purchaser at least ten Business Days prior to the date of the Closing, such Purchaser shall have received an Officer’s Certificate certifying as to such matters of fact as such Purchaser may reasonably specify to enable such Purchaser to determine whether such purchase is so permitted.

Section 4.6.                                Sale of Other Notes.  Contemporaneously with the Closing the Issuer shall sell to each other Purchaser and each other Purchaser shall purchase the Notes to be purchased by it at the Closing as specified in the Purchaser Schedule.

Section 4.7.                                Payment of Special Counsel Fees.  Without limiting Section 15.1, the Issuer shall have paid on or before the Closing the reasonable and documented fees, charges and disbursements of the Purchasers’ special counsel referred to in Section 4.4 to the extent reflected in a statement of such counsel rendered to the Issuer at least one Business Day prior to the Closing.

Section 4.8.                                Private Placement Number.  A Private Placement Number issued by Standard & Poor’s CUSIP Service Bureau (in cooperation with the SVO) shall have been obtained for the Notes.

Section 4.9.                                Changes in Corporate Structure.  Except as set forth in Schedule 4.9, none of the Parent, the Issuer or any Initial Subsidiary Guarantor shall have changed its jurisdiction of incorporation or organization, as applicable, or been a party to any merger or consolidation or succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 5.5.

Section 4.10.                               Subsidiary Guaranty.  Each Initial Subsidiary Guarantor shall have duly authorized, executed and delivered the Subsidiary Guaranty and such Purchaser shall have received a copy thereof.

Section 4.11.                               Funding Instructions.  At least three Business Days prior to the date of the Closing, each Purchaser shall have received written instructions signed by a Responsible Officer on letterhead of the Issuer directing the manner of payment of the purchase price for the Notes and setting forth (a) the name and address of the transferee bank, (b) such transferee bank’s ABA number and (c) the account name and number into which the purchase price for the Notes is to be deposited.

Section 4.12.                               Most Favored Lender Notice.  Each Purchaser shall have received a Most Favored Lender Notice with respect to any Additional Covenants as of the date of the Closing.

Section 4.13.                               Proceedings and Documents.  All corporate, limited partnership, limited liability company and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be reasonably satisfactory to such Purchaser and its special counsel, and such Purchaser and its special counsel shall have received all such counterpart originals or certified or other copies of such documents as such Purchaser or such special counsel may reasonably request.

SECTION 5.                                          REPRESENTATIONS AND WARRANTIES OF THE ISSUER.

The Issuer represents and warrants to each Purchaser that:

Section 5.1.                                Organization; Power and Authority.  (a) The Parent is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  The Parent has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and to perform the provisions hereof.

(b)                                  The Issuer is a limited partnership duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign limited partnership and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  The Issuer has the limited partnership power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and the Notes and to perform the provisions hereof and thereof.

(c)                                  Each Initial Subsidiary Guarantor is a limited liability company or limited partnership, as the case may be, duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign limited liability company or limited partnership, as the case may be, and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  Each Initial Subsidiary Guarantor has the limited liability company or limited partnership power and authority, as the case may be, to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver the Subsidiary Guaranty and to perform the provisions thereof.

Section 5.2.                                Authorization, Etc.  (a) This Agreement has been duly authorized by all necessary corporate action on the part of the Parent, and this Agreement constitutes a legal, valid and binding obligation of the Parent enforceable against the Parent in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) (the “Enforceability Exceptions”).

(b)                                  This Agreement and the Notes have been duly authorized by all necessary limited partnership action on the part of the Issuer, and this Agreement constitutes, and upon execution and delivery thereof each Note will constitute, a legal, valid and binding obligation of the Issuer enforceable against the Issuer in accordance with its terms, except as such enforceability may be limited by the Enforceability Exceptions.

(c)                                  The Subsidiary Guaranty has been duly authorized by all necessary limited liability company or limited partnership action, as the case may be, on the part of each Initial Subsidiary Guarantor, and the Subsidiary Guaranty constitutes a legal, valid and binding obligation of such Initial Subsidiary Guarantor enforceable against such Initial Subsidiary Guarantor in accordance with its terms, except as such enforceability may be limited by the Enforceability Exceptions.

Section 5.3.                                Disclosure.  The public filings of the Parent made with the SEC since December 31, 2016 fairly describe, in all material respects, the general nature of the business and principal properties of the Parent, the Issuer and the Subsidiaries.  The financial statements listed in Schedule 5.5 and the documents, certificates or other writings delivered to the Purchasers, including any public filings made with the SEC by the Parent since December 31, 2016, in each case identified in Schedule 5.3 hereof (collectively, the “Disclosure Documents”), taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made; provided that, with respect to projections, estimates and other forward-looking information, the Issuer represents only that such information was prepared in good faith based upon assumptions believed by it to be reasonable at the time.  Except as disclosed in the Disclosure Documents, since December 31, 2016, there has been no change in the financial condition, operations, business or properties of the Parent, the Issuer or any Subsidiary except changes that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  There is no fact known to the Issuer that could reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Disclosure Documents.

Section 5.4.                                Organization and Ownership of Shares of Subsidiaries; Affiliates.  (a) Schedule 5.4 contains (except as noted therein) as of the date hereof complete and correct lists of (i) of the Issuer’s Subsidiaries, showing, as to each Subsidiary, the name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its capital stock or similar Equity Interests outstanding owned by the Issuer and each Subsidiary and whether such Subsidiary is an Initial Subsidiary Guarantor, (ii) the Issuer’s Affiliates, other than Subsidiaries and (iii) the directors and senior officers of the Parent and the Issuer.

(b)                                  All of the outstanding shares of capital stock or similar Equity Interests of each Subsidiary shown in Schedule 5.4 as being owned by the Issuer and its Subsidiaries have been validly issued, are fully paid and non-assessable and are owned by the Issuer or another Subsidiary free and clear of any Lien that is prohibited by this Agreement.

(c)                                  Each Subsidiary is a corporation, limited partnership, limited liability company or other legal entity duly organized, validly existing and, where applicable, in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation, limited partnership, limited liability company or other legal entity and, where applicable, is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  Each such Subsidiary has the corporate, limited partnership, limited liability company or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.

(d)                                  No Subsidiary of the Issuer is subject to any legal, regulatory, contractual or other restriction (other than customary limitations imposed by corporate law or similar statutes and customary limitations imposed by the terms of agreements governing Non-Recourse Indebtedness) restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Parent, the Issuer or any Subsidiary that owns outstanding shares of capital stock or similar Equity Interests of such Subsidiary.

Section 5.5.                                Financial Statements; Material Liabilities.  The Issuer has delivered or made available to each Purchaser copies of the financial statements of the Parent and its Subsidiaries listed on Schedule 5.5.  All of such financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Parent and its Subsidiaries as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments and the absence of footnotes).  The Parent and its Subsidiaries do not have any Material liabilities that are not disclosed in the Disclosure Documents.

Section 5.6.                                Compliance with Laws, Other Instruments, Etc.  The execution, delivery and performance by the Parent of this Agreement, the Issuer of this Agreement and the Notes and each Initial Subsidiary Guarantor of the Subsidiary Guaranty will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Parent, the Issuer or any Initial Subsidiary Guarantor under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, shareholders agreement or any other agreement or instrument to which the Parent, the Issuer or any Initial Subsidiary Guarantor is bound or by which the Parent, the Issuer or any Initial Subsidiary Guarantor or any of their respective properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority applicable to the Parent, the Issuer or any Initial Subsidiary Guarantor or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Parent, the Issuer or any Initial Subsidiary Guarantor.

Section 5.7.                                Governmental Authorizations, Etc.  No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by (a) the Parent of this Agreement or (b) the Issuer of this Agreement and the Notes, in each case except for consents, approvals, authorizations, registrations, filings and declarations which have been duly obtained, taken, given or made and are in full force and effect.

Section 5.8.                                Litigation; Observance of Agreements, Statutes and Orders.  (a) All Material litigation affecting the Parent, the Issuer or any Subsidiary is disclosed in “Part I—Item 3. Legal Proceedings” of the Parent’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 and listed in Schedule 5.3 hereto. Except as disclosed thereon, there are no actions, suits, investigations or proceedings pending or, to the best knowledge of the Issuer, threatened in writing against or affecting the Parent, the Issuer or any Subsidiary or any property of the Parent, the Issuer or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(b)                                  None of the Parent, the Issuer or any Subsidiary is (i) in default under any agreement or instrument to which it is a party or by which it is bound, (ii) in violation of any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or (iii) in violation of any applicable law, ordinance, rule or regulation of any Governmental Authority (including Environmental Laws, the USA PATRIOT Act or any of the other laws and regulations that are referred to in Section 5.16), which default or violation could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 5.9.                                Taxes.  Each of the Parent, the Issuer and each Subsidiary has filed all material tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (i) the amount of which, individually or in the aggregate, is not Material or (ii) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Parent, the Issuer or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP.  The Issuer knows of no reasonable basis for any other tax or assessment that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  The charges, accruals and reserves on the books of each of the Parent, the Issuer and the Subsidiaries in respect of U.S. federal, state or other taxes for all fiscal periods are adequate in all Material respects.  The U.S. federal income tax liabilities of the Parent, the Issuer and the Subsidiaries have been finally determined (whether by reason of completed audits or the statute of limitations having run) for all fiscal years up to and including the fiscal year ended December 31, 2012.

Section 5.10.                               Title to Property; Leases.  The Parent, the Issuer and the Subsidiaries have good and sufficient title to their respective owned properties that individually or in the aggregate are Material, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by the Parent, the Issuer or any Subsidiary after such date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by this Agreement.  All leases that individually or in the aggregate are Material are valid and subsisting and are in full force and effect in all material respects.

Section 5.11.                               Licenses, Permits, Etc.  (a) The Parent, the Issuer and the Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, proprietary software, service marks, trademarks and trade names, or rights thereto, that individually or in the aggregate are Material, without known conflict with the rights of others.

(b)                                  To the best knowledge of the Issuer, no product or service of the Parent, the Issuer or any Subsidiary infringes in any material respect any license, permit, franchise, authorization, patent, copyright, proprietary software, service mark, trademark, trade name or other right owned by any other Person.

(c)                                  To the best knowledge of the Issuer, there is no Material violation by any Person of any right of the Parent, the Issuer or any Subsidiary with respect to any license, permit, franchise, authorization, patent, copyright, proprietary software, service mark, trademark, trade name or other right owned or used by the Parent, the Issuer or any Subsidiary.

Section 5.12.                               Compliance with Employee Benefit Plans.  (a) The Issuer and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.  Neither the Issuer nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA (other than for PBGC premiums due but not delinquent under section 4007 of ERISA) or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in section 3 of ERISA), and no event, transaction or condition has occurred or exists that could, individually or in the aggregate, reasonably be expected to result in the incurrence of any such liability by the Issuer or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Issuer or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to section 430(k) of the Code or to any such penalty or excise tax provisions under the Code or federal law or section 4068 of ERISA or by the granting of a security interest in connection with the amendment of a Plan, other than such liabilities or Liens as would not be individually or in the aggregate Material.

(b)                                  The present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), determined as of the end of such Plan’s most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan’s most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities.  The term “benefit liabilities” has the meaning specified in section 4001 of ERISA and the terms “current value” and “present value” have the meaning specified in section 3 of ERISA.

(c)                                  The Issuer and its ERISA Affiliates have not incurred withdrawal liabilities under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material.

(d)                                  The expected postretirement benefit obligation (determined as of the last day of the Issuer’s most recently ended fiscal year in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 715-60, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of the Parent and its Subsidiaries is not Material.

(e)                                  The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code.  The representation by the Issuer to each Purchaser in the first sentence of this Section 5.12(e) is made in reliance upon and subject to the accuracy of such Purchaser’s representation in Section 6.2 as to the sources of the funds to be used to pay the purchase price of the Notes to be purchased by such Purchaser.

(f)                                  The Parent, the Issuer and their Subsidiaries do not have any Non-U.S. Plans.

Section 5.13.                               Private Offering by the Issuer.  None of the Parent, the Issuer or any Initial Subsidiary Guarantor nor anyone acting on their behalf has offered the Notes, the Parent Guaranty, the Subsidiary Guaranty or any similar Securities for sale to, or solicited any offer to buy the Notes, the Parent Guaranty, the Subsidiary Guaranty or any similar Securities from, or otherwise approached or negotiated in respect thereof with, any Person other than the Purchasers and not more than ten other Institutional Investors, each of which has been offered the Notes at a private sale for investment.  None of the Parent, the Issuer or any Initial Subsidiary Guarantor nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes or the execution and delivery of the Parent Guaranty or the Subsidiary Guaranty to the registration requirements of section 5 of the Securities Act or to the registration requirements of any securities or blue sky laws of any applicable jurisdiction.

Section 5.14.                               Use of Proceeds; Margin Regulations.  The Issuer will apply the proceeds of the sale of the Notes hereunder to repay certain outstanding Indebtedness and for general corporate purposes.  No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any Securities under such circumstances as to involve the Issuer in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220).  Margin stock does not constitute more than 10% of the value of the consolidated assets of the Issuer and its Subsidiaries and the Issuer does not have any present intention that margin stock will constitute more than 25% of the value of such assets.  As used in this Section, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U.

Section 5.15.                               Existing Indebtedness; Future Liens.  (a) Except as described therein, Schedule 5.15 sets forth a complete and correct list of all outstanding Indebtedness of the Parent, the Issuer and the Subsidiaries as of December 31, 2016 (including descriptions of the obligors and obligees (or the agent, trustee or other entity acting in a similar capacity on behalf of the obligees), principal amounts outstanding, any collateral therefor and any Guaranties thereof), since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Indebtedness of the Parent, the Issuer or the Subsidiaries.  None of the Parent, the Issuer or any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of the Parent, the Issuer or such Subsidiary and no event or condition exists with respect to any Indebtedness of the Parent, the Issuer or any Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

(b)                                  Except as disclosed in Schedule 5.15, none of the Parent, the Issuer or any Subsidiary has agreed or consented to cause or permit any of its property, whether now owned or hereafter acquired, to be subject to a Lien that secures Indebtedness or to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien that secures Indebtedness.

(c)                                  None of the Parent, the Issuer or any Subsidiary is a party to, or otherwise subject to any provision contained in, any instrument evidencing Indebtedness of the Parent, the Issuer or such Subsidiary, any agreement relating thereto or any other agreement (including its charter or any other organizational document) which limits the amount of, or otherwise imposes restrictions on the incurring of, Indebtedness of the Issuer, except as disclosed in Schedule 5.15.

Section 5.16.                               Foreign Assets Control Regulations, Etc.  (a) None of the Parent, the Issuer or any Controlled Entity (i) is a Blocked Person, (ii) has been notified that its name appears or may in the future appear on a State Sanctions List or (iii) is a target of sanctions that have been imposed by the United Nations or the European Union.

(b)                                  None of the Parent, the Issuer or any Controlled Entity (i) has violated, been found in violation of, or been charged or convicted under, any applicable U.S. Economic Sanctions Laws, Anti-Money Laundering Laws or Anti-Corruption Laws or (ii) to the Issuer’s knowledge, is under investigation by any Governmental Authority for possible violation of any U.S. Economic Sanctions Laws, Anti-Money Laundering Laws or Anti-Corruption Laws.

(c)                                  No part of the proceeds from the sale of the Notes hereunder:

(i)                                     constitutes or will constitute funds obtained on behalf of any Blocked Person or will otherwise be used by the Issuer or any Controlled Entity, directly or indirectly, (A) in connection with any investment in, or any transactions or dealings with, any Blocked Person, (B) for any purpose that would cause any Purchaser to be in violation of any U.S. Economic Sanctions Laws or (C) otherwise in violation of any U.S. Economic Sanctions Laws;

(ii)                                  will be used, directly or indirectly, in violation of, or cause any Purchaser to be in violation of, any applicable Anti-Money Laundering Laws; or

(iii)                               will be used, directly or indirectly, for the purpose of making any improper payments, including bribes, to any Governmental Official or commercial counterparty in order to obtain, retain or direct business or obtain any improper advantage, in each case which would be in violation of, or cause any Purchaser to be in violation of, any applicable Anti-Corruption Laws.

(d)                                  Each of the Parent and the Issuer has established procedures and controls which its reasonably believes are adequate (and otherwise comply with applicable law) to ensure that the Parent, the Issuer and each Controlled Entity is and will continue to be in compliance with all applicable U.S. Economic Sanctions Laws, Anti-Money Laundering Laws and Anti-Corruption Laws.

Section 5.17.                               Status under Certain Statutes.  None of the Parent, the Issuer or any Subsidiary is subject to regulation under the Investment Company Act of 1940, the Public Utility Holding Company Act of 2005, the ICC Termination Act of 1995 or the Federal Power Act.

Section 5.18.                               Environmental Matters.  (a) None of the Parent, the Issuer or any Subsidiary have knowledge of any claim or has received any written notice of any claim, and no proceeding has been instituted asserting any claim against the Parent, the Issuer or any Subsidiary or any of their respective real properties now or formerly owned, leased or operated by any of them, alleging any damage to the environment or violation of any Environmental Laws, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect.

(b)                                  None of the Parent, the Issuer or any Subsidiary have knowledge of any facts which would give rise to any claim, public or private, of violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties now or formerly owned, leased or operated by any of them or to other assets or their use, except, in each case, such as could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(c)                                  None of the Parent, the Issuer or any Subsidiary have stored any Hazardous Substances on real properties now or formerly owned, leased or operated by any of them in a manner which is contrary to any Environmental Law that could, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(d)                                  None of the Parent, the Issuer or any Subsidiary have disposed of any Hazardous Substances in a manner which is contrary to any Environmental Law that could, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(e)                                  All buildings on all real properties now owned, leased or operated by the Parent, the Issuer or any Subsidiary are in compliance with applicable Environmental Laws, except where failure to comply could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

Section 5.19.                               Notes and Guaranties Rank Pari Passu.  The payment obligations of the Issuer under this Agreement and, upon issuance, the Notes and the payment obligations of each Guarantor under its Note Guaranty will rank at least pari passu in right of payment with all other unsecured and unsubordinated Indebtedness (actual or contingent) of the Issuer or such Guarantor, as the case may be, including, without limitation, all Unsecured Indebtedness of the Issuer or any Guarantor, as the case may be, described on Schedule 5.15 hereto, which is not therein designated as subordinated Indebtedness.

Section 5.20.                               Real Estate Investment Trust Status.  The Parent is qualified as a Real Estate Investment Trust under the Code.  The shares of common Equity Interests of the Parent are listed on the New York Stock Exchange.

Section 5.21.                               Solvency.  As of the date of the Closing and after giving effect to the transactions contemplated by this Agreement and the Note Guaranties, including issuance of the Notes hereunder, the Parent and its consolidated Subsidiaries, on a consolidated basis, are Solvent.

Section 5.22.                               No Bankruptcy Filing.  None of the Parent, the Issuer nor any Initial Subsidiary Guarantor is contemplating either the filing of a petition by it under any state or federal bankruptcy or insolvency laws or the liquidation of its assets or property, and the Issuer has no knowledge of any Person contemplating the filing of any such petition against it, the Parent or any Initial Subsidiary Guarantor.

Section 5.23.                               No Fraudulent Intent.  Neither the execution and delivery of this Agreement and the Note Guaranties nor the performance of any actions required hereunder or thereunder is being undertaken by the Parent, the Issuer or any Initial Subsidiary Guarantor with or as a result of any actual intent by any of such Persons to hinder, delay or defraud any entity to which any of such Persons is now or will hereafter become indebted.

SECTION 6.                                          REPRESENTATIONS OF THE PURCHASERS.

Section 6.1.                                Purchase for Investment.  (a) Each Purchaser severally represents that it is purchasing the Notes for its own account or for one or more separate accounts maintained by such Purchaser or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of such Purchaser’s or their property shall at all times be within such Purchaser’s or their control.  Each Purchaser understands that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Issuer is not required to register the Notes.

(b)                                  Each Purchaser severally represents that it is an “accredited investor” within the meaning of subparagraph (a)(1), (2), (3) or (7) of Rule 501 of Regulation D under the Securities Act acting for its own account (and not for the account of others) or as a fiduciary or agent for others (which others are also “accredited investors”). Each Purchaser further severally represents that such Purchaser has had the opportunity to ask questions of the Issuer and received answers concerning the terms and conditions of the sale of the Notes.

Section 6.2.                                Source of Funds.  Each Purchaser severally represents that at least one of the following statements is an accurate representation as to each source of funds (a “Source”) to be used by such Purchaser to pay the purchase price of the Notes to be purchased by such Purchaser hereunder:

(a)          the Source is an “insurance company general account” (as the term is defined in the U.S. Department of Labor’s Prohibited Transaction Exemption (“PTE”) 95-60) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the NAIC (the “NAIC Annual Statement”)) for the general account contract(s) held by or on behalf of any employee benefit plan together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other employee benefit plans maintained by the same employer (or affiliate thereof as defined in PTE 95-60) or by the same employee organization in the general account do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with such Purchaser’s state of domicile; or

(b)          the Source is a separate account that is maintained solely in connection with such Purchaser’s fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan (or its related trust) that has any interest in such separate account (or to any participant or beneficiary of such plan (including any annuitant)) are not affected in any manner by the investment performance of the separate account; or

(c)           the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1 or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 and, except as disclosed by such Purchaser to the Issuer in writing pursuant to this clause (c), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

(d)          the Source constitutes assets of an “investment fund” (within the meaning of Part VI of PTE 84-14 (the “QPAM Exemption”)) managed by a “qualified professional asset manager” or “QPAM” (within the meaning of Part VI of the QPAM Exemption), no employee benefit plan’s assets that are managed by the QPAM in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, represent more than 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a Person controlling or controlled by the QPAM maintains an ownership interest in the Issuer that would cause the QPAM and the Issuer to be “related” within the meaning of Part VI(h) of the QPAM Exemption and (i) the identity of such QPAM and (ii) the names of any employee benefit plans whose assets in the investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization, represent 10% or more of the assets of such investment fund, have been disclosed to the Issuer in writing pursuant to this clause (d); or

(e)           the Source constitutes assets of a “plan(s)” (within the meaning of Part IV(h) of PTE 96-23 (the “INHAM Exemption”)) managed by an “in-house asset manager” or “INHAM” (within the meaning of Part IV(a) of the INHAM Exemption), the conditions of Part I(a), (g) and (h) of the INHAM Exemption are satisfied, neither the INHAM nor a Person controlling or controlled by the INHAM (applying the definition of “control” in Part IV(d)(3) of the INHAM Exemption) owns a 10% or more interest in the Issuer and (i) the identity of such INHAM and (ii) the name(s) of the employee benefit plan(s) whose assets constitute the Source have been disclosed to the Issuer in writing pursuant to this clause (e); or

(f)             the Source is a governmental plan; or

(g)            the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Issuer in writing pursuant to this clause (g); or

(h)           the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

As used in this Section 6.2, the terms “employee benefit plan,” “governmental plan,” and “separate account” shall have the respective meanings assigned to such terms in section 3 of ERISA.

SECTION 7.                                          INFORMATION AS TO THE PARENT AND THE ISSUER.

Section 7.1.                                Financial and Business Information.  The Issuer shall deliver to each holder of a Note that is an Institutional Investor:

(a)           Quarterly Statements — within 60 days (or such shorter period as is the earlier of (x) 15 days greater than the period applicable to the filing of the Parent’s Quarterly Report on Form 10-Q (the “Form 10-Q”) with the SEC regardless of whether the Parent is subject to the filing requirements thereof and (y) the date by which such financial statements are required to be delivered under the Primary Credit Facility or the date on which such corresponding financial statements are delivered under the Primary Credit Facility if such delivery occurs earlier than such required delivery date) after the end of each quarterly fiscal period in each fiscal year of the Parent (other than the last quarterly fiscal period of each such fiscal year), copies of,

(i)                          a consolidated unaudited balance sheet of the Parent and its Subsidiaries as at the end of such quarter, and

(ii)                          consolidated unaudited statements of income or operations, changes in shareholders’ equity and cash flows of the Parent and its Subsidiaries, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer of the Parent as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments and the absence of footnotes, provided that delivery within the time period specified above of copies of the Parent’s Form 10-Q prepared in accordance with the requirements therefor and filed with the SEC in accordance with Section 7.4 shall be deemed to satisfy the requirements of this Section 7.1(a);

(b)          Annual Statements — within 120 days (or such shorter period as is the earlier of (x) 15 days greater than the period applicable to the filing of the Parent’s Annual Report on Form 10-K (the “Form 10-K”) with the SEC regardless of whether the Parent is subject to the filing requirements thereof and (y) the date by which such financial statements are required to be delivered under the Primary Credit Facility or the date on which such corresponding financial statements are delivered under the Primary Credit Facility if such delivery occurs earlier than such required delivery date) after the end of each fiscal year of the Parent, copies of

(i)                          a consolidated balance sheet of the Parent and its Subsidiaries as at the end of such year, and

(ii)                          consolidated statements of income or operations, changes in shareholders’ equity and cash flows of the Parent and its Subsidiaries for such year,

setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by an opinion thereon (without a “going concern” or similar qualification or exception and without any qualification or exception as to the scope of the audit on which such opinion is based (except for a qualification or an exception to the extent related to the maturity or refinancing of the loans under the Primary Credit Facility or the Notes)) of independent public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances; provided that delivery within the time period specified above of copies of the Parent’s Form 10-K for such fiscal year prepared in accordance with the requirements therefor and filed with the SEC in accordance with Section 7.4, together with an opinion of independent public accountants as described above, shall be deemed to satisfy the requirements of this Section 7.1(b);

(c)           SEC and Other Reports — if, and for so long as, (i) the Parent is not required to file reports with the SEC or (ii) a Default or Event of Default exists, promptly upon their becoming available, one copy of (i) each financial statement, report, notice or proxy statement sent by the Parent, the Issuer or any Subsidiary (x) to its principal lending banks as a whole (excluding information sent to such banks in the ordinary course of administration of a bank facility, such as information relating to pricing and borrowing availability) or (y) to its public Securities holders generally, and (ii) each regular or periodic report, each registration statement (without exhibits except as expressly requested by such holder), and each prospectus and all amendments thereto filed by the Parent, the Issuer or any Subsidiary with the SEC and of all press releases and other statements made available generally by the Parent, the Issuer or any Subsidiary to the public concerning developments that are Material;

(d)          Notice of Default or Event of Default — promptly, and in any event within five days after a Responsible Officer of the Issuer becoming aware of the existence of any Default or Event of Default or that any Person has given any notice, or taken any action with respect to, a claimed default hereunder or that any Person has given any notice or taken any action with respect to a claimed default of the type referred to in Section 11(f), a written notice specifying the nature and period of existence thereof and what action the Issuer is taking or proposes to take with respect thereto;

(e)           ERISA Matters — if, and for so long as, (i) the Parent is not required to file reports with the SEC or (ii) a Default or Event of Default exists, promptly, and in any event within five days after a Responsible Officer of the Issuer becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Issuer or an ERISA Affiliate proposes to take with respect thereto:

(i)                          with respect to any Plan, any reportable event, as defined in section 4043(c) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof;

(ii)                          the institution by the PBGC, or the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Issuer or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

(iii)                           any event, transaction or condition that results in the incurrence of any liability by the Issuer or any ERISA Affiliate pursuant to Title I or IV of ERISA (other than for PBGC premiums due but not delinquent under section 4007 of ERISA) or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Issuer or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, could reasonably be expected to have a Material Adverse Effect;

(f)            Notices from Governmental Authority — if, and for so long as, (i) the Parent is not required to file reports with the SEC or (ii) a Default or Event of Default exists, promptly, and in any event within 30 days of receipt thereof, copies of any notice to the Parent, the Issuer or any Subsidiary from any Governmental Authority relating to any order, ruling, statute or other law or regulation that could reasonably be expected to have a Material Adverse Effect;

(g)           Resignation or Replacement of Auditors — if, and for so long as, (i) the Parent is not required to file reports with the SEC or (ii) a Default or Event of Default exists, within ten days following the date on which the Parent’s auditors resign or the Parent elects to change auditors, as the case may be, notification thereof, together with such further information as the Required Holders may reasonably request; and

(h)          Requested Information — with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Parent, the Issuer or any Subsidiary or relating to the ability of the Issuer to perform its obligations hereunder and under the Notes or any Guarantor to perform its obligations under its Note Guaranty as from time to time may be reasonably requested by any such holder of a Note; provided that, except as set forth in Section 22.2 or as would otherwise be required to be delivered pursuant to Section 7.1(c), so long as no Default or Event of Default has occurred and is continuing, none of the Parent, the Issuer or any Subsidiary shall be required to prepare or deliver monthly financial statements or any other financial statements other than those (i) described in Section 7.1(a) and (b) above, or (ii) included in the Parent’s Form 10-Q and Form 10-K.

Section 7.2.                                Officer’s Certificate.  Each set of financial statements delivered to a holder of a Note pursuant to Section 7.1(a) or Section 7.1(b) shall be accompanied by a certificate of a Senior Financial Officer of the Parent:

(a)          Covenant Compliance — setting forth the information from such financial statements that is required in order to establish whether the Issuer was in compliance with the requirements of Sections 10.7, 10.8, 10.9, 10.10, 10.11 and 10.12 and any Incorporated Covenant during the quarterly or annual period covered by the financial statements then being furnished (including with respect to each such provision that involves mathematical calculations, the information from such financial statements that is required to perform such calculations), and detailed calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Section, and the calculation of the amount, ratio or percentage then in existence and a list of properties included in the Unencumbered Asset Pool.  In the event that the Parent, the Issuer or any Subsidiary has made an election to measure any financial liability using fair value (which election is being disregarded for purposes of determining compliance with this Agreement pursuant to Section 22.2) as to the period covered by any such financial statement, such Senior Financial Officer’s certificate as to such period shall include a reconciliation from GAAP with respect to such election;

(b)          Event of Default — certifying that such Senior Financial Officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Parent, the Issuer and the Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists (including any such event or condition resulting from the failure of the Parent, the Issuer or any Subsidiary to comply with any Environmental Law), specifying the nature and period of existence thereof and what action the Parent, the Issuer or such Subsidiary shall have taken or proposes to take with respect thereto; and

(c)           Subsidiary Guarantors — setting forth a list of all Subsidiaries that are Subsidiary Guarantors and certifying that each Subsidiary that is required to be a

Subsidiary Guarantor pursuant to Section 9.8 is a Subsidiary Guarantor, in each case, as of the date of such Senior Financial Officer’s certificate.

Section 7.3.                                Visitation.  The Issuer shall permit, and will cause the Parent to permit, the representatives of each holder of a Note that is an Institutional Investor:

(a)          No Default — if no Default or Event of Default then exists, at the expense of such holder and upon reasonable prior notice to the Parent or the Issuer, as the case may be, to visit the principal executive offices of the Parent or the Issuer, to discuss the affairs, finances and accounts of the Parent, the Issuer and the Subsidiaries with the Parent’s or the Issuer’s officers, and (with the consent of the Parent or the Issuer, as the case may be, which consent will not be unreasonably withheld) its independent public accountants (it being understood and agreed that only one such request for a discussion with the Parent’s independent public accountants shall be made per fiscal year by all holders of Notes and such discussion shall be held on or around the end of the SAS 100 review period and that a Senior Financial Officer of the Parent or the Issuer, as the case may be, shall receive reasonable prior notice of, and shall be entitled (but not required) to be present at, any such meeting), and (with the consent of the Parent or the Issuer, as the case may be, which consent will not be unreasonably withheld) to visit the other offices and properties of the Parent, the Issuer and each Subsidiary, all at such reasonable times and as often as may be reasonably requested in writing; provided that only one such visit or one such discussion shall be made per fiscal year by each holder of Notes; and

(b)          Default — if a Default or Event of Default then exists, at the expense of the Issuer to visit and inspect any of the offices or properties of the Parent, the Issuer or any Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Issuer authorizes and has caused the Parent to authorize said accountants to discuss the affairs, finances and accounts of the Parent, the Issuer and the Subsidiaries (provided, that representatives of the Parent and the Issuer shall receive reasonable prior notice of, and shall be entitled (but not required) to be present at, any such discussion), all at such times and as often as may be requested.

Section 7.4.                                Electronic Delivery.  Financial statements, opinions of independent certified public accountants, other information and Officer’s Certificates that are required to be delivered by the Issuer pursuant to Sections 7.1 and 7.2 shall be deemed to have been delivered if the Issuer satisfies or causes to be satisfied any of the following requirements with respect such financial statements, opinions of independent certified public accountants, other information and Officer’s Certificates, as the case may be:

(a)          such financial statements satisfying the requirements of Section 7.1(a) or (b) and related Officer’s Certificate satisfying the requirements of Section 7.2 and any other information required under paragraphs (c) through (h) of Section 7.1 are delivered to each holder of a Note by e-mail at the e-mail address set forth in such holder’s

Purchaser Schedule or as communicated from time to time in a separate writing delivered to the Issuer;

(b)          the Parent shall have timely filed such Form 10-Q or Form 10-K, satisfying the requirements of Section 7.1(a) or Section 7.1(b), as the case may be, with the SEC on EDGAR and shall have made such form available on its home page on the Internet, which is located at www.coresite.com as of the date of this Agreement;

(c)           such financial statements satisfying the requirements of Section 7.1(a) or Section 7.1(b) and related Officer’s Certificate satisfying the requirements of Section 7.2 and any other information required under paragraphs (c) through (h) of Section 7.1 are timely posted by or on behalf of the Parent on IntraLinks or on any other similar website to which each holder of Notes has free access; or

(d)          the Parent shall have filed any of the items referred to in Section 7.1(c) with the SEC on EDGAR and shall have made such items available on its home page on the Internet or on IntraLinks or on any other similar website to which each holder of Notes has free access;

provided, however, that in no case shall access to such financial statements, other information and Officer’s Certificates be conditioned upon any waiver or other agreement or consent (other than confidentiality provisions consistent with Section 20 of this Agreement); provided further, that in the case of any of paragraphs (b), (c) or (d), the Issuer shall have given each holder of a Note prior written notice, which may be by e-mail or in accordance with Section 18, of such posting or filing in connection with each delivery; provided further, that upon request of any holder to receive paper copies of such forms, financial statements, other information and Officer’s Certificates or to receive them by e-mail, the Issuer will promptly e-mail them or deliver such paper copies, as the case may be, to such holder.

SECTION 8.                                          PAYMENT AND PREPAYMENT OF THE NOTES.

Section 8.1.                                Maturity.  As provided therein, the entire unpaid principal balance of each Note shall be due and payable on the Maturity Date thereof.

Section 8.2.                                Optional Prepayments with Make-Whole Amount.  The Issuer may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Notes, in an amount not less than 5% of the aggregate principal amount of the Notes then outstanding in the case of a partial prepayment, at 100% of the principal amount so prepaid, and the Make-Whole Amount determined for the prepayment date with respect to such principal amount (provided that no Make-Whole Amount shall be due if such Notes are prepaid during the last 30 days prior to the Maturity Date of such Notes).  The Issuer will give each holder of Notes written notice of each optional prepayment under this Section 8.2 not less than ten days and not more than 60 days prior to the date fixed for such prepayment unless the Issuer and the Required Holders agree to another time period pursuant to Section 17.  Each such notice shall specify such date (which shall be a Business Day), the aggregate principal amount of the Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.3) and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer of the Issuer as to the estimated Make-Whole Amount, if any, for such Notes due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation.  Any such notice of prepayment delivered in connection with a refinancing, the proceeds of which are to be used to make such prepayment, may be made, if expressly so stated in such notice to be, contingent upon the consummation of such refinancing and may be revoked by the Issuer in the event such refinancing is not consummated; provided that such notice of revocation is in writing. Two Business Days prior to such prepayment, the Issuer shall deliver to each holder of Notes a certificate of a Senior Financial Officer of the Issuer specifying the calculation of such Make-Whole Amount, if any, as of the specified prepayment date.

Section 8.3.                                      Allocation of Partial Prepayments.  (a) In the case of each partial prepayment of Notes pursuant to Section 8.2, the principal amount of the Notes to be prepaid shall be allocated among all of the Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.

(b)                                  Any prepayments pursuant to Section 8.7 shall be applied only to the Notes of the holders electing to participate in such prepayment.

Section 8.4.                                      Maturity; Surrender, Etc.     In the case of each prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall, subject to the penultimate sentence of Section 8.2, mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any.  From and after such date, unless the Issuer shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue.  Any Note paid or prepaid in full shall be surrendered to the Issuer and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

Section 8.5.                                      Purchase of Notes.  The Issuer will not and will not permit any of its Affiliates to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except (a) upon the payment or prepayment of the Notes in accordance with this Agreement and the Notes or (b) pursuant to a written offer to purchase any outstanding Notes made by the Issuer or an Affiliate pro rata to the holders of the Notes at the time outstanding upon the same terms and conditions.  Any such offer shall provide each holder with sufficient information to enable it to make an informed decision with respect to such offer, and shall remain open for at least ten Business Days.  If the holders of more than 50% of the principal amounts of the Notes then outstanding accept such offer, the Issuer shall promptly notify the remaining holders of Notes of such fact and the expiration date for the acceptance by holders of Notes of such offer shall be extended by the number of days necessary to give each such remaining holder at least five Business Days from its receipt of such notice to accept such offer.  The Issuer will promptly cancel all Notes acquired by it or any Affiliate pursuant to any payment, prepayment or purchase of Notes pursuant to this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

Section 8.6.                                      Make-Whole Amount.

“Make-Whole Amount” means, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero.  For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

“Called Principal” means, with respect to any Note, the principal of such Note that is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

“Discounted Value” means, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on such Note is payable) equal to the Reinvestment Yield with respect to such Called Principal.

“Reinvestment Yield” means, with respect to the Called Principal of any Note, the sum of (a) 0.50% plus (b) the yield to maturity implied by the “Ask Yield(s)” reported as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PX1” (or such other display as may replace Page PX1) on Bloomberg Financial Markets for the most recently issued actively traded on-the-run U.S. Treasury securities (“Reported”) having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date.  If there are no such U.S. Treasury securities Reported having a maturity equal to such Remaining Average Life, then such implied yield to maturity will be determined by (a) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between the “Ask Yields” Reported for the applicable most recently issued actively traded on-the-run U.S. Treasury securities with the maturities (1) closest to and greater than such Remaining Average Life and (2) closest to and less than such Remaining Average Life.  The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note.

If such yields are not Reported or the yields Reported as of such time are not ascertainable (including by way of interpolation), then “Reinvestment Yield” means, with respect to the Called Principal of any Note, the sum of (x) 0.50% plus (y) the yield to maturity implied by the U.S. Treasury constant maturity yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (or any comparable successor publication) for the U.S. Treasury constant maturity having a term equal to the Remaining Average Life of such Called Principal as of such Settlement Date.  If there is no such

U.S. Treasury constant maturity having a term equal to such Remaining Average Life, such implied yield to maturity will be determined by interpolating linearly between (1) the U.S. Treasury constant maturity so reported with the term closest to and greater than such Remaining Average Life and (2) the U.S. Treasury constant maturity so reported with the term closest to and less than such Remaining Average Life.  The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note.

“Remaining Average Life” means, with respect to any Called Principal, the number of years obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years, computed on the basis of a 360-day year comprised of twelve 30-day months and calculated to two decimal places, that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

“Remaining Scheduled Payments” means, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under such Note, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.2 or Section 12.1.

“Settlement Date” means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

Section 8.7.                                      Change of Control.

(a)                                 Notice of Change of Control.  The Issuer will, no later than ten Business Days after any Responsible Officer of the Issuer has knowledge of the occurrence of any Change of Control give written notice of such Change of Control to each holder of Notes.  If a Change of Control Prepayment Event has occurred, such notice shall contain and constitute an offer by the Issuer to prepay Notes as described in paragraph (b) of this Section 8.7 and shall be accompanied by the certificate described in paragraph (e) of this Section 8.7.

(b)                                  Offer to Prepay Notes.  The offer to prepay Notes contemplated by paragraph (a) of this Section 8.7 shall be an offer to prepay, in accordance with and subject to this Section 8.7, all, but not less than all, the Notes held by each holder (in this case only, “holder” in respect of any Note registered in the name of a nominee for a disclosed beneficial owner shall mean such beneficial owner) on a date (which date shall be a Business Day) specified in such offer (the “Proposed Prepayment Date”).  Such date shall be not less than 30 days and not more than 60 days after the date of such offer (if the Proposed Prepayment Date shall not be specified in such offer, the Proposed Prepayment Date shall be the Business Day nearest to the 45th day after the date of such offer).

(c)                                  Acceptance; Rejection.  A holder of Notes may accept or reject the offer to prepay made pursuant to this Section 8.7 by causing a notice of such acceptance or rejection to be delivered to the Issuer at least ten Business Days prior to the Proposed Prepayment Date.  A failure by a holder of Notes to respond to an offer to prepay made pursuant to this Section 8.7, or to accept an offer as to all of the Notes held by the holder, in each case on or before the tenth Business Day preceding the Proposed Prepayment Date shall be deemed to constitute a rejection of such offer by such holder.

(d)                                  Prepayment.  Prepayment of the Notes to be prepaid pursuant to this Section 8.7 shall be at 100% of the principal amount of such Notes, together with accrued and unpaid interest thereon (but without any make-whole, premium, penalty or Make-Whole Amount whatsoever or howsoever described).

(e)                                  Officer’s Certificate.  Each offer to prepay the Notes pursuant to this Section 8.7 shall be accompanied by a certificate, executed by a Senior Financial Officer of the Issuer and dated the date of such offer, specifying: (i) the Proposed Prepayment Date; (ii) that such offer is made pursuant to this Section 8.7; (iii) the principal amount of each Note offered to be prepaid; (iv) the interest that would be due on each Note offered to be prepaid, accrued to the Proposed Prepayment Date; (v) that the conditions of this Section 8.7 required to be fulfilled prior to the giving of notice have been fulfilled; and (vi) in reasonable detail, the nature and date or proposed date of the Change of Control Prepayment Event.

Section 8.8.                                      Payments Due on Non-Business Days.  Anything in this Agreement or the Notes to the contrary notwithstanding, (x) except as set forth in clause (y), any payment of interest on any Note that is due on a date that is not a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day; and (y) any payment of principal of or Make-Whole Amount on any Note (including principal due on the Maturity Date of such Note) that is due on a date that is not a Business Day shall be made on the next succeeding Business Day and shall include the additional days elapsed in the computation of interest payable on such next succeeding Business Day.

SECTION 9.                                          AFFIRMATIVE COVENANTS.

The Issuer covenants that so long as any of the Notes are outstanding:

Section 9.1.                                      Compliance with Laws.  Without limiting Section 10.4, the Issuer will, and will cause the Parent and each Subsidiary to, comply with all laws, ordinances or governmental rules or regulations to which each of them is subject (including ERISA, Environmental Laws, the USA PATRIOT Act and the other laws and regulations that are referred to in Section 5.16) and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 9.2.                                      Insurance.  The Issuer will, and will cause the Parent and each Subsidiary to, maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated to the extent necessary to ensure that non-maintenance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 9.3.                                      Maintenance of Properties.  The Issuer will, and will cause the Parent and each Subsidiary to, maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times in all Material respects; provided that this Section 9.3 shall not prevent the Parent, the Issuer or any Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Issuer has concluded that such discontinuance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 9.4.                                      Payment of Taxes and Claims.  The Issuer will, and will cause the Parent and each Subsidiary to, file all material tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on them or any of their properties, assets, income or franchises, to the extent the same have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become a Lien on properties or assets of the Parent, the Issuer or any Subsidiary, provided that none of the Parent, the Issuer or any Subsidiary need pay any such tax, assessment, charge, levy or claim if (i) the amount, applicability or validity thereof is contested by the Parent, the Issuer or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Parent, the Issuer or such Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Parent, the Issuer or such Subsidiary or (ii) the nonpayment of all such taxes, assessments, charges, levies and claims would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 9.5.                                      Legal Existence, Etc.  Subject to Section 10.2, the Issuer will, and will cause the Parent to, at all times preserve and keep its limited partnership or corporate existence, as the case may be, in full force and effect.  Subject to Sections 10.2 and 10.6, the Issuer will, and will cause the Parent to, at all times preserve and keep in full force and effect the limited liability company, limited partnership or other organizational existence of each of its Subsidiaries (unless merged into the Parent, the Issuer, a Subsidiary Guarantor or a Wholly Owned Subsidiary) and all rights and franchises of the Parent, the Issuer and Subsidiaries unless, in the good faith judgment of the Parent or the Issuer, the termination of or failure to preserve and keep in full force and effect such corporate existence, right or franchise could not, individually or in the aggregate, have a Material Adverse Effect.

Section 9.6.                                      Books and Records.  The Issuer will, and will cause the Parent and each Subsidiary to, maintain proper books of record and account in conformity with GAAP and in conformity in all material respects with all applicable requirements of any Governmental Authority having legal or regulatory jurisdiction over the Parent, the Issuer or such Subsidiary, as the case may be.  The Issuer will, and will cause the Parent and each Subsidiary to, keep books, records and accounts which, in reasonable detail, accurately reflect in all material respects all transactions and dispositions of assets.  the Parent, the Issuer and the Subsidiaries have devised a system of internal accounting controls sufficient to provide reasonable assurances that their respective books, records, and accounts accurately reflect all transactions and dispositions of assets and the Issuer will, and will cause the Parent and each Subsidiary to, continue to maintain such system.

Section 9.7.                                      Pari Passu Ranking.  The Issuer will ensure that its payment obligations under this Agreement and the Notes, and the payment obligations of each Guarantor under its Note Guaranty, will at all times rank at least pari passu, without preference or priority, with all other unsecured and unsubordinated Indebtedness of the Issuer and such Guarantor, as applicable.

Section 9.8.                                      Subsidiary Guarantors.  (a) The Issuer may, and may cause the Parent to, at its election (but subject to Section 9.8(c)), at any time or from time to time, cause any Subsidiary which is not then a Subsidiary Guarantor to become a Subsidiary Guarantor if the following conditions are satisfied:

(i)                          each holder of a Note shall have received an executed Subsidiary Guaranty or joinder to an existing Subsidiary Guaranty from such Subsidiary Guarantor;

(ii)                          to the extent required by or otherwise delivered pursuant to a Principal Credit Facility, each holder of a Note shall have received an opinion or opinions of counsel in all applicable jurisdictions to the combined effect that such Subsidiary Guaranty of such Subsidiary Guarantor has been duly authorized, executed and delivered by such Subsidiary Guarantor and constitutes a legal, valid and binding obligation enforceable against such Subsidiary Guarantor in accordance with its terms, all as subject to any exceptions and assumptions of the type set forth in the opinions referenced in Section 4.4 and as are reasonable under the circumstances;

(iii)                           to the extent required by or otherwise delivered pursuant to a Principal Credit Facility, each holder of a Note shall have received a certificate of the Secretary (or other appropriate officer or person) of the new Subsidiary Guarantor as to due authorization, charter documents, board resolutions and the incumbency of officers and containing representations and warranties on behalf of such Subsidiary Guarantor to the same effect, mutatis mutandis, as those contained in Sections 5.1, 5.2, 5.6, 5.7, 5.19, 5.21 and 5.22 of this Agreement (but with respect to such Subsidiary Guarantor and such Subsidiary Guaranty rather than the Issuer);

(iv)                         to the extent required to be paid pursuant to a Principal Credit Facility, all reasonable fees and expenses of the holders of the Notes, including, without limitation, the reasonable fees of not more than one special counsel representing all of the holders of the Notes in all applicable jurisdictions, incurred in connection with the execution and delivery of the Subsidiary Guaranty shall be paid or payable by the Issuer; and

(v)                         to the extent required by or otherwise delivered pursuant to a Principal Credit Facility, each holder of a Note shall have received a certificate of a Senior Financial Officer of the Issuer that at such time and immediately after giving effect to such Subsidiary Guaranty no Default or Event of Default shall have occurred and be continuing.

(b)                                  Subject to Section 9.8(c), at the election of the Issuer and by written notice to each holder of Notes, any Subsidiary Guarantor, including any Initial Subsidiary Guarantor, may be discharged from all of its obligations and liabilities under its Subsidiary Guaranty and shall be automatically released from its obligations thereunder without the need for the execution or delivery of any other document by the holders or any other Person, provided, in each case, that (i) after giving effect to such release and discharge no Default or Event of Default shall have occurred and be continuing, (ii) no amount is then due and payable under such Subsidiary Guaranty and (iii) each holder of Notes shall have received a certificate of a Senior Financial Officer of the Issuer to the foregoing effect and setting forth the information (including reasonably detailed computations) reasonably required to establish compliance with the foregoing requirements.

(c)                                  The Issuer agrees that so long as any Subsidiary is a guarantor or borrower under or with respect to any Principal Credit Facility, such Subsidiary shall at all such times be a Subsidiary Guarantor in accordance with the provisions of Section 9.8(a).

Section 9.9.                                      Maintenance of Status.  The Issuer shall make commercially reasonable efforts to cause the Parent to at all times remain qualified as a Real Estate Investment Trust under the Code and to remain in compliance in all material respects with all provisions necessary to the qualification of the Parent as a Real Estate Investment Trust under the Code.

Section 9.10.                               Most Favored Lender Status.  (a) If at any time the Parent, the Issuer or any Subsidiary Guarantor is a party to, shall enter into or shall assume or otherwise become bound or obligated under any Principal Credit Facility (or any amendment thereto) that contains an Additional Covenant, then the Issuer shall provide a Most Favored Lender Notice in respect of such Additional Covenant.  Such Additional Covenant shall be deemed automatically incorporated by reference into this Agreement, mutatis mutandis, as if set forth in full herein, effective as of the date when such Additional Covenant shall have become effective under such Principal Credit Facility (unless such date is prior to the date of the Closing, in which case such covenant will be deemed incorporated effective as of the date of the Closing) and any event of default in respect of any such Additional Covenant so included herein shall be deemed to be an Event of Default under Section 11(c) (after giving effect to any grace or cure provisions under such Principal Credit Facility).  Thereafter, upon the request of any holder of a Note, the Issuer shall enter into any additional agreement or amendment to this Agreement reasonably requested by such holder to further evidence any of the foregoing.

(b)                                  (i) Any Additional Covenant incorporated into this Agreement (herein referred to as an “Incorporated Covenant”) pursuant to this Section 9.10 shall be deemed automatically amended herein to reflect any subsequent amendments made to such Additional Covenant under the applicable Principal Credit Facility (provided that, if a Default or an Event of Default then exists and the amendment of such Incorporated Covenant would make such covenant less restrictive on the Issuer, then the prior written consent thereto of the Required Holders shall be required as a condition to such amendment) and (ii) any Incorporated Covenant shall be deemed automatically deleted from this Agreement at such time as such Additional Covenant is deleted or otherwise removed from the applicable Principal Credit Facility or such applicable Principal Credit Facility shall be terminated (provided that, if a Default or an Event of Default then exists, then the prior written consent thereto of the Required Holders shall be required as a condition to such deletion or removal); provided, however, that if any fee or other consideration is paid to the lenders under such Principal Credit Facility for such amendment or deletion, the equivalent of such fee or other consideration shall be paid to the holders of the Notes upon the effectiveness of such amendment or deletion.  Upon the occurrence of any event described in clause (i) of the preceding sentence, upon the request of the Issuer or any holder of Notes, the holders of Notes and the Issuer shall enter into any additional agreement or amendment to this Agreement reasonably requested by the Issuer or a holder of Notes, as the case may be, evidencing the amendment of any such Incorporated Covenant.  Upon the occurrence of any event described in clause (ii) of the second preceding sentence, upon the request of the Issuer, the holders of Notes shall enter into any additional agreement or amendment to this Agreement reasonably requested by the Issuer evidencing the deletion and termination of any such Incorporated Covenant.

(c)                                  “Most Favored Lender Notice” means, in respect of any Additional Covenant, a written notice to each of the holders of the Notes (and in the case of any Note registered in the name of a nominee for a disclosed beneficial owner, to such beneficial owner, rather than such nominee, on the date of such notice) delivered promptly, and in any event within ten Business Days after the inclusion of such Additional Covenant in any Principal Credit Facility, from a Responsible Officer referring to the provisions of this Section 9.10 and setting forth a reasonably detailed description of such Additional Covenant and related explanatory calculations, as applicable.

(d)                                  For the avoidance of doubt, in no event shall the financial covenants herein or the related definitions used therein contained in this Agreement as in effect on the date of this Agreement be deemed or construed to be modified, excluded or terminated by operation of the terms of this Section 9.10, and, in the event an Additional Covenant is modified, excluded or terminated under the applicable Principal Credit Facility, only any such Incorporated Covenant and related definitions used therein shall be so modified, excluded or terminated pursuant to the terms hereof; provided that, if at any time after the date of this Agreement a change or modification, or proposed change or modification, of an accounting principle or standard, including GAAP, results or would result in a classification or reclassification of an obligation, including in connection with the implementation of Accounting Standards Update 2016-02, Leases (Topic 842), issued by the Financial Accounting Standards Board, or any successor provision thereto, and the Primary Credit Facility is amended as a result, each financial covenant herein and the related definitions used therein shall be deemed automatically amended, mutatis mutandis, to reflect all changes and modifications made to the respective covenant under the Primary Credit Facility that corresponds to such financial covenant. In connection with any amendment to this Agreement pursuant to this paragraph (d), the Issuer shall provide a Most Favored Lender Notice which meets the requirements of paragraph (c) of this Section 9.10.

For the avoidance of doubt, as used in this paragraph (d), the term “financial covenant” shall mean the covenants of the Issuer contained in Sections 10.6 through 10.12 hereof as in effect on the date of this Agreement.

Section 9.11.                               Parent Covenants.  The Issuer shall cause the Parent to comply with the following covenants:

(a)                        The Parent shall have as its sole business purpose owning ownership interests of the Issuer, performing duties as the general partner of the Issuer, making equity investments in the Issuer and doing and performing any and all acts and things in service of the foregoing, and shall not engage in any business or activities other than those described in this Section 9.11(a); provided that the Parent may make additional investments in other entities at any time; provided further, that if investments by the Parent (exclusive of ownership interests in the Issuer) in the aggregate at any time exceed 5% of the Parent’s gross assets (defined as consolidated total assets of the Parent and its Subsidiaries plus accumulated depreciation), the Issuer shall (i) so notify the holders of the Notes in connection with its delivery of financial statements pursuant to Section 7.1(a) and (b), making reference in such notice to this Section 9.11(a), and (ii) upon the written request of the Required Holders, thereafter provide to each holder of a Note which is an Institutional Investor, for such time as the Parent’s investments (exclusive of ownership interests in the Issuer) exceed such threshold (together with each delivery of financial statements required by Sections 7.1(a) and (b)) an unaudited consolidated balance sheet and an unaudited consolidated statement of operations of the Issuer and its Subsidiaries, excluding footnotes, for the relevant date and period.

(b)                         The Parent shall promptly contribute or otherwise downstream to the Issuer any net assets received by the Parent from third parties (including, without limitation, the proceeds from any Equity Offering).

(c)                         The Parent shall not make or permit to be made, by voluntary or involuntary means, any transfer or encumbrance of its interest in the Issuer, or any dilution of its interest in the Issuer; provided, however, that the interests of the Parent in the Issuer may be diluted as a direct result of the acquisition by the Issuer or its Subsidiaries of additional Real Estate, either by acquiring title to such Real Estate directly in the name of the Issuer or any such Subsidiary or by acquiring direct or indirect ownership interests in a partnership, corporation or limited liability company that owns directly such Real Estate (subject in all respects to compliance by the Issuer and its Subsidiaries with the terms of this Agreement), the sales price of which is paid in whole or in part by the issuance of additional interests in the Issuer so long as the Parent at all times owns not less than 33% of the economic, voting and beneficial interest in the Issuer and shall be the sole general partner of the Issuer; provided further, that this paragraph shall not apply to any Plan of the Parent or any unit redemptions of the Issuer by The Carlyle Group.

(d)                         The Parent shall not dissolve, liquidate or otherwise wind up its business, affairs or assets.

SECTION 10.                                   NEGATIVE COVENANTS.

So long as any of the Notes are outstanding, the Issuer covenants that:

Section 10.1.                               Transactions with Affiliates.  The Issuer will not, and will not permit the Parent or any Subsidiary to, enter into directly or indirectly any Material transaction or Material group of related transactions (including the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than the Parent, the Issuer or a Subsidiary Guarantor or, in the case of a Subsidiary which is not a Subsidiary Guarantor, another Subsidiary which is not a Subsidiary Guarantor), except in the ordinary course and pursuant to the reasonable requirements of the Parent’s, the Issuer’s or such Subsidiary’s business and upon fair and reasonable terms not materially less favorable to the Parent, the Issuer or such Subsidiary than would be obtainable in a comparable arm’s-length transaction with a Person that is not an Affiliate.

Section 10.2.                               Merger, Consolidation, Etc.  The Issuer will not, and will not permit the Parent to, consolidate with or merge with any other Person or convey, transfer or lease (as lessor) all or substantially all of its assets in a single transaction or series of transactions to any Person except:

(a)                        the Parent may consolidate with or merge with, or convey, transfer or lease all or substantially all of its assets in a single transaction or series of related transactions to, any other Person if (i) the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease all or substantially all of the assets of the Parent as an entirety, as the case may be (the “Surviving Parent”), shall be a solvent corporation, business, trust, limited partnership or limited liability company organized and existing under the laws of the United States of America or any state thereof (including the District of Columbia), (ii) if the Parent is not the Surviving Parent, such Surviving Parent shall have executed and delivered to each holder of any Notes its assumption of the due and punctual performance and observance of each covenant and condition of this Agreement to be performed or observed by the Parent, (iii) such Surviving Parent shall have caused to be delivered to each holder of any Notes an opinion of nationally recognized independent counsel, or other independent counsel reasonably satisfactory to the Required Holders, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and comply with the terms hereof, (iv) each of the Subsidiary Guarantors shall have confirmed and ratified in writing reasonably satisfactory to the Required Holders its obligations under its Subsidiary Guaranty, and (v) immediately before and after giving effect to any such transaction, no Default or Event of Default shall have occurred and be continuing; and

(b)                         the Issuer may consolidate with or merge with, or convey, transfer or lease all or substantially all of its assets in a single transaction or series of related transactions to, any other Person if (i) the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease all or substantially all of the assets of the Issuer as an entirety, as the case may be (the “Surviving Company”), shall be a solvent corporation, business trust, limited partnership or limited liability company organized and existing under the laws of the United States of America or any state thereof (including the District of Columbia), (ii) if the Issuer is not the Surviving Company, the Surviving Company shall have executed and delivered to each holder of any Notes its assumption of the due and punctual performance and observance of each covenant and condition of the this Agreement and the Notes to be performed or observed by the Issuer, (iii) such Surviving Company shall have caused to be delivered to each holder of any Notes an opinion of nationally recognized independent counsel, or other independent counsel reasonably satisfactory to the Required Holders, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and comply with the terms hereof, (iv) each of the Parent and the Subsidiary Guarantors shall have confirmed and ratified in writing reasonably satisfactory to the Required Holders its obligations under the Parent Guaranty and Subsidiary Guaranty, respectively, and (v) immediately before and after giving effect to any such transaction, no Default or Event of Default shall have occurred and be continuing.

No such conveyance, transfer or lease of all or substantially all of the assets of the Parent or the Issuer shall have the effect of releasing the Parent, the Issuer or any Surviving Parent or Surviving Company or any other Person that becomes the surviving or continuing Person in the manner prescribed in this Section 10.2 from its liability under this Agreement, a Note Guaranty and the Notes, as applicable.

Section 10.3.                               Line of Business.  The Issuer will not, and will not permit the Parent or any Subsidiary to, engage in any business if, as a result, the general nature of the business in which the Parent, the Issuer and the Subsidiaries, taken as a whole, would then be engaged would be substantially changed from the general nature of the business in which the Parent, the Issuer and the Subsidiaries, taken as a whole, are engaged on the date of this Agreement.

Section 10.4.                               Terrorism Sanctions Regulations.  The Issuer will not, and will not permit the Parent or any Controlled Entity to (a) become (including by virtue of being owned or controlled by a Blocked Person), own or control a Blocked Person or (b) directly or indirectly have any investment in or engage in any dealing or transaction (including any investment, dealing or transaction involving the proceeds of the Notes) with any Person if such investment, dealing or transaction (i) would cause any Purchaser or any holder to be in violation of, or subject to sanctions under, any U.S. Economic Sanctions Laws or any similar laws, regulations or orders adopted by any state within the United States of America, or (ii) is prohibited by or subject to sanctions under any U.S. Economic Sanctions Laws.

Section 10.5.                               Liens.  The Issuer will not, and will not permit the Parent or any Subsidiary to, directly or indirectly, create, incur, assume or permit to exist (upon the happening of a contingency or otherwise) any Lien on or with respect to any property or asset included in the Unencumbered Asset Pool (including any document or instrument in respect of goods or accounts receivable) of the Parent, the Issuer or any such Subsidiary, whether now owned or held or hereafter acquired, or any income or profits therefrom, or assign or otherwise convey any right to receive income or profits, except:

(a)                        Liens securing Indebtedness of the Parent, the Issuer or any Subsidiary outstanding under or pursuant to the Primary Credit Facility so long as the Notes (and any Guaranty delivered in connection therewith) shall concurrently be secured equally and ratably with such Indebtedness pursuant to documentation reasonably acceptable to the Required Holders in substance and in form, including an intercreditor agreement and opinions of counsel to the Issuer and/or any such Subsidiary, as the case may be, from counsel that is reasonably acceptable to the Required Holders;

(b)                               Liens for taxes, assessments or other governmental charges which are not yet due and payable or the payment of which is not at the time required by Section 9.4;

(c)                                carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s and other like Liens, arising in the ordinary course of business and securing obligations that are not overdue by more than 30 days or are being contested by the Parent, the Issuer or such Subsidiary on a timely basis in good faith and in appropriate proceedings in compliance with Section 9.4;

(d)                               pledges and deposits made in connection with workers’ compensation, unemployment insurance, pensions or other employee benefits and other social security laws or regulations;

(e)                                other Liens incidental to the normal course of the business of the Parent, the Issuer and the Subsidiaries or the ownership of their property, including deposits and Liens with respect to the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case which are not securing Indebtedness;

(f)                               covenants, easements, zoning restrictions, rights of way, governmental permitting and operation restrictions, restrictions on the use of real property and defects and irregularities in the title thereto, landlord’s or lessor’s liens, purchase money security interests and similar encumbrances on real property imposed by law incidental to the ownership of property or assets or as arising in the ordinary course of business that do not materially detract from the value of the affected property;

(g)                                any attachment or judgment Lien, unless the judgment it secures shall not, within 60 days after entry thereof, have been discharged or execution thereof stayed pending appeal, or shall not have been discharged within 60 days after the expiration of such stay;

(h)                                 the rights of tenants or subtenants under Leases in the ordinary course of business;

(i)                                     any option, contract or other agreement to sell an asset, provided such sale is otherwise permitted by this Agreement; and

(j)                                    with respect to any Leased Asset, any (x) reversionary interest or title of lessor or sublessor under the applicable Lease or (y) Lien, easement, restriction or encumbrance to which the interest or title of such lessor or sublessor may be subject.

Section 10.6.                               Sales of Assets.  Except as permitted in Section 10.2, the Issuer will not, and will not permit the Parent or any Subsidiary to, sell, lease or otherwise dispose of (including by way of merger, consolidation or amalgamation) any of the assets of the Parent, the Issuer or any Subsidiary included in the Unencumbered Asset Pool; provided, however, that any Subsidiary may sell, lease or otherwise dispose of such assets if (a) such assets are sold, leased or otherwise disposed of to the Parent, the Issuer or any Subsidiary or (b) at such time and after giving effect thereto (including (i) any concurrent repayment of unsubordinated Indebtedness of the Parent, the Issuer and/or a Subsidiary (other than Indebtedness owing to the Parent, the Issuer or a Subsidiary)) or (ii) the acquisition of productive assets used or useful in carrying on the business of the Parent, the Issuer or any Subsidiary), no Default or Event of Default shall have occurred and be continuing.

Section 10.7.                               Limitation on Subsidiary Indebtedness.   The Issuer will not, and will cause the Parent not to, permit any Subsidiary (which is not a Subsidiary Guarantor) to create, assume, incur or guarantee or otherwise be or become liable in respect of any Indebtedness other than:

(a)                        Indebtedness of any Subsidiaries outstanding as of the date of this Agreement and described on Schedule 5.15 hereto;

(b)                         Indebtedness of any Person which becomes a Subsidiary of the Parent, the Issuer or any Subsidiary after the date of Closing and which is outstanding on the date such Person becomes a Subsidiary (or such Person is at such time contractually bound, in writing to incur such Indebtedness);

(c)                         any replacement, extension or renewal of any Indebtedness permitted by paragraphs (a) or (b) above (without increase in the principal amount thereof);

(d)                         any Indebtedness of Subsidiaries owing to the Parent, the Issuer or any Subsidiary Guarantor;

(e)                         any classification or reclassification of an obligation, including a lease, as debt as a result of a change or modification of an accounting principal or standard, including GAAP;

(f)                        current liabilities incurred in the ordinary course of business but not incurred through (i) the borrowing of money, or (ii) the obtaining of credit except for credit on an open account basis customarily extended and in fact extended in connection with normal purchases of goods and services;

(g)                          Indebtedness in respect of taxes, assessments, governmental charges or levies and claims for labor, materials and supplies to the extent that payment therefor shall not at the time be required to be made in accordance with the provisions of Section 9.4;

(h)                         Indebtedness in respect of judgments only to the extent, for the period and for an amount not resulting in an Event of Default;

(i)                          endorsements for collection, deposit or negotiation and warranties of products or services, in each case incurred in the ordinary course of business; and

(j)                              Unsecured Indebtedness not otherwise permitted by the foregoing, provided that after giving effect thereto the aggregate principal amount of all unpaid Indebtedness permitted pursuant to this clause (j) does not exceed 10% of Gross Asset Value determined as of the date of such creation, assumption, incurrence or guarantee.

Section 10.8.                               Consolidated Total Unsecured Indebtedness.  The Issuer shall not permit at any time Consolidated Total Unsecured Indebtedness to exceed Unencumbered Asset Pool Availability.

Section 10.9.                               Minimum Consolidated Tangible Net Worth.  The Issuer shall not permit Consolidated Tangible Net Worth to be less than the sum of (i) $1,277,009,816.00, plus (ii)  80% of the sum of (A) any additional Net Offering Proceeds after the date of the Closing, plus (B) the value of interests in the Issuer or interests in the Parent issued upon the contribution of assets to the Issuer or its Subsidiaries after the date of the Closing (with such value determined at the time of contribution).

Section 10.10.                        Consolidated Total Indebtedness to Gross Asset Value.  The Issuer shall not permit at any time Consolidated Total Indebtedness to exceed 60% of Gross Asset Value.

Section 10.11.                        Adjusted Consolidated EBITDA to Consolidated Fixed Charges.  The Issuer shall not permit the ratio of Adjusted Consolidated EBITDA determined for the most recently ended calendar quarter to Consolidated Fixed Charges for the most recently ended calendar quarter annualized, to be less than 1.70 to 1.00.

Section 10.12.                        Secured Indebtedness to Gross Asset Value.  The Issuer shall not permit at any time Secured Indebtedness to exceed 40% of Gross Asset Value.

SECTION 11.                                   EVENTS OF DEFAULT.

An “Event of Default” shall exist if any of the following conditions or events shall occur and be continuing:

(a)                        the Issuer defaults in the payment of any principal or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

(b)                         the Issuer defaults in the payment of any interest on any Note for more than five Business Days after the same becomes due and payable; provided that such failure shall not be an Event of Default if it occurs solely from any technical or administrative difficulties relating solely to the transfer of such amount and such failure is remedied within seven Business Days after the due date for payment; or

(c)                         the Issuer defaults in the performance of or compliance with any term contained in Section 7.1(d) or Section 10 or any Incorporated Covenant; or

(d)                         the Issuer or any Guarantor defaults in the performance of or compliance with any term contained herein (other than those referred to in Sections 11(a), (b) and (c)) or in any Note Guaranty and such default is not remedied within 30 days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) the Issuer receiving written notice of such default from any holder of a Note (any such written notice to be identified as a “notice of default” and to refer specifically to this Section 11(d)); or

(e)                         (i) any representation or warranty made in writing by or on behalf of the Parent or the Issuer or by any officer of the Parent or the Issuer in this Agreement or any writing furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any material respect on the date as of which made, or (ii) any representation or warranty made in writing by or on behalf of any Subsidiary Guarantor or by any officer of such Subsidiary Guarantor in any Subsidiary Guaranty or any writing furnished in connection with such Subsidiary Guaranty proves to have been false or incorrect in any material respect on the date as of which made; or

(f)                        (i) the Parent, the Issuer or any Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest (in an amount of at least $100,000 (or its equivalent in the relevant currency of payment)) on any Indebtedness (other than Indebtedness hereunder and under any Subsidiary Guaranty) that is outstanding in an aggregate principal amount of at least $25,000,000 (or its equivalent in the relevant currency of payment) in the case of Recourse Indebtedness or $50,000,000 (or its equivalent in the relevant currency of payment) in the case of Non-Recourse Indebtedness beyond any period of grace provided with respect thereto, or (ii) the Parent, the Issuer or any Subsidiary is in default in the performance of or compliance with any term of any evidence of any Indebtedness (other than Indebtedness hereunder and under any Subsidiary Guaranty) in an aggregate outstanding principal amount of at least $25,000,000 (or its equivalent in the relevant currency of payment) in the case of Recourse Indebtedness or $50,000,000 (or its equivalent in the relevant currency of payment) in the case of Non-Recourse Indebtedness or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Indebtedness has become, or has been declared (or one or more Persons are entitled to declare such Indebtedness to be), due and payable before its stated maturity or before its regularly scheduled dates of payment, or (iii) as a consequence of the occurrence or continuation of any event or condition (other than the passage of time or the right of the holder of Indebtedness to convert such Indebtedness into Equity Interests), (x) the Parent, the Issuer or any Subsidiary has become obligated to purchase or repay Indebtedness (other than Indebtedness hereunder and under and Subsidiary Guaranty) before its regular maturity or before its regularly scheduled dates of payment in an aggregate outstanding principal amount of at least $25,000,000 (or its equivalent in the relevant currency of payment) in the case of Recourse Indebtedness or $50,000,000 (or its equivalent in the relevant currency of payment) in the case of Non-Recourse Indebtedness, or (y) one or more Persons have the right to require the Parent, the Issuer or any Subsidiary so to purchase or repay such Indebtedness; or

(g)                          the Parent, the Issuer or any Significant Subsidiary (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated or (vi) takes corporate action for the purpose of any of the foregoing; or

(h)                         a court or other Governmental Authority of competent jurisdiction enters an order appointing, without consent by either the Parent, the Issuer or any Significant Subsidiary, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Parent, the Issuer or any Significant Subsidiary, or any such petition shall be filed against the Parent, the Issuer or any Significant Subsidiary and such petition shall not be dismissed within 60 days; or

(i)                          any event occurs with respect to the Parent, the Issuer or any Significant Subsidiary which under the laws of any jurisdiction is analogous to any of the events described in Section 11(g) or Section 11(h), provided that the applicable grace period, if any, which shall apply shall be the one applicable to the relevant proceeding which most closely corresponds to the proceeding described in Section 11(g) or Section 11(h); or

(j)                         one or more final judgments or orders for the payment of money aggregating in excess of $50,000,000 (or its equivalent in the relevant currency of payment) (to the extent not covered by independent third-party insurance), including any such final order enforcing a binding arbitration decision, are rendered against one or more of the Parent, the Issuer and its Subsidiaries and which judgments are not, within 60 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay; or

(k)                         if (i) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code, (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Issuer or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (iii) the aggregate “amount of unfunded benefit liabilities” (within the meaning of section 4001(a)(18) of ERISA) under all Plans, determined in accordance with Title IV of ERISA, shall exceed $50,000,000, (iv) the Issuer or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (v) the Issuer or any ERISA Affiliate withdraws from any Multiemployer Plan or (vi) the Issuer or any Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Issuer or any Subsidiary thereunder; and any such event or events described in clauses (i) through (vi) above, either individually or together with any other such event or events, could reasonably be expected to have a Material Adverse Effect.  As used in this Section 11(k), the terms “employee benefit plan” and “employee welfare benefit plan” shall have the respective meanings assigned to such terms in section 3 of ERISA; or

(l)                          any Note Guaranty shall cease to be in full force and effect, any Note Guarantor or any Person acting on behalf of any Note Guarantor shall contest in any manner in writing the validity, binding nature or enforceability of any Note Guaranty, or the obligations of any Guarantor under any Note Guaranty are not or cease to be legal, valid, binding and enforceable in accordance with the terms of such Note Guaranty.

SECTION 12.                                   REMEDIES ON DEFAULT, ETC.

Section 12.1.                               Acceleration.  (a) If an Event of Default with respect to the Issuer described in Section 11(g), (h) or (i) (other than an Event of Default described in clause (i) of Section 11(g) or described in clause (vi) of Section 11(g) by virtue of the fact that such clause encompasses clause (i) of Section 11(g)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

(b)                                  If any other Event of Default has occurred and is continuing, the Required Holders may at any time at their option, by notice or notices to the Issuer, declare all the Notes then outstanding to be immediately due and payable.

(c)                                  If any Event of Default described in Section 11(a) or (b) has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Issuer, declare all the Notes held by it or them to be immediately due and payable.

Upon any Notes becoming due and payable under this Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (x) all accrued and unpaid interest thereon (including interest accrued thereon in respect of any Notes at the Default Rate) and (y) the Make-Whole Amount, if any, determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived.  The Issuer acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Issuer (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the Issuer in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

Section 12.2.                               Other Remedies.  If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note or Note Guaranty, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

Section 12.3.                               Rescission.  At any time after any Notes have been declared due and payable pursuant to Section 12.1(b) or (c), the Required Holders, by written notice to the Issuer, may rescind and annul any such declaration and its consequences if (a) the Issuer has paid all overdue interest on the Notes, all principal of and Make-Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate, (b) neither the Issuer nor any other Person shall have paid any amounts which have become due solely by reason of such declaration, (c) all Events of Default and Defaults, other than nonpayment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17 and (d) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes.  No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

Section 12.4.                               No Waivers or Election of Remedies, Expenses, Etc.  No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder’s rights, powers or remedies.  No right, power or remedy conferred by this Agreement, any Note Guaranty or any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise.  Without limiting the obligations of the Issuer under Section 15, the Issuer will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all reasonable and documented costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including reasonable and documented attorneys’ fees, expenses and disbursements.

SECTION 13.                                   REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.

Section 13.1.                               Registration of Notes.  The Issuer shall keep at its principal executive office a register for the registration and registration of transfers of Notes.  The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register.  If any holder of one or more Notes is a nominee, then (a) the name and address of the beneficial owner of such Note or Notes shall also be registered in such register as an owner and holder thereof and (b) at any such beneficial owner’s option, either such beneficial owner or its nominee may execute any amendment, waiver or consent pursuant to this Agreement.  Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Issuer shall not be affected by any notice or knowledge to the contrary.  The Issuer shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

Section 13.2.                               Transfer and Exchange of Notes.  Upon surrender of any Note to the Issuer at the address and to the attention of the designated officer (all as specified in Section 18(iii)), for registration of transfer or exchange (and in the case of a surrender for registration of transfer accompanied by a written instrument of transfer duly executed by the registered holder of such Note or such holder’s attorney duly authorized in writing and accompanied by the relevant name, address and other information for notices of each transferee of such Note or part thereof), within ten Business Days thereafter, the Issuer shall execute and deliver, at the Issuer’s expense (except as provided below), one or more new Notes (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note.  Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of Schedule 1.  Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon.  The Issuer may require payment of a sum sufficient to cover any stamp, documentary or similar tax, charge or governmental charge imposed in respect of any such transfer of Notes.  Notes shall not be transferred in denominations of less than $100,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $100,000.  Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in Section 6.2.

Section 13.3.                               Replacement of Notes.  Upon receipt by the Issuer at the address and to the attention of the designated officer (all as specified in Section 18(iii)) of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

(a)                        in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or another holder of a Note with a minimum net worth of at least $100,000,000 or a Qualified Institutional Buyer, such Person’s own unsecured agreement of indemnity shall be deemed to be satisfactory), or

(b)                         in the case of mutilation, upon surrender and cancellation thereof,

within ten Business Days thereafter, the Issuer at its own expense shall execute and deliver, in lieu thereof, a new Note, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

SECTION 14.                                   PAYMENTS ON NOTES.

Section 14.1.                               Place of Payment.  Subject to Section 14.2, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in New York, New York at the principal office of Citibank, N.A. in such jurisdiction.  The Issuer may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Issuer in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.

Section 14.2.                               Payment by Wire Transfer.  So long as any Purchaser or its nominee shall be the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Issuer will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, interest and all other amounts becoming due hereunder by the method and at the address specified for such purpose below such Purchaser’s name in the Purchaser Schedule, or by such other method or at such other address as such Purchaser shall have from time to time specified to the Issuer in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Issuer made concurrently with or reasonably promptly after payment or prepayment in full of any Note, such Purchaser shall surrender such Note for cancellation, reasonably promptly after any such request, to the Issuer at its principal executive office or at the place of payment most recently designated by the Issuer pursuant to Section 14.1.  Prior to any sale or other disposition of any Note held by a Purchaser or its nominee, such Purchaser will, at its election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Issuer in exchange for a new

Note or Notes pursuant to Section 13.2.  The Issuer will afford the benefits of this Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by a Purchaser under this Agreement and that has made the same agreement relating to such Note as the Purchasers have made in this Section 14.2.

Section 14.3.                               FATCA and Other Tax Information.  By acceptance of any Note, the holder of such Note agrees that such holder will with reasonable promptness duly complete and deliver to the Issuer a properly executed Internal Revenue Service Form W-9, W-8BEN-E, W-8ECI, W-8EXP or W-8IMY, as applicable, in each case together with any required attachments and establishing a complete exemption from U.S. federal withholding tax with respect to payments in connection with the Notes and Note Guaranties under the law in effect as of the date of this Agreement.  In addition, by acceptance of any Note, the holder of such Note agrees that such holder will with reasonable promptness duly complete and deliver to the Issuer, or to such other Person as may be reasonably requested by the Issuer, from time to time (a) in the case of any such holder that is a United States Person, such holder’s United States tax identification number or other forms reasonably requested by the Issuer necessary to establish such holder’s status as a United States Person under FATCA and as may otherwise be necessary for the Issuer to comply with its obligations under FATCA and (b) in the case of any such holder that is not a United States Person, such documentation prescribed by applicable law (including as prescribed by section 1471(b)(3)(C)(i) of the Code) and such additional documentation as may be necessary for the Issuer to comply with its obligations under FATCA and to determine that such holder has complied with such holder’s obligations under FATCA or to determine the amount (if any) to deduct and withhold from any such payment made to such holder.  Nothing in this Section 14.3 shall require any holder to provide information that is confidential or proprietary to such holder unless the Issuer is required to obtain such information under FATCA and, in such event, the Issuer shall treat any such information it receives as confidential. Each holder agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification under then-current law or promptly notify the Issuer in writing of its legal inability to do so.

SECTION 15.                                   EXPENSES, ETC.

Section 15.1.                               Transaction Expenses.  Whether or not the transactions contemplated hereby are consummated, the Issuer will pay all costs and expenses (including reasonable and documented attorneys’ fees of one special counsel for the holders, taken as a whole, and, if reasonably required by the Required Holders, one local or other counsel for the holders, taken as a whole) incurred by the Purchasers and each other holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement, any Note Guaranty or the Notes (whether or not such amendment, waiver or consent becomes effective), including: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement, any Note Guaranty or the Notes or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement, any Note Guaranty or the Notes, or by reason of being a holder of any Note, (b) the costs and expenses, including fees of one financial advisor for all of Purchasers and the holders of the Notes, as a whole, incurred in connection with the insolvency or bankruptcy of the Parent, the Issuer or any

Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes and any Note Guaranty and (c) the costs and expenses incurred in connection with the initial filing of this Agreement and all related documents and financial information with the SVO, provided that such costs and expenses under this clause (c) shall not exceed $5,000.  The Issuer will pay, and will save each Purchaser and each other holder of a Note harmless from, (i) all claims in respect of any fees, costs or expenses, if any, of brokers and finders (other than those, if any, retained by a Purchaser or other holder in connection with its purchase of the Notes) and (ii) any and all wire transfer fees that any bank deducts from any payment under such Note to such holder or otherwise charges to a holder of a Note with respect to a payment under such Note; provided such holder shall have submitted a request for such deducted amount within 30 days of the receipt of the related payment under its Note.

Section 15.2.                               Certain Taxes.  The Issuer agrees to pay all stamp, documentary or similar taxes or fees which may be payable in respect of the execution and delivery or the enforcement of this Agreement or any Note Guaranty or the execution and delivery (but not the transfer) or the enforcement of any of the Notes in the United States of America or any other jurisdiction where the Issuer or any Note Guarantor has assets or of any amendment of, or waiver or consent under or with respect to, this Agreement or any Note Guaranty or of any of the Notes, and to pay any value added tax due and payable in respect of reimbursement of costs and expenses by the Issuer pursuant to this Section 15, and will save each holder of a Note to the extent permitted by applicable law harmless against any loss or liability resulting from nonpayment or delay in payment of any such tax or fee required to be paid by the Issuer hereunder.

Section 15.3.                               Survival.  The obligations of the Issuer under this Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement, any Note Guaranty or the Notes, and the termination of this Agreement.

SECTION 16.                                   SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by any Purchaser of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon, by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of such Purchaser or any other holder of a Note.  All statements contained in any certificate or other instrument delivered by or on behalf of the Issuer pursuant to this Agreement shall be deemed representations and warranties of the Issuer under this Agreement.  Subject to the preceding sentence, this Agreement, the Notes and any Note Guaranty embody the entire agreement and understanding between each Purchaser and the Issuer and supersede all prior agreements and understandings relating to the subject matter hereof.

SECTION 17.                                   AMENDMENT AND WAIVER.

Section 17.1.                               Requirements.  This Agreement and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), only with the written consent of the Issuer and the Required Holders and, solely with respect to Section 23, the Parent, except that:

(a)                        no amendment or waiver of any of Sections 1, 2, 3, 4, 5, 6 or 21 hereof, or any defined term (as it is used therein), will be effective as to any Purchaser unless consented to by such Purchaser in writing; and

(b)                         no amendment or waiver may, without the written consent of each Purchaser and the holder of each Note at the time outstanding, (i) subject to Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of (x) interest on the Notes or (y) the Make-Whole Amount, (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any amendment or waiver or (iii) amend any of Sections 8 (except as set forth in the second sentence of Section 8.2), 11(a), 11(b), 12, 17, 20 or 23.

Section 17.2.                               Solicitation of Holders of Notes.

(a)                                 Solicitation.  The Issuer will provide each holder of a Note with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes or any Note Guaranty.  The Issuer will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to this Section 17 or any Note Guaranty to each holder of a Note promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

(b)                                  Payment.  The Issuer will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security or provide other credit support, to any holder of a Note as consideration for or as an inducement to the entering into by such holder of any waiver or amendment of any of the terms and provisions hereof or of any Note Guaranty or any Note unless such remuneration is concurrently paid, or security is concurrently granted or other credit support concurrently provided, on the same terms, ratably to each holder of a Note even if such holder did not consent to such waiver or amendment.

(c)                                  Consent in Contemplation of Transfer.  Any consent given pursuant to this Section 17 or any Note Guaranty by a holder of a Note that has transferred or has agreed to transfer its Note to (i) the Parent, (ii) the Issuer, (iii) any Subsidiary or any other Affiliate or (iv) any other Person in connection with, or in anticipation of, such other Person acquiring, making a tender offer for or merging with the Issuer and/or any of its Affiliates, in each case in connection with such consent, shall be void and of no force or effect except solely as to such holder, and any amendments effected or waivers granted or to be effected or granted that would not have been or would not be so effected or granted but for such consent (and the consents of all other holders of Notes that were acquired under the same or similar conditions) shall be void and of no force or effect except solely as to such holder.

Section 17.3.                     Binding Effect, Etc.  Any amendment or waiver consented to as provided in this Section 17 or any Note Guaranty applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Issuer without regard to whether such Note has been marked to indicate such amendment or waiver.  No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon.  No course of dealing between the Issuer and any holder of a Note and no delay in exercising any rights hereunder or under any Note or Note Guaranty shall operate as a waiver of any rights of any holder of such Note.

Section 17.4.                     Notes Held by Issuer, Etc.  Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement, any Note Guaranty or the Notes, or have directed the taking of any action provided herein or in any Note Guaranty or the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Parent, the Issuer or any Affiliate shall be deemed not to be outstanding.

SECTION 18.                                   NOTICES.

Except to the extent otherwise provided in Section 7.4, all notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by an internationally recognized overnight delivery service (charges prepaid), (b) by registered or certified mail with return receipt requested (postage prepaid) or (c) by an internationally recognized overnight delivery service (charges prepaid).  Any such notice must be sent:

(i)                          if to any Purchaser or its nominee, to such Purchaser or nominee at the address specified for such communications in the Purchaser Schedule, or at such other address as such Purchaser or nominee shall have specified to the Issuer in writing,

(ii)                          if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Issuer in writing, or

(iii)                           if to the Parent, the Issuer or any Subsidiary Guarantor, to the Issuer at its address set forth at the beginning hereof to the attention of (1) Mr. Adam Post and (2) the General Counsel, or at such other address as the Issuer shall have specified to the holder of each Note in writing, with a copy to:

Latham & Watkins LLP

555 Eleventh Street NW, Suite 1000

Washington, D.C.  20004

Attention:  Patrick H. Shannon

Attention:  Brandon J. Bortner

Notices under this Section 18 will be deemed given only when actually received.

SECTION 19.                                   REPRODUCTION OF DOCUMENTS.

This Agreement and all documents relating hereto, including (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by any Purchaser at the Closing (except the Notes themselves) and (c) financial statements, certificates and other information previously or hereafter furnished to any Purchaser, may be reproduced by such Purchaser by any photographic, photostatic, electronic, digital or other similar process and such Purchaser may destroy any original document so reproduced.  The Issuer agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such Purchaser in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.  This Section 19 shall not prohibit the Issuer or any holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

SECTION 20.                                   CONFIDENTIAL INFORMATION.

For the purposes of this Section 20, “Confidential Information” means information delivered to any Purchaser by or on behalf of the Parent, the Issuer or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by such Purchaser as being confidential information of the Parent, the Issuer or such Subsidiary, provided that such term does not include information that (a) was publicly known or otherwise known to such Purchaser prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by such Purchaser or any Person acting on such Purchaser’s behalf, (c) otherwise becomes known to such Purchaser other than through disclosure by the Parent, the Issuer or any Subsidiary or (d) constitutes financial statements delivered to such Purchaser under Section 7.1 that are otherwise publicly available.  Each Purchaser will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by such Purchaser in good faith to protect confidential information of third parties delivered to such Purchaser, provided that such Purchaser may deliver or disclose Confidential Information to (i) its directors, officers, employees, agents, attorneys, trustees and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by its Notes and such recipient is notified of its obligation to maintain the confidentiality of such information), (ii) its auditors, financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with this Section 20, (iii) any other holder of any Note, (iv) any Institutional Investor to which it sells or offers to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by this Section 20), (v) any Person from which it offers to purchase any Security of the Parent or the Issuer (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by this Section 20), (vi) any federal or state regulatory authority having jurisdiction over such Purchaser, (vii) the NAIC or the SVO or, in each case, any similar organization, or any nationally recognized rating agency that requires access to information about such Purchaser’s investment portfolio or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to such Purchaser, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which such Purchaser is a party or (z) if an Event of Default has occurred and is continuing, to the extent such Purchaser may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under such Purchaser’s Notes, this Agreement or any Note Guaranty (provided with respect to subclauses (w) (except where required disclosure of the purchase of the Notes is to be made to any supervisory or regulatory body during the normal course of its exercise of its regulatory or supervisory function over such Purchaser as an insurance company and consistent with such Purchaser’s usual practice), (x) and (y) that, unless specifically prohibited by applicable law, rule, regulation or order, such Purchaser shall use its reasonable best efforts to notify the Issuer of such pending disclosure and, to the extent practicable, the opportunity to seek a protective order or to pursue such further legal action as may be necessary to preserve the privileged nature and confidentiality of the Confidential Information.  Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement.  On reasonable request by the Issuer in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Issuer embodying this Section 20.

In the event that as a condition to receiving access to information relating to the Parent, the Issuer or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement, any Purchaser or holder of a Note is required to agree to a confidentiality undertaking (whether through IntraLinks, another secure website, a secure virtual workspace or otherwise) which is different from this Section 20, this Section 20 shall not be amended thereby and, as between such Purchaser or such holder and the Issuer, this Section 20 shall supersede any such other confidentiality undertaking.

SECTION 21.                                   SUBSTITUTION OF PURCHASER.

Each Purchaser shall have the right to substitute any one of its Affiliates or another Purchaser or any one of such other Purchaser’s Affiliates (a “Substitute Purchaser”) as the purchaser of the Notes that it has agreed to purchase hereunder, by written notice to the Issuer, which notice shall be signed by both such Purchaser and such Substitute Purchaser, shall contain such Substitute Purchaser’s agreement to be bound by this Agreement and shall contain a confirmation by such Substitute Purchaser of the accuracy with respect to it of the representations set forth in Section 6.  Upon receipt of such notice, any reference to such Purchaser in this Agreement (other than in this Section 21), shall be deemed to refer to such Substitute Purchaser in lieu of such original Purchaser.  In the event that such Substitute Purchaser is so substituted as a Purchaser hereunder and such Substitute Purchaser thereafter transfers to such original Purchaser all of the Notes then held by such Substitute Purchaser, upon receipt by the Issuer of notice of such transfer, any reference to such Substitute Purchaser as a “Purchaser” in this Agreement (other than in this Section 21), shall no longer be deemed to refer to such Substitute Purchaser, but shall refer to such original Purchaser, and such original Purchaser shall again have all the rights of an original holder of the Notes under this Agreement.

SECTION 22.                                   MISCELLANEOUS.

Section 22.1.                               Successors and Assigns.  All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including any subsequent holder of a Note) whether so expressed or not, except that, other than as set forth in Section 10.2, the Issuer may not assign or otherwise transfer any of its rights or obligations hereunder or under the Notes without the prior written consent of each holder.  Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto and their respective successors and assigns permitted hereby) any legal or equitable right, remedy or claim under or by reason of this Agreement.

Section 22.2.                               Accounting Terms.  (a) All accounting terms used herein which are not expressly defined in this Agreement have the meanings respectively given to them in accordance with GAAP.  Except as otherwise specifically provided herein, (i) all computations made pursuant to this Agreement shall be made in accordance with GAAP and (ii) all financial statements shall be prepared in accordance with GAAP.  For purposes of determining compliance with this Agreement (including Section 9, Section 10 and the definition of “Indebtedness”), any election by the Parent, the Issuer or any Subsidiary to measure any financial liability using fair value (as permitted by Financial Accounting Standards Board Accounting Standards Codification Topic No. 825-10-25 — Fair Value Option, International Accounting Standard 39 — Financial Instruments: Recognition and Measurement or any similar accounting standard) shall be disregarded and such determination shall be made as if such election had not been made.

(b)                                  Except as provided in paragraph (d) of Section 9.10, if at any time any adopted change in GAAP would affect the computation of any financial ratio or requirement set forth in any this Agreement, and either the Issuer or the Required Holders shall so request, the holders of the Notes and the Parent and the Issuer shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Holders and in any event for a period not to exceed 90 days following such initial request); provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) the Issuer shall provide to the holders of the Notes financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP.

Section 22.3.                               Severability.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

Section 22.4.                               Construction, Etc.  Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant.  Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

Defined terms herein shall apply equally to the singular and plural forms of the terms defined.  Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.  The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.”  The word “will” shall be construed to have the same meaning and effect as the word “shall.”  Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein) and, for purposes of the Notes, shall also include any such notes issued in substitution therefor pursuant to Section 13, (b) subject to Section 22.1, any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein,” “hereof” and “hereunder” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Sections and Schedules shall be construed to refer to Sections of, and Schedules to, this Agreement and (e) any reference to any law or regulation herein shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time.

Section 22.5.                               Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument.  Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

Section 22.6.                               Governing Law.  This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

Section 22.7.                               Jurisdiction and Process; Waiver of Jury Trial.  (a) Each of the Parent and the Issuer irrevocably submits to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Agreement or the Notes.  To the fullest extent permitted by applicable law, the Issuer irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

(b)                                  Each of the Parent and the Issuer agrees, to the fullest extent permitted by applicable law, that a final judgment in any suit, action or proceeding of the nature referred to in Section 22.7(a) brought in any such court shall be conclusive and binding upon it subject to rights of appeal, as the case may be, and may be enforced in the courts of the United States of America or the State of New York (or any other courts to the jurisdiction of which it or any of its assets is or may be subject) by a suit upon such judgment.

(c)                                  Each of the Parent and the Issuer consents to process being served by or on behalf of any holder of Notes in any suit, action or proceeding of the nature referred to in Section 22.7(a) by mailing a copy thereof by registered, certified, priority or express mail (or any substantially similar form of mail), postage prepaid, return receipt or delivery confirmation requested, to it at its address specified in Section 18 or at such other address of which such holder shall then have been notified pursuant to said Section.  Each of the Parent and the Issuer agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it.  Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the U.S. Postal Service or any reputable commercial delivery service.

(d)                                  Nothing in this Section 22.7 shall affect the right of any holder of a Note to serve process in any manner permitted by law, or limit any right that the holders of any of the Notes may have to bring proceedings against the Issuer in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

(e)                                  THE PARTIES HERETO HEREBY WAIVE TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS AGREEMENT, THE NOTES OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH OR THEREWITH.

SECTION 23.                                   PARENT GUARANTY.

Section 23.1.                               Parent Guaranty.  The Parent hereby, jointly and severally, together with the Subsidiary Guarantors under the Subsidiary Guaranty, absolutely and unconditionally guaranties to the holders from time to time of the Notes: (i) the full and prompt payment of the principal of all of the Notes and of the interest thereon at the rate therein stipulated and the Make-Whole Amount (if any), when and as the same shall become due and payable, whether by lapse of time, upon redemption or prepayment, by extension or by acceleration or declaration, or otherwise (including (to the extent legally enforceable) interest due on overdue payments of principal, Make-Whole Amount (if any) or interest at the rate set forth in the Notes) and all other amounts from time to time owing by the Issuer under this Agreement and under the Notes (including, without limitation, costs and expenses), (ii) the full and prompt performance and observance by the Issuer of each and all of the obligations, covenants and agreements required to be performed or observed by the Issuer under the terms of the Notes and this Agreement and (iii) the full and prompt payment, upon demand by any holder of the Notes, of all costs and expenses, legal or otherwise (including attorneys’ fees) and such expenses, if any, as shall have been expended or incurred in the protection or enforcement of any right or privilege under the Notes or this Agreement, including, without limitation, in any consultation or action in connection therewith, subject to the limitations set forth in Section 15.1 of this Agreement.  The guaranty of the Notes herein provided for is a guaranty of the immediate and timely payment of the principal and interest on the Notes and the Make-Whole Amount (if any) as and when the same are due and payable and shall not be deemed to be a guaranty only of the collectability of such payments and therefore each holder of the Notes may sue the Parent directly upon such principal, interest and Make-Whole Amount (if any) becoming so due and payable.

Section 23.2.                               Obligations Absolute and Unconditional.  The obligations of the Parent under this Agreement shall be absolute and unconditional and shall remain in full force and effect until the entire principal, interest and Make-Whole Amount (if any) on the Notes and all other sums due pursuant to Section 23.1 shall have been paid, and such obligations shall not be affected, modified or impaired upon the happening from time to time of any circumstance or occurrence, including, without limitation, the following, whether or not with notice to or the consent of the Parent:

(a)                        the extension of the time for payment of any principal of, or interest (or Make-Whole Amount, if any) on any Note owing or payable on such Note or of the time of or for performance of any obligations, covenants or agreements under or arising out of this Agreement or the extension or the renewal of any thereof;

(b)                         the modification or amendment of any obligation, covenant or agreement set forth in this Agreement or the Notes;

(c)                         the power or authority or the lack of power or authority of the Issuer to issue the Notes or to execute and deliver this Agreement;

(d)                         the existence or continuance of the Issuer as a legal entity;

(e)                         any failure to present the Notes for payment or to demand payment thereof, or to give the Issuer or the Parent notice of dishonor for non-payment of the Notes, when and as the same may become due and payable, or notice of any failure on the part of the Issuer to do any act or thing or to perform or to keep any covenant or agreement by it to be done, kept or performed under the terms of the Notes or this Agreement;

(f)                        any failure, omission, delay or lack on the part of the holders of the Notes to enforce, assert or exercise any right, power or remedy conferred on the holders of the Notes in this Agreement or the Notes or any other act or acts on the part of the holders from time to time of the Notes;

(g)                          the acceptance of any security or any guaranty, the advance of additional money to the Issuer, or any sale, release, substitution or exchange of any security;

(h)                         the waiver, compromise, settlement, release or termination of any or all of the obligations, covenants or agreements of the Issuer contained in this Agreement or the payment, performance or observance thereof;

(i)                          the voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all the assets, marshalling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization or arrangement under bankruptcy or similar laws, composition with creditors or readjustment of, or other similar procedures affecting the Issuer, the Parent or any of the assets of any of them, or any allegation or contest of the validity of this Agreement or the disaffirmance of this Agreement in any such proceeding;

(j)                         the invalidity or unenforceability of the Notes or this Agreement, or the obligations of the Issuer or the Parent under the Notes or this Agreement;

(k)                         the default or failure of the Parent or the Issuer fully to perform any of its covenants or obligations set forth in this Agreement or the failure to give notice thereof;

(l)                          the failure of the Parent to receive any benefit or consideration from or as a result of its execution, delivery and performance of this Agreement;

(m)                        any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Parent or the Issuer in respect of the obligations of the Parent or the Issuer under this Agreement (other than payment and performance in full);

provided that the specific enumeration of the above-mentioned acts, failures or omissions shall not be deemed to exclude any other acts, failures or omissions, though not specifically mentioned above, it being the purpose and intent of this paragraph that the obligations of the Parent hereunder shall be absolute and unconditional and shall not be discharged, impaired or varied except by the payment to the holders thereof of the principal of, Make-Whole Amount (if any) and interest on the Notes, and of all other sums due and owing to the holders of the Notes pursuant to this Agreement, and then only to the extent of such payments.  All rights of the holder of any Note pursuant thereto or to this Agreement may be transferred or assigned at any time or from time to time and shall be considered to be transferred or assigned upon the transfer of such Note, whether with or without the consent of or notice to the Parent or the Issuer.  Without limiting the foregoing, it is understood that repeated and successive demands may be made and recoveries may be had hereunder as and when, from time to time, the Issuer shall default under the terms of the Notes or this Agreement and that notwithstanding recovery hereunder for or in respect of any given default or defaults by the Issuer under the Notes or this Agreement shall remain in full force and effect and shall apply to each and every subsequent default.

Section 23.3.                     Subrogation.  To the extent of any payments made under this Agreement, the Parent shall be subrogated to the rights of the holder of the Notes receiving such payments, but the Parent covenants and agrees that such right of subrogation shall be subordinate in right of payment to the rights of any holders of the Notes for which full payment has not been made or provided for and, to that end, the Parent agrees not to claim or enforce any such right of subrogation or any right of set-off or any other right which may arise on account of any payment made by the Parent in accordance with the provisions of this Agreement, including, without limitation, any right of reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of any holder of the Notes against the Issuer or the Parent, whether or not such claim, remedy or right arises in equity or under contract, statue or common law, including, without limitation, the right to take or receive from the Issuer or the Parent, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until all of the Notes owned by Persons other than the Parent or any of its Affiliates and all other sums due or payable under this Agreement have been fully paid and discharged or payment therefor has been provided.  If any amount shall be paid to the Parent in violation of the preceding sentence at any time prior to the indefeasible cash payment in full of the Notes and all other amounts payable under this Agreement, such amounts shall be held in trust for the benefit of the holders of the Notes and shall forthwith be paid to the holders of the Notes to be credited and applied to the amounts due or to become due with respect to the Notes and all other amounts payable under this Agreement, whether matured or unmatured.

Section 23.4.                     Preference.  The Parent agrees that to the extent the Issuer or any other Person on behalf of the Issuer makes any payment on the Notes, which payment or any part thereof is subsequently invalidated, voided, declared to be fraudulent or preferential, set aside, recovered, rescinded or is required to be retained by or repaid to a trustee, liquidator, receiver or any other Person under any bankruptcy code, common law or equitable cause, then and to the extent of such payment, the obligation or the part thereof intended to be satisfied shall be revived and continued in full force and effect with respect to the Parent’s obligations hereunder, as if said payment had not been made.  The liability of the Parent hereunder shall not be reduced or discharged, in whole or in part, by any payment to any holder of the Notes from any source that is thereafter paid, returned or refunded in whole or in part by reason of the assertion of a claim of any kind relating thereto, including any claim for breach of contract, breach of warranty, preference, illegality, invalidity or fraud asserted by any account debtor or by any other Person.

Section 23.5.                     Marshalling.  None of the holders of the Notes shall be under any obligation (a) to marshal any assets in favor of the Parent or in payment of any or all of the liabilities of the Issuer under or in respect of the Notes or the obligation of the Parent hereunder or (b) to pursue any other remedy that the Parent may or may not be able to pursue itself and that may lessen the Parent’s burden or any right to which the Parent hereby expressly waives.  The obligations of the Parent under this Agreement rank pari passu in right of payment with all other Indebtedness (actual or contingent) of the Parent which is not secured or the subject of any statutory trust or preference or which is not expressly subordinated in right of payment to any other Indebtedness.

*    *    *    *    *

If you are in agreement with the foregoing, please sign the form of agreement on a counterpart of this Agreement and return it to the Issuer, whereupon this Agreement shall become a binding agreement among you, the Parent and the Issuer.

Very truly yours,

CORESITE REALTY CORPORATION

By	/s/ Jeffrey S. Finnin
Jeffrey S. Finnin
Chief Financial Officer

CORESITE, L.P.
by its general partner,
CoreSite Realty Corporation

By	/s/ Jeffrey S. Finnin
Jeffrey S. Finnin
Chief Financial Officer

This Agreement is hereby

accepted and agreed to as

of the date hereof.

ATHENE ANNUITY AND LIFE COMPANY

By:	Athene Asset Management, L.P., its investment adviser
By:	AAM GP Ltd., its general partner

By	/s/ Roger D. Fors
	Name:	Roger D. Fors
	Title:	Senior Vice President, Fixed Income

STRUCTURED ANNUITY REINSURANCE COMPANY

By:	Athene Asset Management, L.P., its investment adviser
By:	AAM GP Ltd., its general partner

By	/s/ Roger D. Fors
	Name:	Roger D. Fors
	Title:	Senior Vice President, Fixed Income

ATHENE ANNUITY & LIFE ASSURANCE COMPANY OF NEW YORK

By:	Athene Asset Management, L.P., its investment adviser
By:	AAM GP Ltd., its general partner

By	/s/ Roger D. Fors
	Name:	Roger D. Fors
	Title:	Senior Vice President, Fixed Income

This Agreement is hereby

accepted and agreed to as

of the date hereof.

HOMESTEADERS LIFE COMPANY

By	/s/ Kevin L. Kubik
	Name:	Kevin L. Kubik
	Title:	Vice President-Investments Homesteaders Life Company

This Agreement is hereby

accepted and agreed to as

of the date hereof.

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

By:	Northwestern Mutual Investment Management Company, LLC, its investment adviser

	By	/s/ Mark E. Kishler
		Name:	Mark E. Kishler

		Its:	Managing Director

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
for its Group Annuity Separate Account

By	/s/ Mark E. Kishler
	Name:	Mark E. Kishler

	Its:	Authorized Representative

This Agreement is hereby

accepted and agreed to as

of the date hereof.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

By	/s/ Annette M. Teders
	Name:	Annette M. Teders
	Title:	Vice President

OHIO NATIONAL LIFE ASSURANCE CORPORATION

By	/s/ Annette M. Teders
	Name:	Annette M. Teders
	Title:	Vice President

This Agreement is hereby

accepted and agreed to as

of the date hereof.

UNITED OF OMAHA LIFE INSURANCE COMPANY

By:	Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc. (as its General Partner)

	By:	/s/ David Levine
Vice President

FARMERS NEW WORLD LIFE INSURANCE COMPANY

By:	Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc. (as its General Partner)

	By:	/s/ David Levine
Vice President

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

By:	PGIM, Inc., as investment manager

	By:	/s/ David Levine
Vice President

This Agreement is hereby

accepted and agreed to as

of the date hereof.

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

By	/s/ Chris Miller
	Name:	Chris Miller
	Title:	Director

DEFINED TERMS

As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

“Additional Covenant” means any financial covenant (whether constituting a covenant or an event of default) by the Parent, the Issuer or any Subsidiary Guarantor under a Principal Credit Facility, in each case that is not otherwise included in this Agreement on the date hereof (together with all definitions and interpretive provisions from such Principal Credit Facility to the extent used in relation thereto). The term “financial covenant” as used in this definition means, (a) in respect of any Principal Credit Facility, an obligation or condition which (i) (A) relates specifically to one or more numerical measures of the financial condition or results of operations of the Parent, the Issuer or any Subsidiary or (B) limits the incurrence of Indebtedness by the Parent, the Issuer or any Subsidiary (including any restriction on external borrowings) or imposes conditions or limitations on loans by the Parent, the Issuer or any Subsidiary to the Parent, the Issuer or any other Subsidiary and (ii) if not complied with or not maintained could give rise to the lender or lenders under such Principal Credit Facility having the right to demand payment of outstanding Indebtedness thereunder before its stated maturity or terminate any unused commitment to make loans thereunder prior to the stated expiration of such commitment and (b) in respect of the Primary Credit Facility as in effect on June 15, 2016, Section 8.7 (Distributions) and any successor provision thereto.  For the avoidance of doubt, financial covenants in any Principal Credit Facility, from time to time, which correspond with the covenants set forth in Sections 10.6 through 10.12 hereof shall not be deemed to be “Additional Covenants.”

“Adjusted Consolidated EBITDA” means, on any date of determination, the sum of (a) the Consolidated EBITDA for the prior fiscal quarter most recently ended, multiplied by four, less (b) the Capital Reserve.

“Adjusted Net Operating Income” means, on any date of determination, the sum of (a) the Net Operating Income for the prior fiscal quarter most recently ended, multiplied by four, less (b) the Capital Reserve.

“Affiliate” means, at any time, and with respect to any Person, any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person, and, with respect to the Issuer, shall include any Person beneficially owning or holding, directly or indirectly, 10% or more of any class of voting or equity interests of the Issuer or any Subsidiary or any Person of which the Issuer and its Subsidiaries beneficially own or hold, in the aggregate, directly or indirectly, 10% or more of any class of voting or equity interests.  Unless the context otherwise clearly requires, any reference to an “Affiliate” is a reference to an Affiliate of the Issuer.

“Agreement” means this Note Purchase Agreement, including all Schedules attached to this Agreement, as it may be amended, restated, supplemented or otherwise modified from time to time and includes, in respect of the Parent, the Parent Guaranty.

SCHEDULE A
(to Note Purchase Agreement)

“Anti-Corruption Laws” means any law or regulation in a U.S. or any non-U.S. jurisdiction regarding bribery or any other corrupt activity, including the U.S. Foreign Corrupt Practices Act and the U.K. Bribery Act 2010.

“Anti-Money Laundering Laws” means any law or regulation in a U.S. or any non-U.S. jurisdiction regarding money laundering, drug trafficking, terrorist-related activities or other money laundering predicate crimes, including the Currency and Foreign Transactions Reporting Act of 1970 (otherwise known as the Bank Secrecy Act) and the USA PATRIOT Act.

“Blocked Person” means (a) a Person whose name appears on the list of Specially Designated Nationals and Blocked Persons published by OFAC, (b) a Person, entity, organization, country or regime that is blocked or a target of sanctions that have been imposed under U.S. Economic Sanctions Laws or (c) a Person that is an agent, department or instrumentality of, or is otherwise beneficially owned by, controlled by or acting on behalf of, directly or indirectly, any Person, entity, organization, country or regime described in clause (a) or (b).

“Building” means, with respect to each Eligible Real Estate Asset or parcel of Real Estate, all of the buildings, structures and improvements now or hereafter located thereon.

“Business Day” means (a) for the purposes of Section 8.6 only, any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed, and (b) for the purposes of any other provision of this Agreement, any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York or Denver, Colorado are required or authorized to be closed.

“Capital Reserve” means, for any period and with respect to any improved Real Estate, an amount equal to $0.25 multiplied by the total square footage of the Buildings in such Real Estate.  If the term Capital Reserve is used without reference to any specific Real Estate, then the amount shall be determined on an aggregate basis with respect to all Real Estate of the Issuer, the Subsidiary Guarantors and their respective Subsidiaries and a proportionate share of all Real Estate of all Unconsolidated Affiliates.  The Capital Reserve shall be calculated based on the total square footage of the Buildings owned (or ground leased) at the end of each fiscal quarter, less the square footage of unoccupied space held for development or redevelopment.

“Capitalization Rate” shall have the meaning ascribed to such term in the Primary Credit Facility from time to time, and, if for any reason no Primary Credit Facility then exists or such term is no longer used therein, the Capitalization Rate most recently in effect.  Notwithstanding the foregoing, in no event shall the “Capitalization Rate” at any time be less than 7.50%.

“Capitalized Lease” means a lease under which the discounted future rental payment obligations of the lessee or the obligor are required to be capitalized on the balance sheet of such Person in accordance with GAAP.

“Capitalized Value” means the Adjusted Net Operating Income for any Stabilized Property divided by the Capitalization Rate.

“Cash Equivalents” means as of any date, (i) securities issued or directly and fully guaranteed or insured by the U.S. government or any agency or instrumentality thereof having maturities of not more than one year from such date, (ii) time deposits and certificates of deposits having maturities of not more than one year from such date and issued by any domestic commercial bank having, (A) senior long term unsecured debt rated at least A- or the equivalent thereof by S&P or A3 or the equivalent thereof by Moody’s and (B) capital and surplus in excess of $100,000,000, (iii) commercial paper rated at least A-2 or the equivalent thereof by S&P or P-2 or the equivalent thereof by Moody’s and in either case maturing within 120 days from such date and (iv) shares of any money market mutual fund rated at least AA- or the equivalent thereof by S&P or at least Aa3 or the equivalent thereof by Moody’s.

“Change of Control” means an event or series of events:

(a)                        by which any Person (including a Person’s Affiliates and associates) or group (as that term is understood under Section 13(d) of the Exchange Act), other than The Carlyle Group, shall have acquired beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of a percentage (based on voting power, in the event different classes of stock or voting interests shall have different voting powers) of the voting stock or voting interests of the Parent or the Issuer equal to at least 50%; or

(b)                         which constitutes a “change of control” under the Primary Credit Facility from time to time.

“Change of Control Prepayment Event” occurs if, within the period of 90 days from and including the date on which a Change of Control occurs, either (a) a Rating Downgrade in respect of that Change of Control occurs or (b) at such time there is no rating of the Notes by a Rating Agency and the Issuer fails to obtain (whether by failing to seek a rating at its own discretion or otherwise) a rating of the Notes from a Rating Agency of at least Investment Grade.

“Closing” is defined in Section 3.

“Code” means the Internal Revenue Code of 1986 and the rules and regulations promulgated thereunder from time to time.

“Confidential Information” is defined in Section 20.

“Consolidated” means, with reference to any term defined herein, that term as applied to the accounts of a Person and its Subsidiaries, determined on a consolidated basis in accordance with GAAP.

“Consolidated EBITDA” means, with respect to any period, an amount equal to the EBITDA of the Issuer and its Subsidiaries for such period determined on a consolidated basis.

“Consolidated Fixed Charges” means, for any fiscal quarter, annualized, the sum of (a) Consolidated Interest Expense for such period, plus (b) all regularly scheduled principal payments made with respect to Indebtedness of the Issuer and its Subsidiaries during such period, other than any balloon, bullet or similar principal payment which repays such Indebtedness in full, plus (c) all Preferred Distributions paid during such period.  The Issuer’s Equity Percentage in the fixed charges of its Unconsolidated Affiliates shall be included in the determination of fixed charges.

“Consolidated Interest Expense” means, for any period, without duplication, (a) total Interest Expense of the Issuer and its Subsidiaries determined on a consolidated basis in accordance with GAAP for such period, plus (b) the Issuer’s Equity Percentage of Interest Expense of its Unconsolidated Affiliates for such period.

“Consolidated Tangible Net Worth” means the amount by which Gross Asset Value exceeds Consolidated Total Indebtedness.

“Consolidated Total Indebtedness” means all Indebtedness of the Issuer and its Subsidiaries determined on a consolidated basis and shall include (without duplication), such Person’s Equity Percentage of the Indebtedness of its Unconsolidated Affiliates.

“Consolidated Total Unsecured Indebtedness” means all Unsecured Indebtedness determined on a consolidated basis and shall include (without duplication), the Issuer’s Equity Percentage of the Indebtedness of its Unconsolidated Affiliates outstanding at any time which is not Secured Indebtedness.

“Consolidated Unsecured Indebtedness Yield” means the quotient (expressed as a percentage) of Adjusted Net Operating Income from the Unencumbered Asset Pool (excluding any Leased Assets) divided by Unsecured Indebtedness.

“Construction In Process” means costs incurred for any build-outs, redevelopment, construction or tenant improvements of a Data Center Property that is not a Development Property.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise; and the terms “Controlled” and “Controlling” shall have meanings correlative to the foregoing.

“Controlled Entity” means (a) any of the Subsidiaries of the Parent and any of their or the Parent’s respective Controlled Affiliates and (b) if the Parent has a parent company, such parent company and its Controlled Affiliates.

“Data Center Property” means any asset that operates or is intended to operate, at least in part, as a telecommunications infrastructure building or an information technology infrastructure building.

“Default” means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

“Default Rate” means that rate of interest per annum that is the greater of (a) 2% above the rate of interest stated in clause (a) of the first paragraph of the Notes or (b) 2% over the rate of interest publicly announced by Citibank, N.A. in New York, New York as its “base” or “prime” rate.

“Derivatives Contract” means any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement.  Not in limitation of the foregoing, the term “Derivatives Contract” includes any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement, including any such obligations or liabilities under any such master agreement.

“Derivatives Termination Value” means, in respect of any one or more Derivatives Contracts, after taking into account the effect of any legally enforceable netting agreement applicable to such Derivatives Contract(s), (a) for any date on or after the date such Derivatives Contracts have been closed out or terminated and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a) the amount(s) determined as the mark-to-market value(s) for such Derivatives Contracts, as determined based upon one or more mid-market quotations or other valuations provided by any recognized dealer in, or the counterparty to, such Derivatives Contract(s) (which, in either case, may include the agent or any lender under the Primary Credit Facility).

“Development Property” means Real Estate currently under development that has not become a Stabilized Property or on which the improvements related to the development have not been completed, provided that such a Development Property on which all improvements related to the development of such Real Estate have been substantially completed (excluding tenant improvements) for at least 18 months shall cease to constitute a Development Property notwithstanding the fact that such Property has not become a Stabilized Property, and shall be considered a Stabilized Property for the purposes of the calculation of Gross Asset Value.

“Disclosure Documents” is defined in Section 5.3.

“EBITDA” means, with respect to a Person for any period (without duplication), the net income (or loss), excluding the effects of straight lining of rents and acquisition lease accounting, before (i) interest, income taxes, depreciation and amortization expense, as reported by such Person and its Subsidiaries on a consolidated basis in accordance with GAAP and (ii) any other non-cash expense to the extent not actually paid as a cash expense (including any expense associated with asset retirement obligation under GAAP).  EBITDA shall exclude extraordinary gains and losses (including but not limited to gains (and losses) on the sale of assets) and distributions to minority owners.  EBITDA attributable to Equity Interests shall be excluded but EBITDA shall include a Person’s Equity Percentage of net income (or loss) from Unconsolidated Affiliates plus its Equity Percentage of interest, depreciation and amortization expense from Unconsolidated Affiliates.

“EDGAR” means the SEC’s Electronic Data Gathering, Analysis and Retrieval System or any successor SEC electronic filing system for such purposes.

“Eligible Real Estate” means Real Estate:

(a)                        which is (i) wholly owned (directly or indirectly) in fee, (ii) leased under a ground lease acceptable to the Required Holders in their reasonable discretion, or (iii) a Leased Asset with a remaining term (including of right tenant extensions) of at least 20 years as of the date hereof and is otherwise acceptable to the Required Holders in their reasonable discretion), in each instance with such easements, rights-of-way and other similar appurtenances required for the operation of the fee or leasehold property, by the Issuer or a Subsidiary Guarantor;

(b)                         which is located within the 50 States of the United States of America or the District of Columbia;

(c)                         which is improved by an income-producing Data Center Property and designated as a Stabilized Property;

(d)                         as to which all of the representations set forth in Section 6 of the Primary Credit Facility as in effect on June 15, 2016 concerning Eligible Real Estate Assets are true and correct except as would not reasonably be expected to result in a Material Adverse Effect; and

(e)                         as to which the Required Holders have received all Eligible Real Estate Qualification Documents, or will receive them prior to inclusion of such Real Estate in the Unencumbered Asset Pool.

“Eligible Real Estate Asset” means (i) on the date of the Closing, the Eligible Real Estate set forth on Schedule 10 and (ii) after the date of the Closing, any Real Estate described in clause (i) which then remains Eligible Real Estate and any other Real Estate which has become and then remains Eligible Real Estate and is included in the Unencumbered Asset Pool from time to time pursuant to Article V of the Primary Credit Facility as in effect on June 15, 2016.  For purposes of this definition, it is acknowledged and agreed that the Wilshire Property which is a Leased Asset shall be deemed an “Eligible Real Estate Asset.”

“Eligible Real Estate Qualification Documents” is defined in Schedule 1.2 of the Primary Credit Facility as in effect on June 15, 2016.

“Enforceability Exceptions” is defined in Section 5.2.

“Environmental Laws” means any and all federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including those related to Hazardous Substances.

“Equity Interest” means, with respect to any Person, any share of capital stock of (or other ownership or profit interests in) such Person, any warrant, option or other right for the purchase or other acquisition from such Person of any share of capital stock of (or other ownership or profit interests in) such Person, any security convertible into or exchangeable for any share of capital stock of (or other ownership or profit interests in) such Person or warrant, right or option for the purchase or other acquisition from such Person of such shares (or such other interests), and any other ownership or profit interest in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such share, warrant, option, right or other interest is authorized or otherwise existing on any date of determination.

“Equity Offering” means the issuance and sale after the date of the Closing by the Issuer or any of its Subsidiaries or the Parent of any equity securities of such Person.

“Equity Percentage” means the aggregate ownership percentage of the Issuer or a Subsidiary Guarantor or their respective Subsidiaries in each Unconsolidated Affiliate.

“ERISA” means the Employee Retirement Income Security Act of 1974 and the rules and regulations promulgated thereunder from time to time in effect.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that is treated as a single employer together with the Issuer under section 414 of the Code.

“Event of Default” is defined in Section 11.

“Exchange Act” means the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder from time to time in effect.

“FATCA” means (a) sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), together with any current or future regulations or official interpretations thereof, (b) any treaty, law or regulation of any other jurisdiction, or relating to an intergovernmental agreement between the United States of America and any other jurisdiction, which (in either case) facilitates the implementation of the foregoing clause (a), and (c) any agreements entered into pursuant to section 1471(b)(1) of the Code.

“Fitch” means Fitch, Inc., and any successor thereto.

“Form 10-K” is defined in Section 7.1(b).

“Form 10-Q” is defined in Section 7.1(a).

“GAAP” means generally accepted accounting principles as in effect from time to time in the United States of America.

“Governmental Authority” means

(a)                        the government of

(i)                          the United States of America or any state or other political subdivision thereof, or

(ii)                          any other jurisdiction in which the Issuer or any Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of the Issuer or any Subsidiary, or

(b)                         any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

“Governmental Official” means any governmental official or employee, employee of any government-owned or government-controlled entity, political party, any official of a political party, candidate for political office, official of any public international organization or anyone else acting in an official capacity.

“Gross Asset Value” means, on a consolidated basis for the Issuer and its Subsidiaries, the sum of (without duplication with respect to any Real Estate):

(a)                        the Capitalized Value of any Stabilized Properties (other than the Leased Assets) owned by the Issuer or any of its Subsidiaries; plus

(b)                         for the Leased Assets, the Adjusted Net Operating Income of the Leased Assets multiplied by eight;

(c)                         the book value determined in accordance with GAAP of all Development Properties and Construction In Process with respect to Real Estate owned or leased by the Issuer or any of its Subsidiaries; plus

(d)                         the aggregate amount of (x) all Unrestricted Cash and Cash Equivalents of the Issuer and its Subsidiaries and (y) Specified Restricted Cash and Cash Equivalents of the Issuer and its Subsidiaries, as of the date of determination; plus

(e)                         the book value determined in accordance with GAAP of Land Assets of the Issuer and its Subsidiaries.

Gross Asset Value will be adjusted, as appropriate, for acquisitions, dispositions and other changes to the portfolio during the calendar quarter most recently ended prior to a date of determination.  In the Issuer’s discretion, any Development Property which becomes a Stabilized Property and all newly acquired properties may be valued at GAAP book value for up to 90 days, with such properties thereafter being included in the calculation of Gross Asset Value in accordance with clauses (a) through (d) above.  All income, expense and value associated with assets included in Gross Asset Value disposed of during the calendar quarter period most recently ended prior to a date of determination will be eliminated from calculations.  Additionally, without limiting or affecting any other provision hereof, Gross Asset Value shall not include any income or value associated with Real Estate which is not operated or intended to be operated principally as a Data Center Property.  Gross Asset Value will be adjusted to include an amount equal to the Issuer’s or any of its Subsidiaries’ pro rata share (based upon such Person’s Equity Percentage in such Unconsolidated Affiliate) of the Gross Asset Value attributable to any of the items listed above in this definition owned by such Unconsolidated Affiliate.

“Guaranty” means, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any indebtedness, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including obligations incurred through an agreement, contingent or otherwise, by such Person:

(a)                        to purchase such indebtedness or obligation or any property constituting security therefor;

(b)                         to advance or supply funds (i) for the purchase or payment of such indebtedness or obligation, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such indebtedness or obligation;

(c)                         to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such indebtedness or obligation of the ability of any other Person to make payment of the indebtedness or obligation; or

(d)                         otherwise to assure the owner of such indebtedness or obligation against loss in respect thereof.

In any computation of the indebtedness or other liabilities of the obligor under any Guaranty, the indebtedness or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor.

“Hazardous Substance” means (a) asbestos, flammable materials, explosives, radioactive substances, polychlorinated biphenyls, other carcinogens, oil and other petroleum products, radon gas or urea formaldehyde; (b) chemicals, gases, solvents, pollutants or contaminants that could be a detriment or pose a danger to the environment or to the health or safety of any person; and (c) any other hazardous or toxic materials, wastes and substances which are defined, determined or identified as such in any past, present or future federal, state or local laws, by-laws, rules, regulations, codes or ordinances or any legally binding judicial or administrative interpretation thereof in concentrations which violate Environmental Laws.

“holder” means, with respect to any Note, the Person in whose name such Note is registered in the register maintained by the Issuer pursuant to Section 13.1, provided, however, that if such Person is a nominee, then for the purposes of Sections 7, 12, 17.2 and 18 and any related definitions in this Schedule A, “holder” shall mean the beneficial owner of such Note whose name and address appears in such register.

“Incorporated Covenant” is defined in Section 9.10(b).

“Indebtedness” means, with respect to a Person, at the time of computation thereof, all of the following (without duplication):

(a)                        all obligations of such Person in respect of money borrowed (other than trade debt incurred in the ordinary course of business which is not more than 180 days past due);

(b)                         all obligations of such Person for money borrowed (i) represented by notes payable, or drafts accepted, in each case representing extensions of credit, (ii) evidenced by bonds, debentures, notes or similar instruments or (iii) constituting purchase money indebtedness, conditional sales contracts, title retention debt instruments or other similar instruments, upon which interest charges are customarily paid or that are issued or assumed as full or partial payment for property or services rendered;

(c)                         obligations of such Person as a lessee or obligor under a Capitalized Lease;

(d)                         all reimbursement obligations of such Person under any letters of credit or acceptances (whether or not the same have been presented for payment);

(e)                         all Off-Balance Sheet Obligations of such Person;

(f)                        all obligations of such Person in respect of any purchase obligation, repurchase obligation, takeout commitment or forward equity commitment, in each case evidenced by a binding agreement (excluding any such obligation to the extent the obligation can be satisfied by the issuance of Equity Interests);

(g)                          net obligations under any Derivatives Contract not entered into as a hedge against existing Indebtedness, in an amount not in excess of the Derivatives Termination Value thereof;

(h)                         all Indebtedness of other Persons which such Person has guaranteed or is otherwise recourse to such Person (except for guaranties of customary exceptions for fraud, misapplication of funds, environmental indemnities, violation of “special purpose entity” covenants, and other similar exceptions to recourse liability until a claim is made and an action is commenced with respect thereto, and then shall be included only to the extent of the amount of such claim), including liability of a general partner in respect of liabilities of a partnership in which it is a general partner which would constitute “Indebtedness” hereunder, any obligation to supply funds to or in any manner to invest directly or indirectly in a Person, to maintain working capital or equity capital of a Person or otherwise to maintain net worth, solvency or other financial condition of a Person, to purchase indebtedness, or to assure the owner of indebtedness against loss, including through an agreement to purchase property, securities, goods, supplies or services for the purpose of enabling the debtor to make payment of the indebtedness held by such owner or otherwise;

(i)                          all Indebtedness of another Person secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property or assets owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness or other payment obligation; and

(j)                         such Person’s pro rata share of the Indebtedness (based upon its Equity Percentage in such Unconsolidated Affiliates) of any Unconsolidated Affiliate of such Person.

“Indebtedness” shall be adjusted to remove any impact of intangibles pursuant to ASC 805, as codified by the Financial Accounting Standards Board in June of 2009, and shall be adjusted to remove (a) the impact from Asset Retirement Obligations pursuant to ASC 410, as codified by the Financial Accounting Standards Board in June of 2009, and (b) any potential impact from the exposure draft issued by the Financial Accounting Standards Board in August of 2010 related to Leases (Topic 840).

“INHAM Exemption” is defined in Section 6.2(e).

“Initial Subsidiary Guarantors” means CoreSite Real Estate 70 Innerbelt, L.L.C., a Delaware limited liability company, CoreSite Real Estate 900 N. Alameda, L.P., a Delaware limited partnership, CoreSite Real Estate 2901 Coronado, L.P., a Delaware limited partnership, CoreSite Real Estate 1656 McCarthy, L.P., a Delaware limited partnership, CoreSite Real Estate 427 S. LaSalle, L.L.C., a Delaware limited liability company, CoreSite Real Estate 2972 Stender,

L.P., a Delaware limited partnership, CoreSite Real Estate 12100 Sunrise Valley Drive L.L.C., a Delaware limited liability company, CoreSite Real Estate 2115 NW 22nd Street, L.L.C., a Delaware limited liability company, CoreSite One Wilshire, L.L.C., a Delaware limited liability company, CoreSite Real Estate 55 S. Market Street, L.L.C., a Delaware limited liability company.

“Institutional Investor” means (a) any Purchaser of a Note, (b) any holder of a Note holding (together with one or more of its affiliates) more than 10% of the aggregate principal amount of the Notes then outstanding, (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer or any other similar financial institution or entity, regardless of legal form, and (d) any Related Fund of any holder of any Note.

“Interest Expense” means for any period with respect to the Issuer and its Subsidiaries, without duplication, (a) interest (whether accrued or paid) actually payable (without duplication), excluding non-cash interest expense but including capitalized interest not funded under a construction loan, together with the interest portion of payments actually payable on Capitalized Leases, plus (b) the Issuer’s and its respective Subsidiaries’ Equity Percentage of Interest Expense of their Unconsolidated Affiliates for such period.

“Investment Grade” means a rating of “BBB-” or higher by S&P or Fitch or “Baa3” or higher by Moody’s (as applicable), or their respective equivalents for the time being, or better.

“Investment”  means, with respect to any Person, all shares of capital stock, evidences of Indebtedness and other securities issued by any other Person and owned by such Person, all loans, advances or extensions of credit to, or contributions to the capital of, any other Person, all purchases of the securities or business or integral part of the business of any other Person and commitments and options to make such purchases, all interests in real property and all other investments; provided, however, that the term “Investment” shall not include (i) equipment, inventory and other tangible personal property acquired in the ordinary course of business or (ii) current trade and customer accounts receivable for services rendered in the ordinary course of business and payable in accordance with customary trade terms.

“Issuer” is defined in the introductory paragraph of this Agreement.

“Land Assets” means land with respect to which the commencement of grading, construction of improvements (other than improvements that are not material and are temporary in nature) or infrastructure has not yet commenced and for which no such work is reasonably scheduled to commence within the following 12 months.

“lease” means leases, licenses and agreements, whether written or oral, relating to the use or occupation of space in any Building or of any Real Estate.

“Leased Assets” means Real Estate (or a portion thereof) leased by the Issuer or any Subsidiary Guarantor or a Subsidiary thereof under a lease which does not constitute a ground lease.

“Leased Asset NOI Amount” means the Adjusted Net Operating Income of each Leased Asset in the Unencumbered Asset Pool multiplied by four.

“Leased Rate” means, with respect to Real Estate at any time, the ratio, expressed as a percentage, of (a) the Net Rentable Area of such Real Estate actually leased by tenants that are not affiliated with the Issuer and paying rent at rates not materially less than rates generally prevailing at the time the applicable lease was entered into, pursuant to binding leases as to which no default has occurred and has continued unremedied for 30 or more days to (b) the aggregate Net Rentable Area of such Real Estate.

“Lien” means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or finance lease (as defined by GAAP), upon or with respect to any property or asset of such Person.

“Make-Whole Amount” is defined in Section 8.6.

“Material” means material in relation to the business, operations, affairs, financial condition, assets, properties or prospects of the Issuer and its Subsidiaries taken as a whole.

“Material Adverse Effect” means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Issuer and its Subsidiaries taken as a whole, (b) the ability of the Issuer to perform its obligations under this Agreement and the Notes, (c) the ability of any Note Guarantor to perform its obligations under its Note Guaranty or (d) the validity or enforceability of this Agreement, the Notes or any Note Guaranty.

“Maturity Date” with respect to any Note is defined in the first paragraph of such Note.

“Moody’s” means Moody’s Investors Service, Inc., or any successor.

“Most Favored Lender Notice” is defined in Section 9.10(c).

“Multiemployer Plan” means any Plan that is a “multiemployer plan” (as such term is defined in section 4001(a)(3) of ERISA).

“NAIC” means the National Association of Insurance Commissioners or any successor thereto.

“Net Offering Proceeds” means the gross cash proceeds received by the Issuer or any of its Subsidiaries or the Parent as a result of an Equity Offering, less the customary and reasonable costs, expenses and discounts paid by the Issuer or such Subsidiary or the Parent in connection therewith.

“Net Operating Income” means, for any Real Estate and for a given period, an amount equal to the sum of (a) the rents, common area reimbursements and other income for such Real

Estate for such period received in the ordinary course of business from tenants in occupancy (excluding pre-paid rents and revenues and security deposits except to the extent applied in satisfaction of tenants’ obligations for rent) minus (b) all expenses paid or accrued and related to the ownership, operation or maintenance of such Real Estate for such period, including taxes, assessments and the like, insurance, utilities, payroll costs, maintenance, repair and landscaping expenses, marketing expenses, and general and administrative expenses (excluding general overhead expenses of the Issuer and its Subsidiaries and any asset management fees), minus (c) management expenses of such Real Estate equal to 3% of the gross revenues from such Real Estate, minus (d) all rents, common area reimbursements and other income for such Real Estate received from tenants in default of obligations under their lease or with respect to leases as to which the tenant or any guarantor thereunder is subject to any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution, liquidation or similar debtor relief proceeding unless such tenant has expressly assumed its obligations under the applicable lease in such proceeding.

“Net Rentable Area” means, with respect to any Real Estate, the “Net Rentable Operating Square Footage” as defined in the Parent’s most recent Form 10-K.

“Non-Recourse Exclusions” means, with respect to any Non-Recourse Indebtedness of any Person, any usual and customary exclusions from the non-recourse limitations governing such Indebtedness, including exclusions for claims that (i) are based on fraud, intentional misrepresentation, misapplication or misappropriation of funds, gross negligence or willful misconduct, (ii) result from intentional mismanagement of or waste at the Real Property securing such Non-Recourse Indebtedness, (iii) arise from the presence of Hazardous Substances on the Real Property securing such Non-Recourse Indebtedness (whether contained in a loan agreement, promissory note, indemnity agreement or other document) or (iv) are the result of any unpaid real estate taxes and assessments (whether contained in a loan agreement, promissory note, indemnity agreement or other document).

“Non-Recourse Indebtedness” means Indebtedness of the Issuer, its Subsidiaries or an Unconsolidated Affiliate which is secured by one or more parcels of Real Estate (other than an Eligible Real Estate Asset) or interests therein or equipment and which is not a general obligation of the Issuer or such Subsidiary or Unconsolidated Affiliate, the holder of such Indebtedness having recourse solely to the parcels of Real Estate, or interests therein, securing such Indebtedness, the leases thereon and the rents, profits and equity thereof or equipment, as applicable (except for recourse against the general credit of the Issuer or its Subsidiaries or an Unconsolidated Affiliate for any Non-Recourse Exclusions), provided that in calculating the amount of Non-Recourse Indebtedness at any time, the amount of any Non-Recourse Exclusions which are the subject of a claim and action shall not be included in the Non-Recourse Indebtedness but shall constitute recourse Indebtedness.  Non-Recourse Indebtedness shall also include Indebtedness of a Subsidiary of the Issuer that is not a Subsidiary Guarantor or of an Unconsolidated Affiliate which is a special purpose entity that is recourse solely to such Subsidiary or Unconsolidated Affiliate, which is not cross-defaulted to other Indebtedness of the Issuer and the Subsidiary Guarantors and which does not constitute Indebtedness of any other Person (other than such Subsidiary or Unconsolidated Affiliate which is the obligor thereunder).

“Non-U.S. Plan” means any plan, fund or other similar program that (a) is established or maintained outside the United States of America by the Parent, the Issuer or any Subsidiary primarily for the benefit of employees of the Parent, the Issuer or one or more Subsidiaries residing outside the United States of America, which plan, fund or other similar program provides, or results in, retirement income, a deferral of income in contemplation of retirement or payments to be made upon termination of employment, and (b) is not subject to ERISA or the Code.

“Note Guarantor” means the Parent and each Subsidiary Guarantor.

“Note Guaranty” means the Parent Guaranty and each Subsidiary Guaranty.

“Notes” is defined in Section 1.

“OFAC” means the Office of Foreign Assets Control of the U.S. Department of the Treasury.

“OFAC Sanctions Program” means any economic or trade sanction that OFAC is responsible for administering and enforcing.  A list of OFAC Sanctions Programs may be found at www.treasury.gov/resource-center/sanctions/Programs/Pages/Programs.aspx.

“Off-Balance Sheet Obligations” means liabilities and obligations of the Issuer, any Subsidiary or any other Person in respect of “off-balance sheet arrangements” (as defined in the SEC Off-Balance Sheet Rules) which the Issuer would be required to disclose in the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section of the Issuer’s report on Form 10-Q or Form 10-K (or their equivalents) which the Issuer is required to file with the SEC or would be required to file if it were subject to the jurisdiction of the SEC (or any Governmental Authority substituted therefore having jurisdiction over the Issuer).  As used in this definition, the term “SEC Off-Balance Sheet Rules” means the Disclosure in Management’s Discussion and Analysis About Off-Balance Sheet Arrangements, Securities Act Release No. 33-8182, 68 Fed. Reg. 5982 (Feb. 5, 2003) (codified at 17 CFR pts. 228, 229 and 249).

“Officer’s Certificate” means, with respect to any Person, a certificate of a Senior Financial Officer or of any other officer of such Person whose responsibilities extend to the subject matter of such certificate.

“Parent” is defined in the introductory paragraph to this Agreement.

“Parent Guaranty” is defined in Section 2.2.

“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

“Person” means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, business entity or Governmental Authority.

“Plan” means an “employee benefit plan” (as defined in section 3(3) of ERISA) subject to Title I of ERISA that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Issuer or any ERISA Affiliate or with respect to which the Issuer or any ERISA Affiliate may have any liability.

“Preferred Distributions” means, for any period and without duplication, all Distributions paid, declared but not yet paid or otherwise due and payable during such period on Preferred Securities issued by the Issuer or any of its Subsidiaries or the Parent.  Preferred Distributions shall not include dividends or distributions (a) paid or payable solely in Equity Interests of identical class payable to holders of such class of Equity Interests; or (b) paid or payable to the Issuer or any of its Subsidiaries. As used in this definition, “Distribution” means any (a) dividend or other distribution, direct or indirect, on account of any Equity Interest of such Person, now or hereafter outstanding; (b) redemption, conversion, exchange, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any Equity Interest of such Person now or hereafter outstanding; and (c) payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire any Equity Interests of such Person now or hereafter outstanding.

“Preferred Securities” means, with respect to any Person, Equity Interests in such Person, which are entitled to preference or priority over any other Equity Interest in such Person in respect of the payment of dividends or distribution of assets upon liquidation, or both.

“Primary Credit Facility” means the Third Amended and Restated Credit Agreement, dated June 24, 2015, among the Parent, the Issuer, as parent borrower, certain Subsidiaries of the Issuer, as subsidiary borrowers, KeyBank National Association, as administrative agent, and the other financial institutions party thereto, as amended by that certain First Amendment thereto, dated as of February 2, 2016, that certain Second Amendment thereto, dated as of June 15, 2016, that certain Third Amendment thereto, dated as of April 19, 2017, and as further amended, replaced, restated or otherwise modified and in effect.

“Principal Credit Facility” means:

(a)           the Primary Credit Facility;

(b)           each existing credit, loan or borrowing facility or note purchase agreement (individually a “facility”) identified in Schedule 11 prior to closing, and each renewal or extension of such facility; and

(c)           any other facility (including any renewal or extension of a then existing facility) entered into on or after the date of the closing by the Parent, the Issuer or any Subsidiary in a principal amount equal to or greater than $50,000,000 (or its equivalent in any other currency), but excluding any such facility entered into solely for cash management or similar purposes in the ordinary course of business that provides a netting or cash pooling arrangement by and among the Parent, the Issuer and the Subsidiaries in respect of the Indebtedness under such facility.  If any such facility entered into after the date of the Closing provides for both a cash management netting arrangement as described above and other Indebtedness not subject to netting arrangements, the determination of whether such facility constitutes a Principal Credit Facility will be based solely upon the principal amount of such other Indebtedness.

“property” or “properties” means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

“PTE” is defined in Section 6.2(a).

“Purchaser” or “Purchasers” means each of the purchasers that has executed and delivered this Agreement to the Issuer and such Purchaser’s successors and assigns (so long as any such assignment complies with Section 13.2), provided, however, that any Purchaser of a Note that ceases to be the registered holder or a beneficial owner (through a nominee) of such Note as the result of a transfer thereof pursuant to Section 13.2 shall cease to be included within the meaning of “Purchaser” of such Note for the purposes of this Agreement upon such transfer.

“Purchaser Schedule” means the Purchaser Schedule to this Agreement listing the Purchasers of the Notes and including their notice and payment information.

“Qualified Institutional Buyer” means any Person who is a “qualified institutional buyer” within the meaning of such term as set forth in Rule 144A(a)(1) under the Securities Act.

“QPAM Exemption” is defined in Section 6.2(d).

“Rating Agency” means S&P, Fitch or Moody’s or any of their respective rating agency subsidiaries and their successors.

“Rating Downgrade” shall be deemed to have occurred if the rating assigned to the Notes by any Rating Agency (whether provided at the invitation of the Parent or the Issuer or of its own volition), which is current immediately before the time the Change of Control, (i) if Investment Grade, is either lowered by such Rating Agency such that it is no longer Investment Grade or withdrawn and not replaced by (or another existing rating is not reaffirmed with) an Investment Grade rating of another Rating Agency or, (ii) if below Investment Grade, is not raised to Investment Grade by such Rating Agency or withdrawn and not replaced by (or another existing rating is not reaffirmed with) an Investment Grade rating of another Rating Agency.

“Real Estate” means all real property at any time owned or leased (as lessee or sublessee) by the Issuer, any Subsidiary Guarantor or any of their respective Subsidiaries, including the Eligible Real Estate Assets.

“Recourse Indebtedness” means, as of any date of determination, any Indebtedness (whether secured or unsecured) which is recourse to the Issuer or any of its Subsidiaries.  Recourse Indebtedness shall not include Non-Recourse Indebtedness.

“Related Fund” means, with respect to any holder of any Note, any fund or entity that (a) invests in Securities or bank loans, and (b) is advised or managed by such holder, the same investment advisor as such holder or by an affiliate of such holder or such investment advisor.

“Required Holders” means at any time on or after the Closing, the holders of more than 50% in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by the Issuer or any of its Affiliates).

“Responsible Officer” means, with respect to any Person, any Senior Financial Officer and any other officer of such Person with responsibility for the administration of the relevant portion of this Agreement.

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Company, or its successors or assigns.

“SEC” means the U.S. Securities and Exchange Commission, or any successor thereto.

“Secured Indebtedness” means, with respect the Issuer and the Subsidiary Guarantors or any of their Subsidiaries as of any given date, the aggregate principal amount of all Indebtedness of such Persons on a consolidated basis outstanding at such date and that is secured in any manner by any Lien.

“Securities” or “Security” shall have the meaning specified in section 2(a)(1) of the Securities Act.

“Securities Act” means the Securities Act of 1933 and the rules and regulations promulgated thereunder from time to time in effect.

“Senior Financial Officer” means, with respect to any Person, the chief financial officer, principal accounting officer, treasurer or comptroller of such Person.

“Significant Subsidiary” means at any time any Subsidiary that would at such time constitute a “significant subsidiary” (as such term is defined in Regulation S-X of the SEC as in effect on the date of the Closing) of the Issuer; provided that each Subsidiary Guarantor shall be deemed to be a “Significant Subsidiary.”

“Solvent” means, when used with respect to any Person, that (a) the fair value and the fair salable value of its assets (excluding any Indebtedness due from any Affiliate of such Person) are each in excess of the fair valuation of its total liabilities (including all contingent liabilities computed at the amount which, in light of all facts and circumstances existing at such time, represents the amount that could reasonably be expected to become an actual and matured liability); (b) such Person is able to pay its debts or other obligations in the ordinary course as they mature; and (c) such Person has capital not unreasonably small to carry on its business and all business in which it proposes to be engaged.

“Source” is defined in Section 6.2.

“Specified Restricted Cash and Cash Equivalents” means as of any date of determination, the sum of (a) the aggregate amount of cash and (b) the aggregate amount of Cash Equivalents (valued at fair market value), where the specified asset is subject to an escrow, reserve, Lien or claim in favor of a Person solely with respect to, and associated with, Indebtedness not prohibited hereunder.

“Stabilized Property” means a completed project that has achieved a Leased Rate of at least 75%, provided that a Development Property on which all improvements related to the development of such Real Estate have been substantially completed (excluding tenant improvements) for at least 18 months shall constitute a Stabilized Property.  Additionally, any Development Property which has a Capitalized Value exceeding or equal to its undepreciated GAAP book value shall constitute a Stabilized Property.  Once a project becomes a Stabilized Property, it shall remain a Stabilized Property.

“State Sanctions List” means a list that is adopted by any state Governmental Authority within the United States of America pertaining to Persons that engage in investment or other commercial activities in Iran or any other country that is a target of economic sanctions imposed under U.S. Economic Sanctions Laws.

“Subsidiary” means, as to any Person, any other Person in which such first Person or one or more of its Subsidiaries or such first Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such second Person, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such first Person or one or more of its Subsidiaries or such first Person and one or more of its Subsidiaries (unless such partnership or joint venture can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries).  Unless the context otherwise clearly requires, any reference to a “Subsidiary” is a reference to a Subsidiary of the Issuer.

“Subsidiary Guarantor” means each Initial Subsidiary Guarantor and any Subsidiary that has executed and delivered a Subsidiary Guaranty pursuant to Section 9.8.

“Subsidiary Guaranty” is defined in Section 2.3.

“Substitute Purchaser” is defined in Section 21.

“SVO” means the Securities Valuation Office of the NAIC or any successor to such Office.

“The Carlyle Group” means, collectively, Carlyle Realty Partners III, L.P., Carlyle Realty Partners IV, L.P. and Carlyle Realty Partners V, L.P., and each of their respective Affiliates (other than their respective portfolio companies).

“Unconsolidated Affiliate” means, in respect of any Person, any other Person in whom such Person holds an Investment, (a) whose financial results would not be consolidated under

GAAP with the financial results of such first Person on the consolidated financial statements of such first Person, or (b) which is not a Subsidiary of such first Person.

“Unencumbered Asset Pool” means all of the Eligible Real Estate Assets owned by the Issuer or a Subsidiary Guarantor for which:

(a)        such assets (and the income therefrom and proceeds thereof) are not subject to any Liens securing Indebtedness (other than Indebtedness owing to the Issuer or a Subsidiary Guarantor);

(b)        the Equity Interests of each Person that directly owns or ground leases an interest in such assets (the “Direct Owner”), and those of each Subsidiary of the Issuer that directly or indirectly owns any Equity Interests of each Direct Owner (each an “Indirect Owner”), are not junior in any manner to any other class of Equity Interests in such Person or subject to any Liens securing Indebtedness (other than Indebtedness owing to the Issuer or a Subsidiary Guarantor); and

(c)        no Direct Owner or Indirect Owner of such assets shall have any Indebtedness (other than (i) the obligations under the Notes or a Guaranty, (ii) the “Obligations” under the Primary Credit Facility, (iii) obligations in respect of other unsecured Indebtedness permitted under this Agreement, and (iv) obligations under Indebtedness owing to the Issuer or a Subsidiary Guarantor).

“Unencumbered Asset Pool Availability” means the amount which is the least of (a) the maximum principal amount which would not cause Unsecured Indebtedness to be greater than the Unencumbered Asset Pool Value, and (b) the aggregate of (i) the maximum principal amount which would not cause the Consolidated Unsecured Indebtedness Yield to be less than 14%, plus (ii) the Leased Asset NOI Amount; provided further that the Unencumbered Asset Pool Availability resulting from Eligible Real Estate Assets which are ground leases and/or Leased Assets shall not at any time exceed 30% of the Unencumbered Asset Pool Availability.

“Unencumbered Asset Pool Value” means the aggregate of (a) 0.60 multiplied by the Capitalized Value of the Unencumbered Asset Pool (excluding the Leased Assets), plus (b) the Leased Asset NOI Amount.

“United States Person” has the meaning set forth in section 7701(a)(30) of the Code.

“Unrestricted Cash and Cash Equivalents” means, as of any date of determination, the sum of (a) the aggregate amount of Unrestricted cash and (b) the aggregate amount of Unrestricted Cash Equivalents (valued at fair market value).  As used in this definition, “Unrestricted” means the specified asset is not subject to any escrow, reserves or Liens or claims of any kind in favor of any Person.

“Unsecured Indebtedness” means Indebtedness of the Issuer and the Subsidiary Guarantors and their respective Subsidiaries outstanding at any time which is not Secured Indebtedness.

“U.S. Economic Sanctions Laws” means those laws, executive orders, enabling legislation or regulations administered and enforced by the United States of America pursuant to which economic sanctions have been imposed on any Person, entity, organization, country or regime, including the Trading with the Enemy Act, the International Emergency Economic Powers Act, the Iran Sanctions Act, the Sudan Accountability and Divestment Act and any other OFAC Sanctions Program.

“USA PATRIOT Act” means U.S. Public Law 107-56, Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“Wholly Owned Subsidiary” means, at any time, any Subsidiary all of the Equity Interests (except directors’ qualifying shares) and voting interests of which are owned by any one or more of the Issuer and the Issuer’s other Wholly Owned Subsidiaries at such time.

“Wilshire Property” means the premises leased by CoreSite One Wilshire, L.L.C. (f/k/a CRG West One Wilshire, L.L.C.) in the building located at 624 S. Grand Avenue, Los Angeles, California pursuant to that certain lease dated August 1, 2007 entered into between CRG West One Wilshire, L.L.C. as tenant and Hines Reit One Wilshire LP as landlord and its permitted successors and assigns.

[FORM OF NOTE]

CORESITE, L.P.

3.91% SENIOR NOTE DUE APRIL 20, 2024

No. [ ]	[Date]
$[ ]	PPN 21871@ AB6

FOR VALUE RECEIVED, the undersigned, CoreSite, L.P., a Delaware limited partnership (herein called the “Issuer”), hereby promises to pay to [            ], or registered assigns, the principal sum of [                     ] DOLLARS (or so much thereof as shall not have been prepaid) on April 20, 2024 (the “Maturity Date”), with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 3.91% per annum from the date hereof, payable semiannually, on the 15th day of June and December in each year, commencing with the June 15 or December 15 next succeeding the date hereof (or, in the case of Notes issued on or before June 15, 2017, December 15, 2017), and on the Maturity Date, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, (x) on any overdue payment of interest and (y) during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the greater of (i) 5.91% or (ii) 2.00% over the rate of interest publicly announced by Citibank, N.A. from time to time in New York, New York as its “base” or “prime” rate, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at Citibank, N.A. or at such other place as the Issuer shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of the Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated April 20, 2017 (as from time to time amended, the “Note Purchase Agreement”), among the Issuer, CoreSite Realty Corporation, a Maryland corporation, and the respective Purchasers named therein and is entitled to the benefits thereof.  Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representation set forth in Section 6.2 of the Note Purchase Agreement.  Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of,

SCHEDULE 1
(to Note Purchase Agreement)

the transferee.  Prior to due presentment for registration of transfer, the Issuer may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Issuer will not be affected by any notice to the contrary.

This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Issuer and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

CORESITE, L.P.
by its general partner,
CoreSite Realty Corporation

By
Jeffrey S. Finnin
Chief Financial Officer

1-2

EXECUTION VERSION

SUBSIDIARY GUARANTY AGREEMENT

Dated as of April 20, 2017

relating to

$175,000,000 3.91% SENIOR NOTES DUE APRIL 20, 2024

of

CORESITE, L.P.

SCHEDULE 2.3

(to Note Purchase Agreement)

i

EXHIBIT A	—	Form of Guarantor Supplement

ii

SUBSIDIARY GUARANTY AGREEMENT

THIS SUBSIDIARY GUARANTY AGREEMENT, dated as of April 20, 2017 (this “Guaranty Agreement”), is made by each of the undersigned (each an “Initial Subsidiary Guarantor” and, together with each of the other signatories hereto, the “Initial Subsidiary Guarantors” and, together with any other entities from time to time party hereto pursuant to Section 15.1 hereof, the “Guarantors”) in favor of the Purchasers (as defined below) and the other holders from time to time of the Notes (as defined below).  The Purchasers and such other holders are herein collectively called the “holders” and individually a “holder.”

PRELIMINARY STATEMENTS:

I.                    Each of CoreSite, L.P., a Delaware limited partnership (the “Issuer”), and CoreSite Realty Corporation, a Maryland corporation (the “Parent”), is entering into a Note Purchase Agreement dated April 20, 2017 (as amended, modified, supplemented or restated from time to time, the “Note Purchase Agreement”) with the Persons listed on the signature pages thereto (the “Purchasers”) simultaneously with the delivery of this Guaranty Agreement.  Capitalized terms used herein have the meanings specified in the Note Purchase Agreement unless otherwise defined herein.

II.                    The Issuer has authorized the issuance of, and proposes to issue and sell pursuant to the Note Purchase Agreement, $175,000,000 aggregate principal amount of its 3.91% Senior Notes due April 20, 2024 (the “Initial Notes”).  The Initial Notes and any other Notes that may from time to time be issued pursuant to the Note Purchase Agreement (including any notes issued in substitution for any of the Notes) are herein collectively called the “Notes” and each individually a “Note.”

III.                   It is a condition to the purchase of the Notes under the Note Purchase Agreement that this Guaranty Agreement shall have been executed and delivered by each Initial Subsidiary Guarantor and shall be in full force and effect.

IV.                     Each Guarantor will receive direct and/or indirect benefits from the financing arrangements contemplated by the Note Purchase Agreement.  The governing body of each Guarantor has determined that the incurrence of such obligations is in the best interests of such Guarantor.

NOW THEREFORE, in order to induce, and in consideration of, the execution and delivery of the Note Purchase Agreement and the purchase of the Notes by each of the Purchasers, each Guarantor hereby covenants and agrees with, and represents and warrants to each of the holders as follows:

SECTION 1.                                          GUARANTY.

Each Guarantor hereby irrevocably, unconditionally and jointly and severally with the other Guarantors guarantees to each holder the due and punctual payment in full of (a) the principal of, Make-Whole Amount, if any, and interest on (including, without limitation, interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), and any other amounts due under, the Notes when and as the same shall become due and payable (whether at stated maturity or by required or optional prepayment or by acceleration or otherwise) and (b) any other sums which may become due under the terms and provisions of the Notes or the Note Purchase Agreement (all such obligations described in clauses (a) and (b) above are herein called the “Guaranteed Obligations”).  The guaranty in the preceding sentence is an absolute, present and continuing guaranty of payment and not of collectibility and is in no way conditional or contingent upon any attempt to collect from the Issuer or any other guarantor of the Notes (including, without limitation, any other Guarantor hereunder) or upon any other action, occurrence or circumstance whatsoever.  In the event that the Issuer shall fail so to pay any of such Guaranteed Obligations when due, each Guarantor agrees to pay the same when due to the holders entitled thereto, without demand, presentment, protest or notice of any kind, in lawful money of the United States of America, pursuant to the requirements for payment specified in the Notes and the Note Purchase Agreement.  Each default in payment of any of the Guaranteed Obligations shall give rise to a separate cause of action hereunder and separate suits may be brought hereunder as each cause of action arises.  Each Guarantor agrees that the Notes issued in connection with the Note Purchase Agreement may (but need not) make reference to this Guaranty Agreement.

Each Guarantor agrees to pay and to indemnify and save each holder harmless from and against any loss, cost or expense (including attorneys’ fees) which such holder may incur as a result of (x) any breach by such Guarantor, by any other Guarantor or by the Issuer or the Parent of any warranty, covenant, term or condition in, or the occurrence of any default under, this Guaranty Agreement, the Notes or the Note Purchase Agreement, together with all expenses resulting from the compromise or defense of any claims or liabilities arising as a result of any such breach or default, (y) any legal action commenced to challenge the validity or enforceability of this Guaranty Agreement, the Notes or the Note Purchase Agreement and (z) enforcing or defending (or determining whether or how to enforce or defend) the provisions of this Guaranty Agreement; provided that the foregoing indemnity obligations shall not expand the scope of the Guaranteed Obligations hereunder; provided further that, for the avoidance of doubt, the scope of costs and expenses covered by this sentence shall be no more than the costs and expenses reimbursable under the Note Purchase Agreement.

Each Guarantor hereby acknowledges and agrees that such Guarantor’s liability hereunder is joint and several with each other Guarantor and any other Person(s) who may guarantee the obligations and Indebtedness under and in respect of the Notes and the Note Purchase Agreement.

Notwithstanding the foregoing provisions or any other provision of this Guaranty Agreement, if at any time the Guaranteed Obligations exceed the Maximum Guaranteed Amount determined as

2

of such time with regard to such Guarantor, then this Guaranty Agreement shall be automatically amended to reduce the Guaranteed Obligations of such Guarantor to the Maximum Guaranteed Amount.  Such amendment shall not require the written consent of any Guarantor or any holder and shall be deemed to have been automatically consented to by each Guarantor and each holder.  Each Guarantor agrees that the Guaranteed Obligations may at any time exceed the Maximum Guaranteed Amount without affecting or impairing the obligation of such Guarantor.  “Maximum Guaranteed Amount” means as of the date of determination with respect to a Guarantor, the lesser of (a) the amount of the Guaranteed Obligations outstanding on such date and (b) the maximum amount that would not render such Guarantor’s liability under this Guaranty Agreement subject to avoidance under Section 548 of the United States Bankruptcy Code (or any successor provision) or any comparable provision of applicable state law.

SECTION 2.                                          OBLIGATIONS ABSOLUTE.

The obligations of each Guarantor hereunder shall be primary, absolute, irrevocable and unconditional, irrespective of the validity or enforceability of the Notes or the Note Purchase Agreement, shall not be subject to any counterclaim, setoff, deduction or defense based upon any claim such Guarantor may have against the Issuer or any holder or otherwise, and shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected by, any circumstance or condition whatsoever (whether or not such Guarantor shall have any knowledge or notice thereof), including, without limitation: (a) any amendment to, modification of, supplement to or restatement of the Notes or the Note Purchase Agreement (it being agreed that the obligations of each Guarantor hereunder shall apply to the Notes and the Note Purchase Agreement as so amended, modified, supplemented or restated) or any assignment or transfer of any thereof or of any interest therein, or any furnishing, acceptance or release of any security for the Notes or the addition, substitution or release of any other Guarantor or any other Person primarily or secondarily liable in respect of the Guaranteed Obligations; (b) any waiver, consent, extension, indulgence or other action or inaction under or in respect of the Notes or the Note Purchase Agreement; (c) any bankruptcy, insolvency, arrangement, reorganization, readjustment, composition, liquidation or similar proceeding with respect to the Issuer or its property; (d) any merger, amalgamation or consolidation of any Guarantor or of the Issuer into or with any other Person or any sale, lease or transfer of any or all of the assets of any Guarantor or of the Issuer to any Person; (e) any failure on the part of the Issuer for any reason to comply with or perform any of the terms of any other agreement with any Guarantor; (f) any failure on the part of any holder to obtain, maintain, register or otherwise perfect any security; or (g) any other event or circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor (whether or not similar to the foregoing), and in any event however material or prejudicial it may be to any Guarantor or to any subrogation, contribution or reimbursement rights any Guarantor may otherwise have.  Each Guarantor covenants that its obligations hereunder will not be discharged except by indefeasible payment in full in cash of all of the Guaranteed Obligations and all other obligations hereunder.

SECTION 3.                                          WAIVER.

Each Guarantor unconditionally waives to the fullest extent permitted by law, (a) notice of acceptance hereof, of any action taken or omitted in reliance hereon and of any default by the

3

Issuer in the payment of any amounts due under the Notes or the Note Purchase Agreement, and of any of the matters referred to in Section 2 hereof; (b) all notices which may be required by statute, rule of law or otherwise to preserve any of the rights of any holder against such Guarantor, including, without limitation, presentment to or demand for payment from the Issuer, the Parent or any Guarantor with respect to any Note, notice to the Issuer, the Parent or to any Guarantor of default or protest for nonpayment or dishonor and the filing of claims with a court in the event of the bankruptcy of the Issuer; (c) any right to require any holder to enforce, assert or exercise any right, power or remedy including, without limitation, any right, power or remedy conferred in the Note Purchase Agreement or the Notes; (d) any requirement for diligence on the part of any holder; and (e) any other act or omission or thing or delay in doing any other act or thing which might in any manner or to any extent vary the risk of such Guarantor or otherwise operate as a discharge of such Guarantor or in any manner lessen the obligations of such Guarantor hereunder other than the indefeasible payment in full in cash of the Guaranteed Obligations.

SECTION 4.                                          OBLIGATIONS UNIMPAIRED.

Each Guarantor authorizes the holders, without notice or demand to such Guarantor or any other Guarantor and without affecting its obligations hereunder, from time to time, in each case in accordance with the terms of the Notes and the Note Purchase Agreement: (a) to renew, compromise, extend, accelerate or otherwise change the time for payment of, all or any part of the Notes or the Note Purchase Agreement; (b) to change any of the representations, covenants, events of default or any other terms or conditions of or pertaining to the Notes or the Note Purchase Agreement, including, without limitation, decreases or increases in amounts of principal, rates of interest, the Make-Whole Amount or any other obligation; (c) to take and hold security for the payment of the Notes or the Note Purchase Agreement, for the performance of this Guaranty Agreement or otherwise for the Indebtedness guaranteed hereby and to exchange, enforce, waive, subordinate and release any such security; (d) to apply any such security and to direct the order or manner of sale thereof as the holders in their sole discretion may determine; (e) to obtain additional or substitute endorsers or guarantors or release any other Guarantor or any other Person primarily or secondarily liable in respect of the Guaranteed Obligations; (f) to exercise or refrain from exercising any rights against the Issuer, any Guarantor or any other Person; and (g) to apply any sums, by whomsoever paid or however realized, to the payment of the Guaranteed Obligations and all other obligations owed hereunder.  The holders shall have no obligation to proceed against any additional or substitute endorsers or guarantors or to pursue or exhaust any security provided by the Issuer, such Guarantor or any other Guarantor or any other Person or to pursue any other remedy available to the holders.

If an event permitting the acceleration of the maturity of the principal amount of any Notes shall exist and such acceleration shall at such time be prevented or the right of any holder to receive any payment on account of the Guaranteed Obligations shall at such time be delayed or otherwise affected by reason of the pendency against the Issuer, any Guarantor or any other guarantors of a case or proceeding under a bankruptcy or insolvency law, such Guarantor agrees that, for purposes of this Guaranty Agreement and its obligations hereunder, the maturity of such principal amount shall be deemed to have been accelerated with the same effect as if the holder

4

thereof had accelerated the same in accordance with the terms of the Note Purchase Agreement, and such Guarantor shall forthwith pay such accelerated Guaranteed Obligations.

SECTION 5.                                          SUBROGATION AND SUBORDINATION.

(a)                    Each Guarantor will not exercise any rights which it may have acquired by way of subrogation under this Guaranty Agreement, by any payment made hereunder or otherwise, or accept any payment on account of such subrogation rights, or any rights of reimbursement, contribution or indemnity or any rights or recourse to any security for the Notes or this Guaranty Agreement unless and until all of the Guaranteed Obligations shall have been indefeasibly paid in full in cash.

(b)                     Each Guarantor hereby subordinates the payment of all Indebtedness and other obligations of the Issuer or any other guarantor of the Guaranteed Obligations owing to such Guarantor, whether now existing or hereafter arising, including, without limitation, all rights and claims described in clause (a) of this Section 5, to the indefeasible payment in full in cash of all of the Guaranteed Obligations.  If the Required Holders so request in accordance with the terms of the Notes and the Note Purchase Agreement, any such Indebtedness or other obligations shall be enforced and performance received by such Guarantor as trustee for the holders and the proceeds thereof shall be paid over to the holders promptly, in the form received (together with any necessary endorsements) to be applied to the Guaranteed Obligations, whether matured or unmatured, as may be directed by the Required Holders, but without reducing or affecting in any manner the liability of any Guarantor under this Guaranty Agreement.

(c)                     If any amount or other payment is made to or accepted by any Guarantor in violation of any of the preceding clauses (a) and (b) of this Section 5, such amount shall be deemed to have been paid to such Guarantor for the benefit of, and held in trust for the benefit of, the holders and shall be paid over to the holders promptly, in the form received (together with any necessary endorsements) to be applied to the Guaranteed Obligations, whether matured or unmatured, as may be directed by the Required Holders in accordance with the Notes and the Note Purchase Agreement, but without reducing or affecting in any manner the liability of such Guarantor under this Guaranty Agreement.

(d)                     Each Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Note Purchase Agreement and that its agreements set forth in this Guaranty Agreement (including this Section 5) are knowingly made in contemplation of such benefits.

(e)                     Each Guarantor hereby agrees that, to the extent that a Guarantor shall have paid an amount hereunder to any holder that is greater than the net value of the benefits received, directly or indirectly, by such paying Guarantor as a result of the issuance and sale of the Notes (such net value, its “Proportionate Share”), such paying Guarantor shall, subject to Section 5(a) and 5(b), be entitled to contribution from any Guarantor that has not paid its Proportionate Share of the Guaranteed Obligations.  Any amount payable as a contribution under this Section 5(e) shall be determined as of the date on which the related payment is made by such Guarantor seeking contribution and each Guarantor acknowledges that the right to contribution hereunder shall

5

constitute an asset of such Guarantor to which such contribution is owed.  Notwithstanding the foregoing, the provisions of this Section 5(e) shall in no respect limit the obligations and liabilities of any Guarantor to the holders of the Notes hereunder or under the Notes, the Note Purchase Agreement or any other document, instrument or agreement executed in connection therewith, and each Guarantor shall remain jointly and severally liable for the full payment of the Guaranteed Obligations.

SECTION 6.                                          REINSTATEMENT OF GUARANTY.

This Guaranty Agreement shall continue to be effective, or be reinstated, as the case may be, if and to the extent at any time payment, in whole or in part, of any of the sums due to any holder on account of the Guaranteed Obligations is rescinded or must otherwise be restored or returned by a holder upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Issuer or any other guarantors, or upon or as a result of the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to the Issuer or any other guarantors or any part of its or their property, or otherwise, all as though such payments had not been made.

SECTION 7.                                          [RESERVED].

SECTION 8.                                          [RESERVED].

SECTION 9.                                          REPRESENTATIONS AND WARRANTIES OF EACH GUARANTOR.

Each Guarantor represents and warrants to each holder as follows:

Section 9.1.                                Organization; Power and Authority.  Such Guarantor is a corporation, limited liability company, limited partnership or other legal entity, as the case may be, duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation, limited liability company, limited partnership or other legal entity, as the case may be, and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  Such Guarantor has the corporate, limited liability company, limited partnership or other legal entity power and authority, as the case may be, to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Guaranty Agreement and to perform the provisions hereof.

Section 9.2.                                Authorization, Etc.  This Guaranty Agreement has been duly authorized by all necessary corporate, limited liability company, limited partnership or other legal entity  action, as the case may be, on the part of such Guarantor, and this Guaranty Agreement constitutes a legal, valid and binding obligation of such Guarantor enforceable against such Guarantor in accordance with its terms, except as such enforceability may be limited by the Enforceability Exceptions.

6

Section 9.3.                                Compliance with Laws, Other Instruments, Etc.  The execution, delivery and performance by such Guarantor of this Guaranty Agreement will not (a) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of such Guarantor under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, organizational documents or any other agreement or instrument to which such Guarantor is bound or by which such Guarantor or any of its respective properties may be bound or affected; (b) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority applicable to such Guarantor or any of its Subsidiaries; or (c) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to such Guarantor.

Section 9.4.                                Governmental Authorizations, Etc.  No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by such Guarantor of this Guaranty Agreement, except for consents, approvals, authorizations, registrations, filings and declarations which have been duly obtained, taken, given or made and are in full force and effect.

Section 9.5.                                Guaranties Rank Pari Passu.  The payment obligations of each Guarantor under this Guaranty Agreement will rank at least pari passu in right of payment with all other unsecured and unsubordinated Indebtedness (actual or contingent) of such Guarantor, including, without limitation, all Unsecured Indebtedness of such Guarantor described on Schedule 5.15 to the Note Purchase Agreement, which is not therein designated as subordinated Indebtedness.

Section 9.6.                                Solvency.  Upon the execution and delivery hereof, such Guarantor will be Solvent.

Section 9.7.                                No Bankruptcy Filing.  Such Guarantor is not contemplating either the filing of a petition by it under any state or federal bankruptcy or insolvency laws or the liquidation of its assets or property, and such Guarantor has no knowledge of any Person contemplating the filing of any such petition against it.

SECTION 10.                                   [RESERVED].

SECTION 11.                                   TERM OF GUARANTY AGREEMENT.

Except as provided in Section 9.8 of the Note Purchase Agreement, this Guaranty Agreement and all guarantees, covenants and agreements of each Guarantor contained herein shall continue in full force and effect and shall not be discharged until such time as all of the Guaranteed Obligations and all other obligations hereunder shall be indefeasibly paid in full in cash and shall be subject to reinstatement pursuant to Section 6.

7

SECTION 12.                                   SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

All representations and warranties contained herein shall survive the execution and delivery of this Guaranty Agreement and may be relied upon by any subsequent holder, regardless of any investigation made at any time by or on behalf of any Purchaser or any other holder.  All statements contained in any certificate or other instrument delivered by or on behalf of a Guarantor pursuant to this Guaranty Agreement shall be deemed representations and warranties of such Guarantor under this Guaranty Agreement.  Subject to the preceding sentence, this Guaranty Agreement embodies the entire agreement and understanding between each holder and the Guarantors and supersedes all prior agreements and understandings relating to the subject matter hereof.

SECTION 13.                                   AMENDMENT AND WAIVER.

Section 13.1.                     Requirements.  Except as otherwise provided in the fourth paragraph of Section 1 of this Guaranty Agreement, this Guaranty Agreement may be amended, and the observance of any term hereof may be waived (either retroactively or prospectively), with (and only with) the written consent of each Guarantor and the Required Holders, except that no amendment or waiver of any of the provisions of Sections 1 through 6 or 11 or 13 hereof (except to the extent provided in the fourth paragraph of Section 1 or Section 11 of this Guaranty Agreement) or any defined term as used therein will be effective as to any holder unless consented to by such holder in writing.

Section 13.2.                     Solicitation of Holders of Notes.

(a)                    Solicitation.  Each Guarantor will provide each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof.  Each Guarantor will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 13.2 to each holder promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

(b)                     Payment.  The Guarantors will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security or provide other credit support, to any holder as consideration for or as an inducement to the entering into by any holder of any waiver or amendment of any of the terms and provisions hereof unless such remuneration is concurrently paid, or security is concurrently granted or other credit support concurrently provided, on the same terms, ratably to each holder even if such holder did not consent to such waiver or amendment.

(c)                     Consent in Contemplation of Transfer.  Any consent given pursuant to this Section 13 by a holder that has transferred or has agreed to transfer its Note to (i) the Parent, (ii) the Issuer, (iii) any Subsidiary or any other Affiliate or (iv) any other Person in connection with, or in anticipation of, such other Person acquiring, making a tender offer for or merging with the

8

Issuer and/or any of its Affiliates, in each case in connection with such consent, shall be void and of no force or effect except solely as to such holder, and any amendments effected or waivers granted or to be effected or granted that would not have been or would not be so effected or granted but for such consent (and the consents of all other holders of Notes that were acquired under the same or similar conditions) shall be void and of no force or effect except solely as to such holder.

Section 13.3.                     Binding Effect, Etc.  Any amendment or waiver consented to as provided in this Section 13 applies equally to all holders and is binding upon them and upon each future holder and upon each Guarantor without regard to whether any Note has been marked to indicate such amendment or waiver.  No such amendment or waiver will extend to or affect any obligation, covenant or agreement not expressly amended or waived or impair any right consequent thereon.  No course of dealing between a Guarantor and any holder nor any delay in exercising any rights hereunder shall operate as a waiver of any rights of any holder.

Section 13.4.                     Notes Held by Issuer, Etc.  Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Guaranty Agreement, or have directed the taking of any action provided herein to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Parent, the Issuer or any Affiliate shall be deemed not to be outstanding.

SECTION 14.                                   NOTICES.

All notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), (b) by registered or certified mail with return receipt requested (postage prepaid) or (c) by a recognized overnight delivery service (with charges prepaid).  Any such notice must be sent:

(a)                        if to any Guarantor, to the Issuer at its address set forth in the Note Purchase Agreement, or such other address as such Guarantor shall have specified to the holders in writing, or

(b)                         if to any holder, to such holder at the addresses specified for such communications set forth in the Purchaser Schedule to the Note Purchase Agreement, or such other address as such holder shall have specified to the Guarantors in writing.

SECTION 15.                                   MISCELLANEOUS.

Section 15.1.                     Successors and Assigns; Joinder.  All covenants and other agreements contained in this Guaranty Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns whether so expressed or not.  It is agreed and understood that any Person may become a Guarantor hereunder by executing a Guarantor Supplement substantially in the form of Exhibit A attached hereto and delivering the same to the

9

holders.  Any such Person shall thereafter be a “Guarantor” for all purposes under this Guaranty Agreement.

Section 15.2.                     Severability.  Any provision of this Guaranty Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

Section 15.3.                     Construction, Etc.  Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such express contrary provision) be deemed to excuse compliance with any other covenant.  Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

The section and subsection headings in this Guaranty Agreement are for convenience of reference only and shall neither be deemed to be a part of this Guaranty Agreement nor modify, define, expand or limit any of the terms or provisions hereof.  All references herein to numbered sections, unless otherwise indicated, are to sections of this Guaranty Agreement.  Words and definitions in the singular shall be read and construed as though in the plural and vice versa, and words in the masculine, neuter or feminine gender shall be read and construed as though in either of the other genders where the context so requires.

Section 15.4.                     Further Assurances.  Each Guarantor agrees to execute and deliver all such instruments and take all such action as the Required Holders may from time to time reasonably request in accordance with the terms of the Notes and the Note Purchase Agreement in order to effectuate fully the purposes of this Guaranty Agreement.

Section 15.5.                     Governing Law.  This Guaranty Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York, excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

Section 15.6.                     Jurisdiction and Process; Waiver of Jury Trial.  (a) Each Guarantor irrevocably submits to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Guaranty Agreement.  To the fullest extent permitted by applicable law, each Guarantor irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

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(b)                     Each Guarantor consents to process being served by or on behalf of any holder in any suit, action or proceeding of the nature referred to in Section 15.6(a) by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, return receipt requested, to it at its address specified in Section 14 or at such other address of which such holder shall then have been notified pursuant to Section 14.  Each Guarantor agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it.  Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.

(c)                     Nothing in this Section 15.6 shall affect the right of any holder to serve process in any manner permitted by law, or limit any right that the holders may have to bring proceedings against any Guarantor in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

(d)                     THE GUARANTORS AND THE HOLDERS HEREBY WAIVE TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS GUARANTY AGREEMENT OR OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH.

Section 15.7.                     Reproduction of Documents; Execution.  This Guaranty Agreement may be reproduced by any holder by any photographic, photo static, electronic, digital, or other similar process and such holder may destroy any original document so reproduced.  Each Guarantor agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such holder in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.  This Section 15.7 shall not prohibit any Guarantor or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.  A facsimile or electronic transmission of the signature page of a Guarantor shall be as effective as delivery of a manually executed counterpart hereof and shall be admissible into evidence for all purposes.

*    *    *    *    *

11

IN WITNESS WHEREOF, each Initial Subsidiary Guarantor has caused this Guaranty Agreement to be duly executed and delivered as of the date and year first above written.

CORESITE ONE WILSHIRE, L.L.C., a Delaware limited liability company

By:
	Name:	Jeffrey S. Finnin
	Title:	Chief Financial Officer

CORESITE REAL ESTATE 55 S. MARKET STREET, L.L.C., a Delaware limited liability company

By:
	Name:	Jeffrey S. Finnin
	Title:	Chief Financial Officer

CORESITE REAL ESTATE 70 INNERBELT, L.L.C., a Delaware limited liability company

By:
	Name:	Jeffrey S. Finnin
	Title:	Chief Financial Officer

CORESITE REAL ESTATE 427 S. LASALLE, L.L.C., a Delaware limited liability company

By:
	Name:	Jeffrey S. Finnin
	Title:	Chief Financial Officer

[Signature Page to Subsidiary Guaranty Agreement]

CORESITE REAL ESTATE 900 N. ALAMEDA, L.P., a Delaware limited partnership

By:	CORESITE REAL ESTATE 900 N. ALAMEDA GP, L.L.C., a Delaware limited liability company, its general partner

By:
	Name:	Jeffrey S. Finnin
	Title:	Chief Financial Officer

CORESITE REAL ESTATE 1656 MCCARTHY, L.P., a Delaware limited partnership

By:	CORESITE REAL ESTATE 1656 MCCARTHY GP, L.L.C., a Delaware limited liability company, its general partner

By:
	Name:	Jeffrey S. Finnin
	Title:	Chief Financial Officer

CORESITE REAL ESTATE 2115 NW 22ND STREET, L.L.C., a Delaware limited liability company

By:
	Name:	Jeffrey S. Finnin
	Title:	Chief Financial Officer

CORESITE REAL ESTATE 2901 CORONADO, L.P., a Delaware limited partnership

By:	CORESITE REAL ESTATE 2901 CORONADO GP, L.L.C., a Delaware limited liability company, its general partner

By:
	Name:	Jeffrey S. Finnin
	Title:	Chief Financial Officer

[Signature Page to Subsidiary Guaranty Agreement]

CORESITE REAL ESTATE 2972 STENDER L.P., a Delaware limited partnership,

By:	CORESITE REAL ESTATE 2972 STENDER GP, L.L.C., a Delaware limited liability company, its general partner

By:
	Name:	Jeffrey S. Finnin
	Title:	Chief Financial Officer

CORESITE REAL ESTATE 12100 SUNRISE VALLEY DRIVE L.L.C., a Delaware limited liability company

By:
	Name:	Jeffrey S. Finnin
	Title:	Chief Financial Officer

[Signature Page to Subsidiary Guaranty Agreement]

EXHIBIT A

FORM OF GUARANTOR SUPPLEMENT

THIS GUARANTOR SUPPLEMENT (the “Guarantor Supplement”), dated as of [          , 20  ] is made by [          ], a [            ] (the “Additional Guarantor”), in favor of the holders from time to time of the Notes issued pursuant to the Note Purchase Agreement described below:

PRELIMINARY STATEMENTS:

I.       Pursuant to the Note Purchase Agreement dated April 20, 2017 (as amended, modified, supplemented or restated from time to time, the “Note Purchase Agreement”), by and among each of CoreSite, L.P., a Delaware limited partnership (the “Issuer”), CoreSite Realty Corporation, a Maryland corporation (the “Parent”), and the Persons listed on the signature pages thereto (the “Purchasers”), the Issuer has issued and sold $175,000,000 aggregate principal amount of its 3.91% Senior Notes due April 20, 2024 (the “Initial Notes”).  The Initial Notes and any other notes that may from time to time be issued pursuant to the Note Purchase Agreement (including any notes issued in substitution for any of the Notes) are herein collectively called the “Notes” and individually a “Note.”

II.       The Issuer is required pursuant to the Note Purchase Agreement to cause the Additional Guarantor to deliver this Guarantor Supplement in order to cause the Additional Guarantor to become a Guarantor under the Subsidiary Guaranty Agreement dated as of April 20, 2017 executed by certain Subsidiaries of the Issuer (together with each entity that from time to time becomes a party thereto by executing a Guarantor Supplement pursuant to Section 15.1 thereof, collectively, the “Guarantors”) in favor of each holder from time to time of any of the Notes (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Guaranty Agreement”).

III.      The Additional Guarantor has received and will receive substantial direct and indirect benefits from the Issuer’s compliance with the terms and conditions of the Note Purchase Agreement and the Notes issued thereunder.

IV.       Capitalized terms used and not otherwise defined herein have the definitions set forth in the Note Purchase Agreement.

NOW THEREFORE, in consideration of the funds advanced to the Issuer by the Purchasers under the Note Purchase Agreement and the Notes and to enable the Issuer to comply with the terms of the Note Purchase Agreement, the Additional Guarantor hereby covenants, represents and warrants to the holders as follows:

1.        The Additional Guarantor hereby becomes a Guarantor (as defined in the Guaranty Agreement) for all purposes of the Guaranty Agreement.  Without limiting the foregoing, the Additional Guarantor hereby (a) jointly and severally with the other

Guarantors under the Guaranty Agreement, guarantees to the holders from time to time of the Notes the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) and the full and prompt performance of all Guaranteed Obligations (as defined in Section 1 of the Guaranty Agreement) in the same manner and to the same extent as is provided in the Guaranty Agreement; (b) accepts and agrees to perform and observe all of the covenants set forth therein; (c) waives the rights set forth in Section 3 of the Guaranty Agreement; (d) makes the representations and warranties set forth in Section 9 of the Guaranty Agreement as of the date hereof; and (e) waives the rights, submits to jurisdiction and waives service of process as described in Section 15.6 of the Guaranty Agreement.

2.        Notice of acceptance of this Guarantor Supplement and of the Guaranty Agreement, as supplemented hereby, is hereby waived by the Additional Guarantor.

3.        The address for notices and other communications to be delivered to the Additional Guarantor shall be made pursuant to Section 14 of the Guaranty Agreement or as set forth below.

This Guarantor Supplement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York, excluding choice-of-law principles of the law of such State that would permit the application of the law of a jurisdiction other than such State.

*    *    *    *    *

A-2

IN WITNESS WHEREOF, the Additional Guarantor has caused this Guarantor Supplement to be duly executed and delivered as of the date and year first above written.

[NAME OF GUARANTOR]

By:
Name:
Title:

Notice Address for such Guarantor:

A-3

FORM OF OPINION OF SPECIAL COUNSEL

FOR THE PARENT, THE ISSUER AND THE INITIAL SUBSIDIARY GUARANTORS

SCHEDULE 4.4(a)(i)

(to Note Purchase Agreement)

FORM OF OPINION OF SPECIAL MARYLAND COUNSEL FOR THE PARENT

SCHEDULE 4.4(a)(ii)

(to Note Purchase Agreement)

FORM OF OPINION OF SPECIAL COUNSEL
FOR THE PURCHASERS

[To Be Provided on a Case by Case Basis]

SCHEDULE 4.4(b)

(to Note Purchase Agreement)

CHANGES IN CORPORATE STRUCTURE

None.

SCHEDULE 4.9

(to Note Purchase Agreement)

DISCLOSURE MATERIALS

The Parent’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, filed with the SEC on February 10, 2017

The Parent’s Current Report on Form 8-K, filed with the SEC on March 9, 2017

Investor Presentation dated April 2017, which was posted to IntraLinks on March 29, 2017

SCHEDULE 5.3

(to Note Purchase Agreement)

SUBSIDIARIES OF THE ISSUER AND

OWNERSHIP OF SUBSIDIARY STOCK

(i)                                   Subsidiaries:

Name	Jurisdiction of Formation	Direct or Indirect Ownership Interest		Subsidiary Guarantor
CoreSite, L.L.C.	Delaware	99.00	%(1)	No
Comfluent Acquisition, L.L.C.	Delaware	100.00%		No
CoreSite 1099 14th Street NW, L.L.C.	Delaware	100.00%		No
CoreSite 1275 K Street, L.L.C.	Delaware	100.00%		No
CoreSite 32 Avenue of the Americas, L.L.C.	Delaware	100.00%		No
CoreSite Coronado Stender, L.L.C.	Delaware	100.00%		No
CoreSite Data Center Services, Inc.	Delaware	100.00%		No
CoreSite Denver, L.L.C.	Colorado	100.00%		No
CoreSite Development Services, Inc.	Delaware	100.00%		No
CoreSite One Wilshire, L.L.C.	Delaware	100.00%		Yes
CoreSite Real Estate 12100 Sunrise Valley Drive L.L.C.	Delaware	100.00%		Yes
CoreSite Real Estate 1656 McCarthy GP, L.L.C.	Delaware	100.00%		No
CoreSite Real Estate 1656 McCarthy, L.L.C.	Delaware	100.00%		No
CoreSite Real Estate 1656 McCarthy, L.P.	Delaware	100.00%		Yes
CoreSite Real Estate 2 Emerson Lane, L.L.C.	Delaware	100.00%		No
CoreSite Real Estate 2115 NW 22nd Street, L.L.C.	Delaware	100.00%		Yes
CoreSite Real Estate 2901 Coronado GP, L.L.C.	Delaware	100.00%		No
CoreSite Real Estate 2901 Coronado, L.L.C.	Delaware	100.00%		No
CoreSite Real Estate 2901 Coronado, L.P.	Delaware	100.00%		Yes
CoreSite Real Estate 2950 Stender GP, L.L.C.	Delaware	100.00%		No
CoreSite Real Estate 2950 Stender, L.P.	Delaware	100.00%		No
CoreSite Real Estate 2972 Stender G.P., L.L.C.	Delaware	100.00%		No
CoreSite Real Estate 2972 Stender, L.P.	Delaware	100.00%		Yes
CoreSite Real Estate 3001 Coronado GP, L.L.C.	Delaware	100.00%		No
CoreSite Real Estate 3001 Coronado, L.P.	Delaware	100.00%		No
CoreSite Real Estate 3032 Coronado G.P., L.L.C.	Delaware	100.00%		No
CoreSite Real Estate 3032 Coronado, L.P.	Delaware	100.00%		No
CoreSite Real Estate 3045 Stender, L.P.	Delaware	100.00%		No
CoreSite Real Estate 3045 Stender GP, L.L.C.	Delaware	100.00%		No
CoreSite Real Estate 427 S. LaSalle, L.L.C.	Delaware	100.00%		Yes
CoreSite Real Estate 55 S. Market Street, L.L.C.	Delaware	100.00%		Yes
CoreSite Real Estate 70 Innerbelt, L.L.C.	Delaware	100.00%		Yes
CoreSite Real Estate 900 N. Alameda GP, L.L.C.	Delaware	100.00%		No
CoreSite Real Estate 900 N. Alameda, L.L.C.	Delaware	100.00%		No
CoreSite Real Estate 900 N. Alameda, L.P.	Delaware	100.00%		Yes
CoreSite Real Estate Sunrise Technology Park, L.L.C.	Delaware	100.00%		No
US Colo Holding Company, L.L.C.	Delaware	100.00%		No

(1)           The remaining 1.00% ownership interest is held by the Parent.

SCHEDULE 5.4
(to Note Purchase Agreement)

(ii)                                    Affiliates:

Name	Jurisdiction of Formation	Guarantor
CoreSite Realty Corporation	Maryland	Yes

(iii)          The Parent’s and the Issuer’s Directors and Senior Officers:

Directors of the Parent

James A. Attwood, Jr.

Kelly C. Chambliss

Michael R. Koehler

Robert G. Stuckey

Paul E. Szurek

J. David Thompson

David A. Wilson

Senior Officers of the Parent

Name	Title
Paul E. Szurek	President and Chief Executive Officer
Jeffrey S. Finnin	Chief Financial Officer
Derek S. McCandless	Senior Vice President, Legal, General Counsel and Secretary
Steven J. Smith	Senior Vice President, Sales and Marketing
Dominic M. Tobin	Senior Vice President, Field Operations and Network Engineering
Brian P. Warren	Senior Vice President, Engineering and Product

Directors of the Issuer

None.

Senior Officers of the Issuer

None.

5.4-2

FINANCIAL STATEMENTS

The Parent’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, filed with the SEC on February 10, 2017

SCHEDULE 5.5

(to Note Purchase Agreement)

EXISTING INDEBTEDNESS

(as of December 31, 2016)

OBLIGOR(S)	DESCRIPTION OF INDEBTEDNESS	INTEREST RATE(S)		COLLATERAL	FINAL MATURITY	OUTSTANDING PRINCIPAL AMOUNT

CoreSite, L.P., as parent borrower, and CoreSite Real Estate 70 Innerbelt, L.L.C., CoreSite Real Estate 900 N. Alameda, L.P., CoreSite Real Estate 2901 Coronado, L.P., CoreSite Real Estate 1656 McCarthy, L.P., CoreSite Real Estate 427 S. LaSalle, L.L.C., CoreSite Real Estate 2972 Stender, L.P., CoreSite Real Estate 12100 Sunrise Valley Drive, L.L.C., CoreSite Real Estate 2115 NW 22nd Street, L.L.C., CoreSite One Wilshire, L.L.C. and CoreSite Real Estate 55 S. Market Street, L.L.C., as subsidiary guarantors (the “Subsidiary Guarantors”) and Coresite Realty Corporation, as guarantor (the “Parent Guarantor”)

	Revolving Credit Facility pursuant to the Third Amended and Restated Credit Agreement (the “Credit Agreement”)	2.32	%(1)	None	June 24, 2019	$194.0 million	(5)
	2019 Senior Unsecured Term Loan	3.23	%(2)	None	January 31, 2019	$100.0 million	(6)
	2020 Senior Unsecured Term Loan pursuant to the Credit Agreement	2.60	%(3)	None	June 24, 2020	$150.0 million
	2021 Senior Unsecured Term Loan pursuant to the Credit Agreement	2.27	%(4)	None	February 2, 2021	$100.0 million
Coresite, L.P., as issuer, the Parent Guarantor and the Subsidiary Guarantors	4.19% Senior Notes due June 15, 2023	4.19%		None	June 15, 2023	$150.0 million

(1)               Borrowings under the revolving credit facility bear interest at a variable rate per annum equal to either (i) LIBOR plus 155 basis points to 225 basis points, or (ii) a base rate plus 55 basis points to 125 basis points, each depending on the Issuer’s leverage ratio. At December 31, 2016, the Issuer’s leverage ratio was 23.3% and the interest rate was LIBOR plus 155 basis points.

(2)               The borrowings under this term loan bear interest at a variable rate per annum equal to either (i) LIBOR plus 175 basis points to 265 basis points, or (ii) a base rate plus 75 basis points to 165 basis points, each depending on the Issuer’s leverage ratio. At December 31, 2016, the Issuer’s leverage ratio was 23.3% and the interest rate was LIBOR plus 175 basis points. The Issuer entered into a swap agreement with respect to this term loan to swap the variable interest rate associated with 100% of the principal amount of such term loan to a fixed rate of approximately 3.23% per annum at the Issuer’s current leverage ratio.

(3)               The borrowings under this term loan bear interest at a variable rate per annum equal to either (i) LIBOR plus 150 basis points to 220 basis points, or (ii) a base rate plus 50 basis points to 120 basis points, each depending on the Issuer’s leverage ratio. At December 31, 2016, the Issuer’s leverage ratio was 23.3% and the interest rate was LIBOR plus 150 basis points. The Issuer entered into a swap agreement with respect to this term loan to swap the variable interest rate associated with 50% of the principal amount of such term loan to a fixed rate of approximately 2.93% per annum at the Issuer’s current leverage ratio. The interest rate on the remaining 50% of the principal amount of such term loan is based on LIBOR plus the applicable spread. The effective interest rate as of December 31, 2016 was 2.60%.

(4)               The borrowings under this term loan bear interest at a variable rate per annum equal to either (i) LIBOR plus 150 basis points to 220 basis points, or (ii) a base rate plus 50 basis points to 120 basis points, each depending on the Issuer’s leverage ratio. At December 31, 2016, the Issuer’s leverage ratio was 23.3% and the interest rate was LIBOR plus 150 basis points.

SCHEDULE 5.15
(to Note Purchase Agreement)

(5)               As of the date hereof, after giving effect to the offering of the Notes, there is no amount outstanding under the Revolving Credit Facility.

(6)               On April 19, 2017, the commitments under this term loan were increased from $100.0 million to $200.0 million and borrowed in full, and the maturity extended from January 31, 2019 to April 19, 2022.

B-2

ELIGIBLE REAL ESTATE

1.              1656 McCarthy Blvd.
Milpitas, CA

2.              900 N. Alameda Street
Los Angeles, CA

3.              2901 Coronado Drive
Santa Clara, CA

4.              70 Innerbelt Road
Somerville, MA

5.              427 S. LaSalle Street
Chicago, IL

6.              2972 Stender Way

Santa Clara, CA

7.              624 S. Grand Avenue
Los Angeles, CA

8.              12100 Sunrise Valley Drive
Reston, VA

9.              2115 NW 22nd Street
Miami, FL

10.       55 S. Market Street
San Jose, CA

SCHEDULE 10

(to Note Purchase Agreement)

EXISTING CREDIT FACILITIES

Amended and Restated Term Loan Agreement, among CoreSite, L.P., as borrower, Royal Bank of Canada, the other lenders party thereto and other lenders that may become parties thereto, Royal Bank of Canada, as administrative agent, Regions Bank, as syndication agent, and RBC Capital Markets, Regions Capital Markets, TD Securities (USA) LLC and Wells Fargo Securities, LLC, as joint lead arrangers and joint book managers, dated as of April 19, 2017.

Note Purchase Agreement, among CoreSite, L.P., as issuer, CoreSite Realty Corporation, as parent guarantor, and the purchasers party thereto, dated as of June 15, 2016 and as amended through April 20, 2017.

SCHEDULE 11

(to Note Purchase Agreement)

CORESITE, L.P.

1001 17th Street, Suite 500

Denver, Colorado 80202

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

ATHENE ANNUITY AND LIFE COMPANY	$1,000,000

Name in which to register Note(s)	GERLACH & CO F/B/O ATHENE ANNUITY AND LIFE COMPANY

Payment on Account of Note

Method	Federal Funds Wire Transfer

Wiring Instructions	Citibank NA
ABA number: 021000089
Concentration A/C#: 36112805
FFC Account #: 214453
Account Name: Athene Annuity and Life Co – Non-Modco
Citi’s SWIFT address: CITIUS33

Reference: Please reference the Name of Company, Description of Security, PPN, Due Date and Application (as among principal, make-whole and interest) of the payment being made.

Address for all Notices, including Financials, Compliance and Requests	PREFERRED REMITTANCE: privateplacements@atheneLP.com
Athene Annuity and Life Company
c/o Athene Asset Management L.P.
Attn: Private Fixed Income
7700 Mills Civic Parkway
West Des Moines, IA 50266

Instructions for Delivery of Notes	Citibank NA
Attn: Keith Whyte
399 Park Ave
Level B Vault
New York, NY 10022
A/C Number: 214453

Tax Identification Number	42-0175020 (Athene Annuity and Life Company)
13-6021155 (Gerlach & Co.)

PURCHASER SCHEDULE
(to Note Purchase Agreement)

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

STRUCTURED ANNUITY REINSURANCE COMPANY	$2,000,000

Name in which to register Note(s)	GERLACH & CO F/B/O STRUCTURED ANNUITY REINSURANCE COMPANY

Payment on Account of Note

Method	Federal Funds Wire Transfer

Wiring Instructions	Citibank NA
ABA number: 021000089
Concentration A/C#: 36112805
FFC Account #: 214475
Account Name: Structured Annuity Reinsurance Company (STAR)
Citi’s SWIFT address: CITIUS33

Reference: Please reference the Name of Company, Description of Security, PPN, Due Date and Application (as among principal, make-whole and interest) of the payment being made.

Address for all Notices, including Financials, Compliance and Requests	PREFERRED REMITTANCE: privateplacements@athenelp.com
Structured Annuity Reinsurance Company
c/o Athene Asset Management L.P.
Attn: Private Fixed Income
7700 Mills Civic Parkway
West Des Moines, IA 50266

Instructions for Delivery of Notes	Citibank NA
Attn: Keith Whyte
399 Park Ave
Level B Vault
New York, NY 10022
A/C Number: 214475

Tax Identification Number	46-2091695 (Structured Annuity Reinsurance Company)
13-6021155 (Gerlach & Co.)

2

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

ATHENE ANNUITY & LIFE ASSURANCE COMPANY OF NEW YORK	$3,000,000

Name in which to register Note(s)	GERLACH & CO F/B/O ATHENE ANNUITY & LIFE ASSURANCE COMPANY OF NEW YORK

Payment on Account of Note

Method	Federal Funds Wire Transfer

Wiring Instructions	Citibank NA
ABA number: 021000089
Concentration A/C #: 36112805
FFC Account #: 215321
Account Name: AANY – MOD – AAM
Citi’s SWIFT address: CITIUS33

Reference: Please reference the Name of Company, Description of Security, PPN, Due Date and Application (as among principal, make-whole and interest) of the payment being made.

Address for all Notices, including Financials, Compliance and Requests	PREFERRED REMITTANCE: privateplacements@athenelp.com
Athene Annuity & Life Assurance Company of New York
c/o Athene Asset Management L.P.
Attn: Private Fixed Income
7700 Mills Civic Parkway
West Des Moines, IA 50266

Instructions for Delivery of Notes	Citibank NA
Attn: Keith Whyte
399 Park Ave
Level B Vault
New York, NY 10022
A/C Number: 215321

Tax Identification Number	13-2570714 (Athene Annuity & Life Assurance Company of New York)
13-6021155 (Gerlach & Co.)

3

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

HOMESTEADERS LIFE COMPANY	$1,000,000
Attention: Investment Department
5700 Westown Parkway
West Des Moines, Iowa 50266
Telephone Number: 515-440-7727
Fax Number: 515-440-7692

Email:
dwatters@homesteaderslife.com
LStange@Homesteaderslife.com

Security Delivery

Deliver bonds to Name and Address of Purchaser above, to Attention: Lisa Stange, Investments

Payments

All payments on or in respect of the Equipment Notes to be made by Fed wire transfer of immediately available funds (identifying each payment with name of the Issuer (and the Credit, if any), the Private Placement Number preceded by “DPP” and the payment as principal, interest, or premium) in the format as follows:

Bank	=	Wells Fargo Bank, N.A.
ABA #121000248
Account	=	Trust Wire Clearing
BAN: 0000840245

OBI	=

FFC:  20973800 Homesteaders Life Company

[Name of Bond Issuer]

DPP – [Insert Private Placement Number] —

Payment Due Date (MM/DD/YY) —

P        (enter “P” and the amount of principal being remitted, for example, P50000000.00) —

I         (enter “I” and the amount of interest being remitted, for example, I225000.00)

Notices

All notices of scheduled payments and written confirmation of each such payment, to be addressed:

4

Homesteaders Life Company

Deanna Watters

5700 Westown Parkway

West Des Moines, Iowa 50266

Telephone: 515-440-7855

Telecopy: 515-440-7692

All financial reports, compliance certificates and all other written communications, including notice of prepayments to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:

Wells Fargo Bank, NA For benefit of: Homesteaders Life Company

Taxpayer I.D. Number:  42-0316600

5

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

I. THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY	$32,637,000

II.                All payments on account of Notes held by such Purchaser shall be made by wire transfer of immediately available funds, providing sufficient information to identify the source of the transfer, the amount of the dividend and/or redemption (as applicable) and the identity of the security as to which payment is being made.

Please contact our Treasury & Investment Operations Department to securely obtain wire transfer instructions for The Northwestern Mutual Life Insurance Company.

E-mail:  payments@northwesternmutual.com

Phone: (414) 665-1679

III.           All notices with respect to confirmation of payments on account of the Notes shall be delivered or mailed to:

The Northwestern Mutual Life Insurance Company

720 East Wisconsin Avenue

Milwaukee, WI 53202

Attention: Investment Operations

E-mail: payments@northwesternmutual.com

Phone: (414) 665-1679

IV.            All other communications including any permitted electronic delivery of financial and business information (or any notices related thereto) shall be delivered or mailed to:

The Northwestern Mutual Life Insurance Company

720 East Wisconsin Avenue

Milwaukee, WI 53202

Attention: Securities Department

E-mail: privateinvest@northwesternmutual.com

V.                 Address for delivery of Closing Documents and Notes:

The Northwestern Mutual Life Insurance Company

720 East Wisconsin Avenue

Milwaukee, WI 53202

Attention:  Justin Szalanski

6

VI.            If posted to IntraLinks or another document repository/hosted website, send to:

Email: preautodownload@northwesternmutual.com

VII.       Tax Identification No.: 39-0509570

7

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

I. THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY FOR ITS GROUP ANNUITY SEPARATE ACCOUNT	$363,000

II.                All payments on account of Notes held by such Purchaser shall be made by wire transfer of immediately available funds, providing sufficient information to identify the source of the transfer, the amount of the dividend and/or redemption (as applicable) and the identity of the security as to which payment is being made.

Please contact our Treasury & Investment Operations Department to securely obtain wire transfer instructions for The Northwestern Mutual Life Insurance Company for its Group Annuity Separate Account.

E-mail:  payments@northwesternmutual.com

Phone: (414) 665-1679

III.           All notices with respect to confirmation of payments on account of the Notes shall be delivered or mailed to:

The Northwestern Mutual Life Insurance Company

for its Group Annuity Separate Account

720 East Wisconsin Avenue

Milwaukee, WI 53202

Attention: Investment Operations

E-mail: payments@northwesternmutual.com

Phone: (414) 665-1679

8

IV.            All other communications including any permitted electronic delivery of financial and business information (or any notices related thereto) shall be delivered or mailed to:

The Northwestern Mutual Life Insurance Company

for its Group Annuity Separate Account

720 East Wisconsin Avenue

Milwaukee, WI 53202

Attention: Securities Department

E-mail: privateinvest@northwesternmutual.com

V.                 Address for delivery of Closing Documents and Notes:

The Northwestern Mutual Life Insurance Company

720 East Wisconsin Avenue

Milwaukee, WI 53202

Attention:  Justin Szalanski

VI.            If posted to IntraLinks or another document repository/hosted website, send to:

Email: preautodownload@northwesternmutual.com

VII.       Tax Identification No.: 39-0509570

9

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

THE OHIO NATIONAL LIFE INSURANCE COMPANY One Financial Way Cincinnati, OH 45242 Attention: Investment Department	$3,000,000

Address for payments on account of the Notes:

By bank wire transfer of Federal or

other immediately available funds

(identifying each payment as to issuer,

security (including interest rate and maturity date), and principal or interest) to:

U.S. Bank N.A. (ABA #042-000013)

5th & Walnut Streets

Cincinnati, OH 45202

For credit to The Ohio National Life

Insurance Company’s Account No. 910-275-7

All notices and communications, including

notices with respect to payments and written

confirmation of each such payment, to be

addressed:

THE OHIO NATIONAL LIFE INSURANCE COMPANY

One Financial Way

Cincinnati, OH 45242

Attention: Investment Department

With a copy to:

privateplacements@ohionational.com

Tax identification No.: 31-0397080

Fax number: 513-794-4506

Original notes to be delivered to:

THE OHIO NATIONAL LIFE INSURANCE COMPANY

One Financial Way

Cincinnati, OH 45242

Attention: Investment Department

10

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

OHIO NATIONAL LIFE ASSURANCE CORPORATION One Financial Way Cincinnati, OH 45242 Attention: Investment Department	$2,000,000

Address for payments on account of the Notes:

By bank wire transfer of Federal or

other immediately available funds

(identifying each payment as to issuer,

security, and principal or interest) to:

U.S. Bank N.A. (ABA #042-000013)

5th & Walnut Streets

Cincinnati, OH 45202

For credit to Ohio National Life

Assurance Corporation’s Account No. 865-215-8

All notices and communications, including

notices with respect to payments and written

confirmation of each such payment, to be

addressed:

OHIO NATIONAL LIFE ASSURANCE CORPORATION

One Financial Way

Cincinnati, OH 45242

Attn: Investment Department

With a copy to:

privateplacements@ohionational.com

Tax identification No.: 31-0962495

Fax number: 513-794-4506

Original notes to be delivered to:

OHIO NATIONAL LIFE ASSURANCE CORPORATION

One Financial Way

Cincinnati, OH 45242

Attention: Investment Department

11

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

UNITED OF OMAHA LIFE INSURANCE COMPANY	$20,000,000

(1)	All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

	Beneficiary Name:	U.S. Bank as Paying Agent for Prudential as Admin Agent

	Beneficiary Address:	214 N. Tryon St 26th Floor Charlotte, NC 28201

	Primary Bank Name:	U.S. Bank as Paying Agent for Prudential as Admin Agent

	Primary ABA Number:	091000022

	Account Name:	Paying Agent DDA - CoreSite, L.P.

	Account Number:	104791306624

	FFC:	189586-700

(2)                      Address for all communications and notices:

Prudential Private Placement Investors, L.P.

c/o Prudential Capital Group

Four Embarcadero Center
Suite 2700
San Francisco, CA 94111

Attention:  Managing Director

cc:  Vice President and Corporate Counsel

and for all notices relating solely to scheduled principal and interest payments and written confirmations of wire transfers to:

JPMorgan Chase Bank

14201 Dallas Parkway - 13th Floor

Dallas, TX 75254-2917

Attention:  Income Processing - G. Ruiz

a/c: FFC: United of Omaha, a/c: G09588, Cusip/PPN (21871@ AB6), Security Name,
Principal & Interest Breakdown

12

(3)                      Address for Delivery of Notes:

(a)              Send physical security by nationwide overnight delivery service to:

JPMorgan Chase Bank
4 Chase Metrotech Center, 3rd Floor
Brooklyn, NY 11245-0001

Attention:  Physical Receive Department

Please include in the cover letter accompanying the Notes a reference to the Purchaser’s account number (United of Omaha Life Insurance Company; Account Number: FFC: United of Omaha, a/c: G09588, Cusip/PPN (21871@ AB6), Security Name, Principal & Interest Breakdown).

(b)              Send copy by email to:

James Evert
james.evert@prudential.com
(415) 291-5055

(4)                      Tax Identification No.: 47-0322111

(5)                      Email addresses for electronic delivery:

david.levine@prudential.com and pcgsanfrancisco@prudential.com

13

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

FARMERS NEW WORLD LIFE INSURANCE COMPANY	$10,000,000

(1)	All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

	Beneficiary Name:	U.S. Bank as Paying Agent for Prudential as Admin Agent

	Beneficiary Address:	214 N. Tryon St 26th Floor Charlotte, NC 28201

	Primary Bank Name:	U.S. Bank as Paying Agent for Prudential as Admin Agent

	Primary ABA Number:	091000022

	Account Name:	Paying Agent DDA - CoreSite, L.P.

	Account Number:	104791306624

	FFC:	189586-700

(2)                      Address for all communications and notices:

Prudential Private Placement Investors, L.P.

c/o Prudential Capital Group

Four Embarcadero Center
Suite 2700
San Francisco, CA 94111

Attention:  Managing Director

cc:  Vice President and Corporate Counsel

and for all notices relating solely to scheduled principal and interest payments and written confirmations of wire transfers to:

investment.accounting@farmersinsurance.com

or

Farmers Insurance Company

Attention:  Investment Accounting Team

4680 Wilshire Blvd., 4th Floor

Los Angeles, CA 90010

14

and

investments.operations@farmersinsurance.com

or

Farmers New World Life Insurance Company

Attention:  Investment Operations Team

3003 77th Avenue Southeast, 5th Floor

Mercer Island, WA 98040-2837

(3)                      Address for Delivery of Notes:

(a)              Send physical security by nationwide overnight delivery service to:

JPMorgan Chase Bank, N.A.
4 Chase Metrotech Center, 3rd Floor
Brooklyn, NY 11245-0001

Attention:  Physical Receive Department
Brian Cavanaugh
Telephone:  (718) 242-0264

If sending by messenger:
JPMorgan Chase Bank, N.A.
4 Chase Metrotech Center
1st Floor, Window 5
Brooklyn, NY 11245-0001

Attention:  Physical Receive Department
(Use Willoughby Street Entrance)

Please include in the cover letter accompanying the Notes a reference to the Purchaser’s account number (“P58834 - Farmers New World Life Private Placement”) and CUSIP information.

(b)              Send copy by email to:

James Evert
james.evert@prudential.com
(415) 291-5055

(4)                      Tax Identification No.: 91-0335750

(5)                      Email addresses for electronic delivery:

david.levine@prudential.com and pcgsanfrancisco@prudential.com

15

	NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

	PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY	$35,000,000

(1)	All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

	Beneficiary Name:	U.S. Bank as Paying Agent for Prudential as Admin Agent

	Beneficiary Address:	214 N. Tryon St 26th Floor Charlotte, NC 28201

	Primary Bank Name:	U.S. Bank as Paying Agent for Prudential as Admin Agent

	Primary ABA Number:	091000022

	Account Name:	Paying Agent DDA - CoreSite, L.P.

	Account Number:	104791306624

	FFC:	189586-700

(2)	Address for all communications and notices:

Prudential Retirement Insurance and Annuity Company

c/o Prudential Capital Group

Four Embarcadero Center

Suite 2700

San Francisco, CA 94111

Attention:  Managing Director

cc:  Vice President and Corporate Counsel

and for all notices relating solely to scheduled principal and interest payments and written confirmations of wire transfers to:

Prudential Retirement Insurance and Annuity Company

c/o PGIM, Inc.

Prudential Tower

655 Broad Street

14th Floor - South Tower

Newark, NJ 07102

Attention:  PIM Private Accounting Processing Team

16

Email: Pim.Private.Accounting.Processing.Team@prudential.com

(3)	Address for Delivery of Notes:

(a) Send physical security by nationwide overnight delivery service to: PGIM, Inc. 655 Broad Street 14th Floor - South Tower Newark, NJ 07102 Attention: Michael Iacono - Trade Management Manager

(b) Send copy by email to: James Evert james.evert@prudential.com (415) 291-5055

(4)	Tax Identification No.: 06-1050034

(5)	Email addresses for electronic delivery: david.levine@prudential.com and pcgsanfrancisco@prudential.com

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NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA 8500 Andrew Carnegie Boulevard Charlotte, North Carolina 28262	$65,000,000

Payments

All payments on or in respect of the Notes shall be made in immediately available funds on the due date by electronic funds transfer, through the Automated Clearing House System, to:

JPMorgan Chase Bank, N.A.

ABA # 021-000-021

Account Number: 900-9-000200

Account Name:  TIAA

For Further Credit to the Account Number: G07040

Reference:  PPN: 21871@ AB6/CoreSite, L.P.

Maturity Date:  April 20, 2024/Interest Rate: 3.91%/P&I Breakdown

Payment Notices

All notices with respect to payments and prepayments of the Notes shall be sent to:

Teachers Insurance and Annuity Association of America

730 Third Avenue

New York, New York 10017

Attention: Securities Accounting Division

Phone: (212) 916-5504

Email: jpiperato@tiaa.org or mwolfe@tiaa.org

With a copy to:

JPMorgan Chase Bank, N.A.

P.O. Box 35308

Newark, New Jersey 07101

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And to:

Teachers Insurance and Annuity Association of America

8500 Andrew Carnegie Boulevard

Charlotte, North Carolina 28262

Attention: Global Private Markets

Telephone:            (704) 988-4349 (Ho Young Lee)

(704) 988-1000 (General Number)

Facsimile:              (704) 988-4916

Email:                    hoyoung.lee@tiaainvestments.com

Contemporaneous written confirmation of any electronic funds transfer shall be sent to the above addresses setting forth (1) the full name, private placement number, interest rate and maturity date of the Notes, (2) allocation of payment between principal, interest, Make-Whole Amount, other premium or any special payment and (3) the name and address of the bank from which such electronic funds transfer was sent.

Other Notices and Communications

All other notices and communications shall be delivered or mailed to:

Teachers Insurance and Annuity Association of America

8500 Andrew Carnegie Boulevard

Charlotte, North Carolina 28262

Attention: Global Private Markets

Telephone:            (704) 988-4349 (Ho Young Lee)

(704) 988-1000 (General Number)

Facsimile:              (704) 988-4916

Email:                    hoyoung.lee@tiaainvestments.com

Taxpayer Identification Number:  13-1624203

Physical Delivery of Notes:

JPMorgan Chase Bank, N.A.

4 Chase Metrotech Center

3rd Floor

Brooklyn, New York 11245-0001

Attention: Physical Receive Department

For TIAA A/C #G07040

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